UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-8748

                              Wanger Advisors Trust
                       ---------- ----------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------

                   Date of fiscal year end: December 31, 2005
                                            ------------------

                   Date of reporting period: December 31, 2005
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                   WANGER U.S. SMALLER COMPANIES
                                                              2005 Annual Report


[graphic: squirrel]
WANGER ADVISORS FUNDS
managed by Columbia Wanger Asset Management, L.P.

[graphic: squirrel]
              WANGER U.S. SMALLER COMPANIES
              2005 ANNUAL REPORT


         Table of Contents

    1    Understanding Your Expenses
    2    No Ordinary Portfolio Managers
    4    Performance Review
    6    Statement of Investments
   13    Statement of Assets and Liabilities
   13    Statement of Operations
   14    Statements of Changes in Net Assets
   15    Financial Highlights
   16    Notes to Financial Statements
   19    Report of Independent Registered Public Accounting Firm
   20    Unaudited Information
   21    Management Fee Evaluation of the Senior Officer
   25    Board Approval of the Existing Advisory Agreement
   27    Special Notice
   28    Board of Trustees and Management of Wanger Advisors Trust


    COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE UNITED STATES WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $27 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

    FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

    THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

     1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

     2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2005 - December  31, 2005
                           Account value at the          Account value at the          Expenses paid during      Fund's annualized
                       beginning of the period ($)       end of the period ($)            the period ($)         expense ratio (%)*
------------------------------------------------------------------------------------------------------------------------------------
                           Actual     Hypothetical       Actual     Hypothetical       Actual     Hypothetical
------------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Smaller
 Companies               1,000.00         1,000.00     1,076.52         1,020.37         5.02             4.89           0.96
------------------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

*For the six months ended 12/31/05.

COMPARE WITH OTHER FUNDS
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.


                                       1

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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[graphic: squirrel]
NO ORDINARY PORTFOLIO MANAGERS


I began working with Ralph Wanger, founder of Columbia Wanger Asset Management, in 1978. Shortly thereafter he issued the third quarter shareholder report for one of our retail funds. In it he wrote: "...hedonism is in... Let us explore the possibility that we have been going through the oldest cycle of all--from Good to Bad." In order to prove that badness was more profitable than goodness, Ralph tested two portfolios for 36-month price changes. The virtuous portfolio included Angelica, up 45%, and Church's Fried Chicken, up 520%. The wicked portfolio included Playboy, up 600%, and DeBeers Mines, up 59%.1 The wicked portfolio won. Ralph's footnote to his essay read: "This study was done by the usual techniques of Financial Analysis: (A) The stocks chosen had nothing to do with the subject, and (B) The portfolios were readjusted until the answer affirmed the hypothesis." At that point it became very clear to me that Ralph Wanger was no ordinary portfolio manager!

Ralph parlayed his legendary shareholder reports into his book, A Zebra in Lion Country.2 The book could have been titled, The Wit and Wisdom of Ralph Wanger. In it Ralph admits that his first quarterly newsletters were serious and stuffy. He said that he gave market and economic forecasts that quickly became outdated. Then he decided, "If most mutual fund communications are both boring and wrong, well then, I figured, I'd rather be lively and wrong."

There's a lot of Wisdom in A Zebra in Lion Country. Examples include: "Look for stocks that have basic value but are out of fashion." Ralph also wrote, "The greatest investment profit comes when an ugly duckling becomes a swan." And, "If a company's earnings beat the Merrill Lynch analyst's forecast by 2 cents, that doesn't excite me. I need a long-term reason to own a stock."

And Ralph meant long term. "...you can't make five or ten or twenty times your money if you don't hold on to your stocks. Most people are delighted when a stock doubles, and quickly sell to lock in their gain," he wrote in his book. Ralph's long-term thinking was driven home in a report essay he wrote in June 1992: "What really makes for successful investing is having a few enormous hits. In 22 years, I've really had three Super Stocks." Houston Oil & Minerals was one. Houston Oil cost $220,000 in 1973 and went to $5.3 million in 1977. Another was Cray Research, which cost $1.5 million in 1978 and was worth $20 million in 1985. International Game Technology, a maker of slot machines, cost $5 million in 1988 and was worth $80 million by June 1992.3

Ralph also had his share of disasters. He wrote in that 1992 report, "There is one stock we tried to sell for two years and never got a bid on any of it. A stock like that just slides from 4 to 3 to 2 to 1 and finally disappears..." Ralph said, "It's kind of like a doctor saying don't worry about it, it's just going to shrivel up and fall off." Atchison Casting, an owner of steel foundries, was a painful example of this. Ralph began purchasing the stock in 1994 and it ended up being nearly worthless when it was sold in 2003.

The wisdom here is that small-cap investing can be a winner's game. Let your winners run. On any individual stock, one can possibly make several thousand percent, but the most that one can lose is 100%. Small-cap investors will have some big percentage losers, but damage to portfolios can be minor as long as investors don't keep throwing money at them and if they maintain a well-diversified portfolio.

How did Ralph use his genius and wisdom to build a successful firm? A few years after I joined Ralph we had a heated discussion about a stock. The next day I asked him if I had crossed the line during our debate. He looked at me kind of puzzled and said, course not, if we always agreed, why would I need you?" Ralph always respected differing opinions and created a culture of intellectual freedom.

In an investment world full of wishful thinking, Ralph also demanded intellectual honesty. The ability to ask tough questions, get sound answers, discover good businesses, detect strong managers and then value stocks appropriately, requires intellectual honesty. Then it's time to act. I remember an analyst saying that a stock trades by appointment and Ralph responding, "Then make an appointment and buy it!" The culture that Ralph fostered allowed Columbia Wanger Asset Management to grow and helped its shareholders to prosper.

Leah Zell's contribution to Columbia Wanger Asset Management has also been huge and complementary to Ralph's. Leah seemed to have the ability to see around corners strategically and make quick, good decisions. When Leah joined our team in 1984, she began as a domestic analyst following mostly real estate and retail stocks. Leah then became our first foreign analyst. She successfully launched our first international retail mutual fund, Acorn International, realizing great investment results, and taking the Fund from zero to one billion dollars in assets under management in 14 months. Of course, she could not have done it without a team. Leah built the international area at Columbia Wanger Asset Management. International investing requires all the skills needed for domestic investing, and more. At Columbia Wanger, we like to hire international analysts who also have language skills and cultural

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


knowledge. In a number of cases, Leah successfully mentored new analysts who had these traits and fine financial skills but had a lot to learn about security analysis.

We at Columbia Wanger Asset Management are happy that Ralph and Leah kept their offices with us and have been advisors over the last two years. We've gotten good advice, but Ralph and Leah made it clear that the decisions were ours. In our semiannual report we published Ralph's last column, which appeared in this section. Ralph once said of writing his essays, "It is fun for me and only mildly irritating to our shareholders." We are grateful to have had Ralph's and Leah's presence and wisdom for all these years. On September 30, 2005, they retired from their advisory roles with the firm.

DOMESTIC SMALL-CAP CYCLE
Small caps have outperformed large caps for over six years now; by our reckoning, small caps bottomed vs. large caps in March 1999. The small-cap Russell 2500 Index returned 110% from that date through December 31, 2005, far outpacing the S&P 500, which returned 8%.

In the past, small-cap stocks had long cycles of out- and under-performance vs. large caps. There is no science and there is no magic in predicting the exact top of a small-cap cycle. Perhaps small caps will continue to outperform--some believe small caps will outperform as long as rapid earnings growth continues and some others believe outperformance will persist until the overall market turns. Numerous economists are predicting higher inflation rates, and small caps did relatively well during the inflationary periods of the 1970s.

However, when looking at price-to-earnings ratios, small caps appear expensive vs. large caps. Using another measure, price-to-book value, small caps appear somewhat more reasonably priced. While we don't think domestic small caps are back to their all-time relative high valuations, we do think small-cap domestic stocks on average are no longer cheap.

We do not predict market cycles. We stick to what we believe we do best: buying reasonably priced small- and mid-cap stocks and when they enter periods of higher valuations, we try to become more selective. Over time this consistently applied approach has weathered the Funds through a variety of market cycles. While we certainly can't predict what the future holds, the best defense against unknown market factors is diversification across assets, which is a prudent and time-tested investment strategy.

COLUMBIA WAM NEWS
We are pleased to announce that Satoshi Matsunaga has joined our international analyst team covering Japan. He came on board in September. Before joining Columbia Wanger Asset Management, he was with Compass Advisers in New York. Satoshi holds an MBA from the University of Michigan and a bachelor's in economics from Keio University in Tokyo, Japan. As a Japanese national, Satoshi brings first-hand knowledge of the country and culture.

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

We are pleased to welcome Satoshi and Bill to the team.

photo of: Charles P. Mcquaid

/s/ Charles P. Mcquaid

CHARLES P. MCQUAID
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.




1 The 36-month period tested ran from September 30, 1975 to September 30, 1978. The stocks mentioned were not held at that time nor are they held by any Wanger Advisors Fund now.

2    Wanger, Ralph, "A Zebra in Lion Country," Simon & Schuster, New York, 1997.

3 Companies Houston Oil & Minerals and the original Cray Research have disappeared through acquisitions. International Game Technology (IGT) is not held by any Wanger Advisors Fund portfolio.

The views expressed here are those of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisor Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.


                                       3

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                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------

[graphic: squirrel]
PERFORMANCE REVIEW WANGER U.S. SMALLER COMPANIES

Photo of: Robert A. Mohn


ROBERT A. MOHN
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.



Wanger U.S. Smaller Companies gained 11.25% in 2005. This return more than doubled the 4.55% annual increase of the Russell 2000.

The Fund's top returns came from the energy sector. Oil and gas producers Southwestern Energy, Ultra Petroleum, Quicksilver Resources and Western Gas Resources hit pay dirt thanks to increased demand and higher energy prices. Southwestern Energy gained 184%, Ultra Petroleum was up 133%, Quicksilver climbed 72% and Western Gas increased 62% for the year.

After dropping in the third quarter on fears of slowed consumer spending, retail stocks came back strong in the fourth quarter, helping annual performance of the Fund's retail names. Chico's FAS gained 93%, Ann Taylor Stores increased 60% and teen retailer Abercrombie & Fitch was up 41% at year end. Our niche technology stocks benefited from strong earnings growth. Credit card processor Global Payments was up 60%. Plexus, a developer and manufacturer of electronic products, gained 75%. SSA Global Technologies, a developer of enterprise resource planning software, ended the year up 65%.

On the downside, Seachange International, a developer of systems used for video-on-demand, was off 55% in the year as cable and telephone customers delayed new video-on-demand launches. Spanish Broadcasting Systems lost 52% as revenues failed to meet expectations. Petco Animal Supplies fell 44% in the year due to weaker than expected sales and elevated distribution costs.

As always, we will continue to search for what we believe to be the best small-cap stocks to add to the portfolio.



Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/05, the Fund's positions in the stocks mentioned were: Southwestern Energy, 0.5%; Ultra Petroleum, 1.5%; Quicksilver Resources, 0.5%; Western Gas, 0.9%; Chico's FAS, 0.7%; Ann Taylor Stores, 0.6%; Abercrombie & Fitch, 1.9%; Global Payments, 1.7%; Plexus, 0.3%; SSA Global Technologies, 0.4%; Seachange International, 0.2%; Spanish Broadcasting Systems, 0.2%; Petco Animal Supplies, 0.8%.


                                       4

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                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN WANGER U.S. SMALLER COMPANIES

TOTAL RETURN FOR EACH PERIOD, MAY 3, 1995 (INCEPTION DATE) THROUGH DECEMBER 31, 2005

           AVERAGE ANNUAL TOTAL RETURN
 ------------------------------------------------
     1 year   5 years   10 years  Life of fund
     11.25%    11.81%    15.26%     15.84%

WANGER U.S. SMALLER COMPANIES: $47,992

Russell 2000: $29,152
            WANGER U.S. SMALLER COMPANIES                    Russell 2000
5/3/95                             10000                            10000
5/31/95                            9870                             10179
6/30/95                            10770                            10707
                                   10000                            10000
                                   11940                            11559
9/30/95                            12060                            11765
                                   11380                            11239
                                   11640                            11711
12/31/95                           11600                            12020
                                   11950                            12007
                                   12580                            12381
3/31/96                            13297                            12633
                                   14690                            13309
                                   15471                            13833
6/30/96                            15351                            13265
                                   14529                            12107
                                   15090                            12810
9/30/96                            15792                            13310
                                   15902                            13105
                                   16423                            13645
12/31/96                           17004                            14003
                                   17475                            14282
                                   16994                            13936
3/31/97                            16366                            13279
                                   16355                            13316
                                   17986                            14797
6/30/97                            19093                            15431
                                   20201                            16149
                                   20703                            16519
9/30/97                            22395                            17728
                                   21995                            16949
                                   21892                            16839
12/31/97                           22005                            17134
                                   21554                            16864
                                   23379                            18111
3/31/98                            24865                            18858
                                   25803                            18962
                                   24887                            17941
6/30/98                            25361                            17978
                                   23959                            16523
                                   20358                            13315
9/30/98                            20875                            14356
                                   21598                            14942
                                   22601                            15725
12/31/98                           23916                            16698
                                   23453                            16920
                                   22223                            15549
3/31/99                            22388                            15792
                                   24321                            17207
                                   25005                            17459
6/30/99                            26375                            18248
                                   27216                            17747
                                   25677                            17090
9/30/99                            25389                            17094
                                   26940                            17163
                                   28202                            18188
12/31/99                           29909                            20247
                                   28911                            19922
                                   30029                            23212
3/31/00                            29077                            21682
                                   26164                            20377
                                   24858                            19189
6/30/00                            25545                            20862
                                   25174                            20191
                                   26672                            21731
9/30/00                            26741                            21093
                                   26768                            20151
                                   25147                            18083
12/31/00                           27469                            19636
                                   27936                            20658
                                   27469                            19302
3/31/01                            26306                            18358
                                   29276                            19794
                                   30473                            20281
6/30/01                            31669                            20981
                                   31710                            19845
                                   30308                            19204
9/30/01                            26567                            16619
                                   27214                            17592
                                   28988                            18954
12/31/01                           30597                            20124
                                   30528                            19914
                                   29634                            19369
3/31/02                            32219                            20925
                                   32247                            21116
                                   30652                            20179
6/30/02                            28754                            19178
                                   25027                            16281
                                   24959                            16240
9/30/02                            23226                            15073
                                   24546                            15557
                                   26499                            16945
12/31/02                           25454                            16002
                                   24959                            15559
                                   24601                            15089
3/31/03                            24670                            15283
                                   26815                            16732
                                   29125                            18528
6/30/03                            29717                            18863
                                   31463                            20043
                                   33168                            20962
9/30/03                            32549                            20575
                                   35643                            22303
                                   36193                            23094
12/31/03                           36455                            23563
                                   38105                            24587
                                   37789                            24807
3/31/04                            37417                            25038
                                   36592                            23762
                                   37857                            24140
6/30/04                            38765                            25157
                                   36578                            23463
                                   36358                            23342
9/30/04                            37665                            24438
                                   38999                            24919
                                   41763                            27080
12/31/04                           43138                            27882
                                   42368                            26719
                                   43124                            27171
3/31/05                            42794                            26393
                                   40786                            24882
                                   42973                            26510
6/30/05                            44582                            27533
                                   46699                            29277
                                   46204                            28734
9/30/05                            46727                            28825
                                   45517                            27930
                                   47882                            29286
12/31/05                           47992                            29152

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through December 31, 2005, with the Russell 2000. Dividends and capital gains are reinvested. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.


--------------------------------------------------------------------------------
RESULTS AS OF DECEMBER 31, 2005

                                     4th quarter   1 year
WANGER U.S. SMALLER
  COMPANIES                             2.71%      11.25%
Russell 2000                            1.13        4.55
S&P MidCap 400                          3.34       12.56
S&P 500                                 2.09        4.91

NAV AS OF 12/31/05: $34.90

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.



--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/05
Information                                                 28.0%
Consumer Goods/Services                                     19.1
Health Care                                                 11.9
Energy/Minerals                                             11.7
Industrial Goods                                            10.1

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/05

1. ITT Educational Services                                  3.8%
Postsecondary Degree Programs

2. Lincare Holdings                                          2.4%
Home Health Care Services

3. AmeriCredit                                               1.9%
Auto Lending

4. Abercrombie & Fitch                                       1.9%
Teen Apparel Retailer

5. Alltel                                                    1.8%
Cellular & Wireline Telephone Services

6. Micros Systems                                            1.7%
Information Systems for Restaurants & Hotels

7. Chicago Bridge & Iron                                     1.7%
Engineering & Construction for Petrochemicals

8. Global Payments                                           1.7%
Credit Card Processor

9. Genlyte Group                                             1.6%
Commercial Lighting Fixtures

10. Kronos                                                   1.6%
Labor Management Solutions

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares
           COMMON STOCKS - 90.7%

           INFORMATION - 28.0%
-----------------------------------------------------------------
           BUSINESS/CONSUMER SOFTWARE - 6.8%
  535,800  Micros Systems (b)                         $25,889,856
           Information Systems for Restaurants & Hotels
  563,437  Kronos (b)                                  23,585,473
           Labor Management Solutions
2,030,000  Novell (b)                                  17,924,900
           Security & Identity Management Software
  780,000  JDA Software Group (b)                      13,267,800
           Applications/Software & Services for Retailers
  330,800  SSA Global Technologies (b)                  6,017,252
           Enterprise Resource Planning (ERP) Software
  818,000  Parametric Technology (b)                    4,989,800
           Engineering Software & Services
  251,200  MRO Software (b)                             3,526,848
           Enterprise Maintenance Software
  820,000  Indus International (b)                      2,574,800
           Enterprise Asset Management Software
   32,400  Avid Technology (b)                          1,774,224
           Digital Nonlinear Editing Software & Systems
   47,400  Witness Systems (b)                            932,358
           Customer Experience Management Software
   50,600  Concur Technologies (b)                        652,234
           Web Enabled Enterprise Applications
-----------------------------------------------------------------
                                                      101,135,545

-----------------------------------------------------------------
           TELECOMMUNICATION SERVICES - 5.6%
  435,192  Alltel                                      27,460,615
           Cellular & Wireline Telephone Services
  640,000  American Tower (b)                          17,344,000
           Communication Towers in USA & Mexico
  495,000  Crown Castle International (b)              13,320,450
           Communication Towers
1,091,000  Time Warner Telecom (b)                     10,746,350
           Competitive Local Exchange Carrier
1,293,000  Dobson Communications (b)                    9,697,500
           Rural & Small City Cellular Telephone Services
  163,300  Commonwealth Telephone                       5,514,641
           Rural Phone Franchises & Competing Telco
-----------------------------------------------------------------
                                                       84,083,556


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           BUSINESS INFORMATION/BUSINESS
           SERVICES/PUBLISHING - 2.5%
  153,700  Getty Images (b)                           $13,720,799
           Photographs for Publications & Electronic Media
  485,000  Ceridian (b)                                12,052,250
           HR Services & Payment Processing
  443,200  Navigant Consulting (b)                      9,741,536
           Financial Consulting Firm
  200,000  InfoUSA                                      2,186,000
           Business Data for Sales Leads
-----------------------------------------------------------------
                                                       37,700,585

-----------------------------------------------------------------
           COMPUTER HARDWARE/RELATED SYSTEMS - 2.1%
  880,000  Symbol Technologies                         11,281,600
           Mobile Computers & Barcode Scanners
  120,000  Intermec (formerly known as Unova) (b)       4,056,000
           Bar Code & Wireless Lan Systems
   76,400  Nice Systems (b)                             3,679,424
           Audio & Video Recording Solutions
  415,800  Seachange International (b)                  3,284,820
           Systems for Video on Demand & Ad Insertion
   81,600  Rogers (b)                                   3,197,088
           PCB Laminates & High Performance Foams
  195,000  CTS                                          2,156,700
           Electronic Components, Sensors & EMS
   90,000  Netgear (b)                                  1,732,500
           Networking Products for Small Business & Home
   50,000  Avocent (b)                                  1,359,500
           Computer Control Switches
  301,205  SensAble Technologies Series C, Pfd. (b)(c)    111,446
1,581,292  SensAble Technologies (b)(c)                    15,813
           Sensory Devices for Computer Based Sculpting
-----------------------------------------------------------------
                                                       30,874,891

-----------------------------------------------------------------
           TRANSACTION PROCESSORS - 2.0%
  546,880  Global Payments                             25,490,077
           Credit Card Processor
  448,000  Pegasus Systems (b)                          4,018,560
           Transaction Processor for Hotel Industry
-----------------------------------------------------------------
                                                       29,508,637


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT - 1.6%
1,915,000  Tellabs (b)                                $20,873,500
           Telecommunications Equipment
  210,000  Andrew (b)                                   2,253,300
           Wireless Infrastructure Equipment
  100,000  Symmetricom (b)                                847,000
           Network Timing & Synchronization Devices
-----------------------------------------------------------------
                                                       23,973,800

-----------------------------------------------------------------
           SEMICONDUCTORS/RELATED EQUIPMENT - 1.6%
  615,500  Integrated Device Technology (b)             8,112,290
           Communications Semiconductors
  670,000  Entegris (b)                                 6,311,400
           Semiconductor Wafer Shipping & Handling Products
  122,800  Amphenol                                     5,435,128
           Electronic Connectors
   70,000  Littelfuse (b)                               1,907,500
           Little Fuses
  125,900  IXYS (b)                                     1,471,771
           Power Semiconductors
-----------------------------------------------------------------
                                                       23,238,089

-----------------------------------------------------------------
           INSTRUMENTATION - 1.3%
  288,000  Tektronix                                    8,124,480
           Analytical Instruments
  145,000  Mettler Toledo (b)                           8,004,000
           Laboratory Equipment
   90,000  Trimble Navigation (b)                       3,194,100
           GPS-Based Instruments
-----------------------------------------------------------------
                                                       19,322,580

-----------------------------------------------------------------
           INTERNET - 1.3%
  740,000  Cnet Networks (b)                           10,870,600
           Internet Advertising on Niche Websites
  355,000  ValueClick (b)                               6,429,050
           Internet Advertising
  310,000  Skillsoft Publishing (b)                     1,705,000
           Provider of Web-Based Learning Solutions (E-Learning)
-----------------------------------------------------------------
                                                       19,004,650

-----------------------------------------------------------------
           RADIO - 1.0%
  561,900  Salem Communications (b)                     9,827,631
           Radio Stations for Religious Programming

-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
  260,000  Cumulus Media, Cl. A (b)                    $3,226,600
           Radio Stations in Small Cities
  515,000  Spanish Broadcasting (b)                     2,631,650
           Spanish Language Radio Stations
-----------------------------------------------------------------
                                                       15,685,881

-----------------------------------------------------------------
           TELEVISION PROGRAMMING - 0.6%
  460,000  Lions Gate Entertainment (b)                 3,532,800
           Film & TV Studio
  880,000  Gemstar TV Guide International (b)           2,296,800
           TV Program Guides & CATV Programming
  140,000  Discovery Holding (b)                        2,121,000
           CATV Programming
  138,500  Gray Television                              1,360,070
           Mid Market Affiliated TV Stations
-----------------------------------------------------------------
                                                        9,310,670

-----------------------------------------------------------------
           TV/SATELLITE BROADCASTING - 0.5%
1,030,000  Entravision Communications (b)               7,333,600
           Spanish Language TV, Radio & Outdoor

-----------------------------------------------------------------
           COMPUTER SERVICES - 0.5%
  753,000  RCM Technologies (b)(d)                      3,840,300
           Technology Engineering Services
  705,500  AnswerThink Consulting (b)                   2,998,375
           I/T Consultant Offering Best Practices Benchmarking
-----------------------------------------------------------------
                                                        6,838,675

-----------------------------------------------------------------
           CONTRACT MANUFACTURING - 0.3%
  220,000  Plexus (b)                                   5,002,800
           Electronic Manufacturing Services

-----------------------------------------------------------------
           GAMING EQUIPMENT - 0.2%
   98,500  Shuffle Master (b)                           2,476,290
           Card Shufflers & Casino Games

-----------------------------------------------------------------
           ELECTRONICS DISTRIBUTION - 0.1%
   40,000  CDW                                          2,302,800
           Technology Reseller
-----------------------------------------------------------------
           INFORMATION - TOTAL                        417,793,049

           CONSUMER GOODS/SERVICES - 19.1%
-----------------------------------------------------------------
           RETAIL - 7.0%
  431,000  Abercrombie & Fitch                         28,092,580
           Teen Apparel Retailer


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           RETAIL - 7.0% (CONT)
  575,000  Petco Animal Supplies (b)                  $12,621,250
           Pet Supplies & Services
  230,000  Chico's FAS (b)                             10,103,900
           Women's Specialty Retail
  265,000  Ann Taylor Stores (b)                        9,147,800
           Womens Apparel Retailer
  409,150  Christopher & Banks                          7,683,837
           Women's Apparel Retailer
  190,000  Michaels Stores                              6,720,300
           Craft & Hobby Specialty Retailer
  163,000  Genesco (b)                                  6,322,770
           Multi-Concept Branded Footware Retailer
  890,000  Restoration Hardware (b)                     5,357,800
           Home Furnishing Retailer
  198,000  Zale Corp (b)                                4,979,700
           Specialty Retailer of Jewelry
  182,750  Aeropostale (b)                              4,806,325
           Mall Based Teen Retailer
  130,000  Sports Authority (b)                         4,046,900
           Sporting Goods Store
  100,000  Urban Outfitters (b)                         2,531,000
           Apparel & Home Specialty Retailer
  150,000  Gaiam (b)                                    2,026,500
           Healthy Living Catalogs & E-Commerce
-----------------------------------------------------------------
                                                      104,440,662

-----------------------------------------------------------------
           CONSUMER SERVICES - 4.5%
  972,000  ITT Educational Services (b)                57,454,920
           Postsecondary Degree Programs
  426,500  Central Parking                              5,851,580
           Owner, Operator & Manager of Parking Lots & Garages
   80,000  Weight Watchers (b)                          3,954,400
           Weight Loss Program
-----------------------------------------------------------------
                                                       67,260,900

-----------------------------------------------------------------
           APPAREL - 2.5%
  459,000  Coach (b)                                   15,303,060
           Designer & Retailer of Branded Leather Accessories
  254,200  Oxford Industries                           13,904,740
           Branded & Private Label Apparel



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
  150,100  Carter's (b)                                $8,833,385
           Children's Branded Apparel
-----------------------------------------------------------------
                                                       38,041,185

-----------------------------------------------------------------
           ENTERTAINMENT/LEISURE PRODUCTS - 2.5%
  366,300  International Speedway Motors               17,545,770
           Largest Motorsport Racetrack Owner & Operator
  248,200  Speedway Motorsports                         8,605,094
           Motorsport Racetrack Owner & Operator
  390,000  Callaway Golf                                5,397,600
           Premium Golf Clubs & Balls
  106,000  Polaris Industries                           5,321,200
           Leisure Vehicles & Related Products
-----------------------------------------------------------------
                                                       36,869,664

-----------------------------------------------------------------
           NON-DURABLES - 1.0%
  288,000  Scotts Miracle-Gro                          13,029,120
           Consumer Lawn & Garden Products
  100,000  Prestige Brands (b)                          1,250,000
           OTC, Household & Personal Care Products
-----------------------------------------------------------------
                                                       14,279,120

-----------------------------------------------------------------
           FURNITURE & TEXTILES - 0.9%
  100,000  HNI                                          5,493,000
           Office Furniture & Fireplaces
  152,000  Herman Miller                                4,284,880
           Office Furniture
   33,000  Mohawk Industries (b)                        2,870,340
           Carpet & Flooring
   50,000  American Woodmark                            1,239,500
           Kitchen Cabinet Manufacturer
-----------------------------------------------------------------
                                                       13,887,720

-----------------------------------------------------------------
           RESTAURANTS - 0.4%
  208,200  Sonic (b)                                    6,141,900
           Drive-in Restaurants

-----------------------------------------------------------------
           CASINOS - 0.2%
  205,000  Alliance Gaming (b)                          2,669,100
           Diversified Gaming Company

-----------------------------------------------------------------
           TRAVEL - 0.1%
   12,400  Kerzner International (b)                      852,500
           Destination Resorts & Casinos


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           FOOD - 0.0%
   25,100  NBTY (b)                                      $407,875
           Vitamins & Supplements

-----------------------------------------------------------------
           CONSUMER GOODS/SERVICES - TOTAL            284,850,626

           HEALTH CARE - 11.9%
-----------------------------------------------------------------
           SERVICES - 5.3%
  866,000  Lincare Holdings (b)                        36,294,060
           Home Health Care Services
  258,709  Coventry Health Care (b)                    14,736,065
           PPO Network
  481,800  NDCHealth Group                              9,265,014
           Health Claims Processing & Drug Marketing Services
  466,000  Serologicals (b)                             9,198,840
           Blood Collection & Antibody Production
  200,000  Charles River Laboratories (b)               8,474,000
           Pharmaceutical Research
   35,000  United Surgical Partners (b)                 1,125,250
           Outpatient Surgery Center
   31,435  Pra International (b)                          884,895
           Contract Research Organization
-----------------------------------------------------------------
                                                       79,978,124

-----------------------------------------------------------------
           MEDICAL EQUIPMENT - 3.4%
  412,000  Edwards Lifesciences (b)                    17,143,320
           Heart Valves
  207,300  Diagnostic Products                         10,064,415
           Immunodiagnostic Kits
  137,227  Advanced Medical Optics (b)                  5,736,089
           Medical Devices for Eye Care
  190,000  Arrow International                          5,508,100
           Disposable Catheters
  115,700  ICU Medical (b)                              4,536,597
           Intravenous Therapy Products
  125,450  Intermagnetics General (b)                   4,001,855
           MRI Equipment
   93,500  Orthofix International (b)                   3,729,715
           Bone Fixation & Stimulation Devices
-----------------------------------------------------------------
                                                       50,720,091



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           BIOTECHNOLOGY/DRUG DELIVERY - 2.2%
  260,600  Neurocrine Biosciences (b)                 $16,347,438
           Drugs for Sleep, Diabetes, MS & Endometriosis
  350,000  AtheroGenics (b)                             7,003,500
           Drugs for Atherosclerosis
  270,000  Nektar Therapeutics (b)                      4,444,200
           Drug Delivery Technologies
  372,500  Ligand Pharmaceuticals (b)                   4,153,375
           Drugs for Pain, Cancer, Osteoporosis & Diabetes
   50,000  Momenta Pharmaceuticals (b)                  1,102,000
           Sugar Analysis Technology for Drug Design
  250,000  Locus Discovery, Series D. Pfd. (c)            375,000
           High Throughput Rational Drug Design
-----------------------------------------------------------------
                                                       33,425,513

-----------------------------------------------------------------
           PHARMACEUTICALS - 0.7%
  315,500  Par Pharmaceuticals (b)                      9,887,770
           Generics

-----------------------------------------------------------------
           MEDICAL SUPPLIES - 0.3%
   70,700  Techne (b)                                   3,969,805
           Cytokines, Antibodies, Other Reagents For Life Sciences
-----------------------------------------------------------------
           HEALTH CARE - TOTAL                        177,981,303

           ENERGY/MINERALS - 11.7%
-----------------------------------------------------------------
           OIL SERVICES - 6.6 %
1,015,000  Chicago Bridge & Iron                       25,588,150
           Engineering & Construction for Petrochemicals
  490,700  FMC Technologies (b)                        21,060,844
           Oil & Gas Well Head Manufacturer
  580,000  Pride International (b)                     17,835,000
           Offshore Drilling Contractor
1,231,000  Newpark Resources (b)                        9,392,530
           Drilling Fluid Services to Oil & Gas Industry
  625,000  Hanover Compressor (b)                       8,818,750
           Natural Gas Compressor Rental
  142,500  Carbo Ceramics                               8,054,100
           Natural Gas Well Stimulants
  266,800  Pioneer Drilling (b)                         4,783,724
           Oil & Gas Well Driller
  205,000  Key Energy Services (b)                      2,761,350
           Oil & Gas Well Workover Services
-----------------------------------------------------------------
                                                       98,294,448

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           OIL/GAS PRODUCERS - 4.6%
  400,000  Ultra Petroleum (b)                        $22,320,000
           Natural Gas Producer
  416,000  Equitable Resources                         15,263,040
           Natural Gas Producer & Utility
  296,000  Western Gas Resources                       13,938,640
           Oil Producer & Coal Seam Gas Producer
  195,000  Quicksilver Resources (b)                    8,191,950
           Natural Gas & Coal Seam Gas Producer
  193,600  Southwestern Energy (b)                      6,957,984
           Oil & Gas Exploration/Production
  450,000  Vaalco Energy (b)                            1,908,000
           Oil & Gas Producer
   71,500  McMoran Exploration (b)                      1,413,555
           Natural Gas Producers & Developer
-----------------------------------------------------------------
                                                       69,993,169

-----------------------------------------------------------------
           DISTRIBUTION/MARKETING/REFINING - 0.5%
  185,000  Atmos Energy (b)                             4,839,600
           Natural Gas Utility
   94,000  Oneok                                        2,503,220
           Natural Gas Utility, Marketing & Processing
-----------------------------------------------------------------
                                                        7,342,820

-----------------------------------------------------------------
           ENERGY/MINERALS - TOTAL                    175,630,437

           INDUSTRIAL GOODS/SERVICES - 10.1%
-----------------------------------------------------------------
           MACHINERY - 4.5%
  492,300  Esco Technologies (b)                       21,902,427
           Automatic Electric Meter Readers
  585,600  Pentair                                     20,214,912
           Pumps, Water Treatment & Tools
  365,100  Nordson                                     14,790,201
           Dispensing Systems for Adhesives & Coatings
  210,000  Ametek                                       8,933,400
           Aerospace/Industrial Instruments
   50,000  Kaydon                                       1,607,000
           Specialized Friction & Motion Control Products
-----------------------------------------------------------------
                                                       67,447,940

-----------------------------------------------------------------
           INDUSTRIAL GOODS - 2.9%
  453,000  Genlyte Group (b)                           24,267,210
           Commercial Lighting Fixtures



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
  191,300  Mine Safety Appliances                      $6,926,973
           Safety Equipment
  196,000  Clarcor                                      5,823,160
           Mobile & Industrial Filters
  177,300  Donaldson                                    5,638,140
           Industrial Air Filtration
-----------------------------------------------------------------
                                                       42,655,483

-----------------------------------------------------------------
           CONSTRUCTION - 0.6%
  191,400  Florida Rock Industries                      9,390,084
           Concrete & Aggregates

-----------------------------------------------------------------
           SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS - 0.6%
  407,500  Spartech                                     8,944,625
           Plastics Distribution & Compounding

-----------------------------------------------------------------
           INDUSTRIAL DISTRIBUTION - 0.5%
  113,000  Nuco2 (b)                                    3,150,440
           Bulk CO2 Gas Distribution to Restaurants
  100,000  Aviall (b)                                   2,880,000
           Aircraft Replacement Parts Distributor
   50,000  Airgas                                       1,645,000
           Industrial Gas Distributor
-----------------------------------------------------------------
                                                        7,675,440

-----------------------------------------------------------------
           LOGISTICS - 0.5%
  130,000  Forward Air                                  4,764,500
           Freight Transportation Between Airports
   21,000  UTI Worldwide                                1,949,640
           Global Logistics & Freight Forwarding
-----------------------------------------------------------------
                                                        6,714,140

-----------------------------------------------------------------
           OUTSOURCING SERVICES - 0.4%
  450,000  Quanta Services (b)                          5,926,500
           Electrical & Telecom Construction Services

-----------------------------------------------------------------
           STEEL - 0.1%
   75,000  Gibraltar Industries                         1,720,500
           Steel Processing

-----------------------------------------------------------------
           INDUSTRIAL SERVICES - 0.0%
   17,200  Clark                                          227,900
           Executive Compensation & Benefits Consulting

-----------------------------------------------------------------
           INDUSTRIAL GOODS/SERVICES - TOTAL          150,702,612

See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares


           FINANCE - 7.5%
-----------------------------------------------------------------
           INSURANCE - 3.0%
  670,500  HCC Insurance Holdings                     $19,900,440
           Specialty Insurance
   36,500  Markel (b)                                  11,572,325
           Specialty Insurance
  138,000  Leucadia National                            6,549,480
           Insurance Holding Company
   35,000  Philadelphia Consolidated Holding (b)        3,384,150
           Specialty Insurance
   75,000  Endurance Specialty Holdings                 2,688,750
           Commerical Lines Insurance/Reinsurance
   77,000  United America Indemnity (b)                 1,413,720
           Specialty Insurance
-----------------------------------------------------------------
                                                       45,508,865

-----------------------------------------------------------------
           FINANCE COMPANIES - 2.4%
1,135,400  AmeriCredit (b)                             29,100,302
           Auto Lending
  217,100  World Acceptance (b)                         6,187,350
           Personal Loans
-----------------------------------------------------------------
                                                       35,287,652

-----------------------------------------------------------------
           BANKS/SAVINGS & LOANS - 1.3%
  317,000  TCF Financial                                8,603,380
           Great Lakes Bank
  131,875  Chittenden                                   3,667,444
           Vermont & Western Massachusetts Bank
   85,200  Anchor Bancorp Wisconsin                     2,584,968
           Wisconsin Thrift
   74,017  Greene City Bancshares                       2,025,105
           Tennessee Bank
   35,000  Associated Banc-Corp                         1,139,250
           Midwest Bank
   20,000  First Financial BankShares                     701,200
           West Texas Bank
   30,000  West Bancorporation                            561,000
           Des Moines Commercial Bank
-----------------------------------------------------------------
                                                       19,282,347



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
           MONEY MANAGEMENT - 0.8%
  321,000  SEI Investments                            $11,877,000
           Mutual Fund Administration & Investment Management

-----------------------------------------------------------------
           FINANCE - TOTAL                            111,955,864

           OTHER INDUSTRIES - 2.4%
-----------------------------------------------------------------
           REAL ESTATE - 0.9 %
  225,000  Highland Hospitality                         2,486,250
           Hotel Owner
  150,000  Kite Realty Group                            2,320,500
           Community Shopping Centers
   55,000  Mills                                        2,306,700
           Regional Shopping Malls
   90,000  American Campus Communities                  2,232,000
           Student Housing/Apartments
  100,000  Crescent Real Estate Equities                1,982,000
           Class A Office Buildings
  130,600  Diamondrock Hospitality                      1,561,975
           Hotel Owner
-----------------------------------------------------------------
                                                       12,889,425

-----------------------------------------------------------------
           TRANSPORTATION - 0.8 %
  601,000  Heartland Express                           12,194,290
           Regional Trucker

-----------------------------------------------------------------
           REGULATED UTILITIES - 0.4%
  345,000  Northeast Utilities                          6,793,050
           Regulated Electric Utility

-----------------------------------------------------------------
           WASTE MANAGEMENT - 0.3%
  122,800  Waste Connections (b)                        4,231,688
           Solid Waste Management

-----------------------------------------------------------------
           OTHER INDUSTRIES - TOTAL                    36,108,453

TOTAL COMMON STOCKS (COST: $864,175,002) - 90.7%    1,355,022,344
-----------------------------------------------------------------


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Principal                                                   Value
Amount

SHORT-TERM OBLIGATIONS - 10.4%

-----------------------------------------------------------------
$64,000,000  Countrywide Financial
             4.32% - 4.34% Due 1/3/06 - 1/6/06        $63,973,802
 30,000,000  Verizon Network Funding
             4.30% Due 1/4/06                          29,989,250
 30,000,000  American General Finance
             4.30% Due 1/5/06 29,985,667
 28,000,000  General Electric Capital Corporate
             4.10% Due 1/9/06                          27,974,489
  3,103,000  Repurchase Agreement with
             State Street Bank & Trust                  3,103,000
             dated 12/30/05, due 1/03/06 at 3.75%
             Collateralized by Federal Home Loan
             Mortgage Discount Notes,
             maturing 5/2/06 market value $3,166,228
             (repurchase proceeds: $3,104,293)
-----------------------------------------------------------------
(AMORTIZED COST: $155,026,208)                       155,026,208

TOTAL INVESTMENTS
   (COST: $1,019,201,210) - 101.1% (a)              1,510,048,552
-----------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES - (1.1%)       (16,353,430)
-----------------------------------------------------------------

TOTAL NET ASSETS - 100%                            $1,493,695,122
-----------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2005, for federal income tax purposes cost of investments was $1,019,596,620 and net unrealized appreciation was $490,451,932 consisting of gross unrealized appreciation of $529,942,867 and gross unrealized depreciation of $ 39,490,935.

(b)  Non-income producing security.

(c) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2005, these securities amounted to $502,259 which represents 0.03% of net assets.

     Additional information on these securities is as follows:

                            ACQUISITION
    SECURITY                    DATES       SHARES        COST          VALUE
--------------------------------------------------------------------------------
    Locus Discovery,
      Series D Pfd.             9/5/01      250,000   $1,000,000     $375,000
    Sensable Technologies
      Series C Pfd.             4/4/00      301,205    1,000,000      111,446
    Sensable Technologies
      Series, common           6/28/04    1,581,292            0       15,813
                                                      ----------     --------
                                                      $2,000,000     $502,259
                                                      ==========     ========

(d) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

     RCM Technologies       6.51%

     The aggregate cost and value of this company at December 31, 2005, was $5,474,962 and $3,840,300 respectively. Investments in affiliate companies represent 0.3% of total net assets at December 31, 2005. Investment activity and income amounts related to affiliates during the twelve months ended December 31, 2005 were as follows:

     Dividend Income                    $     0
     Net realized gain or loss                0
     Change in unrealized gain           51,957

     Purchases                                0
     Proceeds from sales                      0

At December 31, 2005, the Fund held investments in the following sectors:

                                                            % OF
    SECTOR                                               NET ASSETS
-------------------------------------------------------------------
    Information                                             28.0%
    Consumer Goods/Services                                 19.1
    Health Care                                             11.9
    Energy/Minerals                                         11.7
    Industrial Goods/Services                               10.1
    Finance                                                  7.5
    Other Industries                                         2.4
    Short-Term Obligations                                  10.4
    Cash and Other Assets Less Liabilities                  (1.1)
                                                          -------
                                                           100.0%
                                                          =======


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005


================================================================
ASSETS:
Unaffiliated investments, at cost                 $1,013,726,248
Affiliated investments, at cost (See Note 4)           5,474,962
----------------------------------------------------------------
Unaffiliated investments, at value                $1,506,208,252
Affiliated investments, at value (See Note 4)          3,840,300
Cash                                                      23,504
Receivable for:
   Investments sold                                      515,152
   Fund shares sold                                    1,265,704
   Interest                                                  646
   Dividends                                             491,729
   Foreign tax reclaims                                    6,240
   Liquidated security                                    60,150
   Fee reimbursement due from Investment
     Adviser                                              25,607
----------------------------------------------------------------
   Total Assets                                    1,512,437,284

LIABILITIES:
Payable for:
   Investments purchased                              18,415,572
   Fund shares repurchased                               189,309
   Transfer agent fee                                         44
   Trustees' fees                                            476
   Audit fee                                              18,999
   Custody fee                                             6,396
   Legal fees                                             27,037
   Reports to shareholders                                81,158
Other liabilities                                          3,171
----------------------------------------------------------------
   Total Liabilities                                  18,742,162
----------------------------------------------------------------
Net Assets                                        $1,493,695,122
================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                     $949,065,428
Undistributed net investment income                    3,544,817
Accumulated net realized gain                         50,177,385
Net unrealized appreciation on:
   Investments                                       490,847,342
   Liquidated security                                    60,150
----------------------------------------------------------------
Net Assets                                        $1,493,695,122
================================================================
Fund Shares outstanding                               42,800,144
----------------------------------------------------------------
Net asset value, offering price and redemption
   price per share                                        $34.90
================================================================


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005


================================================================
INVESTMENT INCOME:
Dividend income (net of foreign taxes
   withheld of $19,596)                              $11,589,842
Interest income                                        4,237,978
----------------------------------------------------------------
   Total Investment Income                            15,827,820

EXPENSES:
Investment advisory fee                               11,560,012
Transfer agent fee                                           471
Trustees' fees                                           135,904
Custody fee                                               43,711
Compliance fees (See Note 4)                              36,152
Audit fee                                                 35,296
Legal fees                                               188,703
Reports to shareholders                                  208,133
Non-recurring costs (See Note 8)                         229,723
Other expenses                                            10,309
----------------------------------------------------------------
   Total Expenses                                     12,448,414
Fees waived by Investment Adviser
   (See Note 4)                                          (21,040)
Non-recurring costs assumed by Investment Adviser
   (See Note 8)                                         (229,723)
Custody earnings credit                                   (6,950)
----------------------------------------------------------------
   Net Expenses                                       12,190,701
----------------------------------------------------------------
Net Investment Income                                  3,637,119
----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON PORTFOLIO POSITIONS:
Net realized gain on investments                      55,808,347
Net change in unrealized appreciation
   (depreciation) on:
   Unaffiliated investments                           83,973,361
   Affiliated investments (See Note 4)                    51,957
   Liquidated security                                    60,150
----------------------------------------------------------------
     Net change in unrealized
       appreciation (depreciation)                    84,085,468
----------------------------------------------------------------
     Net Gain                                        139,893,815
----------------------------------------------------------------
Net Increase in Net Assets from Operations          $143,530,934
================================================================


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Year ended December 31,
INCREASE (DECREASE) IN NET ASSETS:                                               2005             2004
==========================================================================================================
FROM OPERATIONS:
   Net investment income (loss)                                               $3,637,119       $(4,671,681)
   Net realized gain on investments                                           55,808,347        29,992,766
   Net change in unrealized appreciation (depreciation)
     on investments                                                           84,085,468       145,968,200
----------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations                                143,530,934       171,289,285

SHARE TRANSACTIONS:
   Subscriptions                                                             281,666,708       231,841,890
   Redemptions                                                               (85,055,673)      (72,236,517)
----------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                                      196,611,035       159,605,373
----------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                              340,141,969       330,894,658

NET ASSETS:
   Beginning of period                                                     1,153,553,153       822,658,495
----------------------------------------------------------------------------------------------------------
   End of period                                                          $1,493,695,122    $1,153,553,153
----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $3,544,817                --
==========================================================================================================


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                                                          Year Ended December 31,
Selected data for a share outstanding throughout each period             2005             2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $31.37           $26.51       $18.51      $22.25      $19.99
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                         0.09            (0.14)       (0.11)      (0.10)      (0.04)
Net realized and unrealized gain (loss) on investments                   3.44             5.00         8.11       (3.64)       2.31
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      3.53             4.86         8.00       (3.74)       2.27
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                 --               --           --          --       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                            --               --           --          --       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $34.90           $31.37       $26.51      $18.51      $22.25
====================================================================================================================================
Total Return (b)                                                       11.25%(c)        18.33%       43.22%    (16.81)%      11.39%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses                                                                0.95%(d)         1.00%(d)     0.99%(d)    1.05%(d)    0.99%
Net investment income (loss)                                            0.29%(d)       (0.49)%(d)   (0.48)%(d)  (0.47)%(d)  (0.20)%
Waiver                                                                  0.00%(e)            --           --          --          --
Portfolio turnover rate                                                   11%              15%          10%         16%         18%
Net assets, end of period (000's)                                  $1,493,695       $1,153,553     $822,658    $471,726    $498,186


--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c) Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

(e)  Rounds to less than 0.01%.


See accompanying notes to financial statements.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS
Wanger U.S. Smaller Companies (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.
   The Fund estimates components of distributions from Real Estate Investment Trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate has no impact on the Fund's net assets.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS
Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

FEDERAL INCOME TAXES
The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

3. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

   For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

         UNDISTRIBUTED      ACCUMULATED
        NET INVESTMENT     NET REALIZED
            INCOME             GAIN        PAID-IN CAPITAL
        --------------     -------------   ---------------
           $(92,302)          $92,302             --

   Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.
   As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED     UNDISTRIBUTED
           ORDINARY          LONG-TERM     NET UNREALIZED
            INCOME         CAPITAL GAINS    APPRECIATION*
        --------------     -------------   ---------------
          $3,544,817        $50,572,798     $490,451,932

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and REITadjustments.

   Capital loss carryforwards of $5,327,851 were utilized during the year ended December 31, 2005.

4. TRANSACTIONS WITH AFFILIATES
Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly-owned subsidiary of Columbia Management Group, Inc., (CM) which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

   Effective March 8, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
   For the first $100 million                             0.99%
   Next $150 million                                      0.94%
   In excess of $250 million                              0.89%

   Prior to March 8, 2005, under the Fund's investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
   For the first $100 million                             1.00%
   Next $150 million                                      0.95%
   In excess of $250 million                              0.90%

   In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General, Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees were retained at the following annual rates as a percentage of average daily net assets: 0.99% - up to 100 million; 0.94% - $100 million to $250 million; 0.89% - $250 million and over. The fee waiver was effective from January 1, 2005 through March 8, 2005, but applied as if it had gone into effect on December 1, 2004.
   Fees waived by Columbia WAM amounted to $21,040 for the year ended December 31, 2005.
   The investment advisory agreement also provides that through April 30, 2005 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses, (computed based on the net custodian fees) exceed an annual percentage of 2.00% of average daily net assets. There was no reimbursement for the year ended December 31, 2005.
   For the year ended December 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.90%.
   Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2005, the Fund paid $135,904 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statement of Operations.
   Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.
   Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.
   An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 12.
   During the year ended December 31, 2005, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $372,750, respectively.

5. BORROWING ARRANGEMENTS
The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                        Year ended              Year ended
                                 December 31, 2005       December 31, 2004
--------------------------------------------------------------------------
Shares sold                              8,661,418               8,353,055
--------------------------------------------------------------------------
Less shares redeemed                     2,637,907               2,612,387
--------------------------------------------------------------------------
Net increase in shares outstanding       6,023,511               5,740,668
--------------------------------------------------------------------------

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


7. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were $363,861,171 and $125,617,863.

8. LEGAL PROCEEDINGS
Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.
   Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.
   The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Funds' net asset value (NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.
   On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.
   The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.
   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.
   In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.
   For the year ended December 31, 2005, CM has assumed $229,723 in consulting services and legal fees incurred by the Fund in connection with these matters.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wanger U.S. Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger U.S. Smaller Companies Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2006

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2005, the Fund designated long-term capital gains of $50,572,798.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------

                                [EXCERPTS FROM:]




                              Wanger Advisors Trust


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance










                                    July 2005

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


                                  Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the WAT Fund[s] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

     (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

     (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

     (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

     (4) Profit margins of CWAM and its affiliates from supplying such services;

     (5)  Possible economies of scale as the WAT Funds grow larger; and

     (6) The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

                            Process and Independence

The objectives of the Order are to ensure the independent evaluation of the advisory fees paid by the WAT Funds as well as to ensure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar, Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar, Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst &Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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Finally, this Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Renewal Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

                                      * * *

     VI. Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1. Performance. The WAT Funds generally have achieved outstanding performance and rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the domestic WAT Funds. Recent management changes have been followed by improved performance. The domestic WAT Funds and International Select typically achieve their performance with less risk than their competitors; relative risks are greater for International Small Cap.

2. Management Fees relative to Peers. The management fee rankings of the Funds are generally well below the respective medians and, hence, less favorable to shareholders than their peer group funds.

3. Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4. Management Fees relative to Other Accounts. CWAM's focus is its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, sub-advised accounts pay lower management fees than do the WAT Funds.

5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's management agreement with the WAT Funds.

6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. Profit margins for the WAT Funds are lower than the margins for other accounts managed by CWAM because of payments made to intermediaries that offer the WAT Funds through variable annuity products. CMAI, the Funds' administrator, currently experiences losses rather than profits, in connection with its activities relating to the WAT Funds.

7. Economies of Scale. Economies of scale do exist at CWAM and will expand, if the assets of the WAT Funds get larger. They are, however, only partially reflected in the management fee schedule for two of the four WAT Funds. If the Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits

8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

     a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process. It should also be supported by effective information technology.

     b. Compliance. CWAM has an effective compliance program and a variety of related services that are valuable to shareholders, such as, systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the WAT Funds' NAV.

     c. Administration Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of Fund NAV's, accounting services, shareholder services, and other functions

In my opinion, these conclusions, taken together, generally support the reasonableness of the proposed management agreement. In reaching this conclusion, I weighed heavily the outstanding performance of the WAT Funds relative to their peers. Performance is an investor's first concern. The expense incurred by shareholders to enjoy this performance is, however, high relative to competing funds, though expenses for the WAT Funds are (with one exception) comparable to the parallel Acorn Funds. Nonetheless, a more complete breakpoint schedule could address this issue as well as share with investors more fully the benefits of economies of scale.

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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   VII.  Recommendations

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching a management agreement that best serves the WAT Fund shareholders.

I believe the Trustees should consider the following:

1. Restructure the management fee schedule beyond the current breakpoints to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all WAT Funds, including breakpoints above and below current asset levels.

2. Conduct further study to ensure that the costs paid to insurance company intermediaries are transparent. The Trustees could consider forming an ad hoc committee to gather and evaluate data regarding CWAM's payments to intermediaries and the services provided by those intermediaries. Such a committee might also seek the assistance of a consultant such as Ernst
     & Young.

3. Administrative Fees. Administrative and advisory fees could be unbundled to allow greater transparency and to permit distinct comparisons among peers. An administrative fee could also be formulated with a breakpoint schedule that shares the economies of scale available with shareholders.

4. Condition contract renewal on submission of an employment agreements or a management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the WAT Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and support them with effective and reliable information technology systems.

5. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.



Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel
July 25, 2005

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


The Compliance/Contract Review Committee (the "Committee") of the board of trustees meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of Wanger Advisors Trust (the "Trust") and each series thereof (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer ("CCO"), who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.
   The trustees receive all materials that they and CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as
(i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.
   On July 25, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 28, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in June, July and September 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 28, 2005.
   In considering whether to approve the continuation of the Agreement and to approve the Amended Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").
   Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. The trustees considered the importance of the continuity of management. At the September 28, 2005 meeting, the trustees considered the fact that Columbia Management Group, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.
   The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.
   Performance of the Funds. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the two domestic Funds, Wanger U.S. Smaller Companies and Wanger Select, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees considered that Lipper and Morningstar ranked Wanger U.S. Smaller Companies first in its peer group for the past five years and Wanger Select first in its peer group for the three and five-year periods. The trustees discussed the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, noting that each Fund's performance had improved over the past two years. They considered that Morningstar ranked Wanger International Small Cap first in its peer group for the one-year period and Lipper ranked it first in its peer group for the three-year period. They also considered that Lipper ranked Wanger International Select first in its peer group for the one-year period and second in its peer group for the three and five-year periods. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.
   Costs of Services and Profits Realized by CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were higher than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratios of each Fund were also higher than the median expense ratios of the respective peer groups. At the July 25, 2005 meeting, at the recommendation

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                                Wanger U.S. Smaller Companies 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


of the Committee, the board approved a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above, effective August 1, 2005.
   The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.
   The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.
   The trustees concluded that the advisory fees (including the additional breakpoint for Wanger International Small Cap) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were also reasonable.
   Economies of Scale. The trustees noted that the advisory fee schedule for each of Wanger U.S. Smaller Companies and Wanger International Small Cap contains two breakpoints that reduce the fee rate on assets above specified levels. They also noted that they had agreed to establish a new breakpoint for Wanger International Small Cap. The trustees concluded that with the additional breakpoint for Wanger International Small Cap, the fee schedule for each Fund would represent a sharing of economies of scale at current asset levels. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.
   Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that an affiliate of CWAM serves the Funds as transfer agent and receives compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. They noted that the Funds' transfer agent reported that it made a small profit on its work for the Funds. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.
   New Terms of the Amended Agreement. As previously mentioned, the trustees negotiated a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above. That new breakpoint is reflected in the Amended Agreement.
   In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CM that expired on October 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly owned subsidiary of CM (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance/contract review committee place on full legal and regulatory compliance by CMG, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to (i) cooperate fully with the Board, the compliance/contract review committee and the CCO of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance/contract review committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Columbia Acorn Trust.
   After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 25, 2005, the trustees continued the Agreement, as revised to include an additional breakpoint for Wanger International Small Cap, through October 31, 2005, and on September 28, 2005, the trustees approved the Amended Agreement.

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                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------
SPECIAL NOTICE

A special meeting of the shareholders was held on November 30, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of September 28, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following five trustees, by the votes shown below:

         NOMINEE                   FOR             AGAINST          ABSTAIN/BNV*
         -------                  ----            --------          ------------
     Jerome L. Duffy         73,936,669.461     1,967,029.183             0
   Fred D. Hasselbring       73,923,911.414     1,979,787.230             0
   Kathryn A. Krueger        74,060,051.086     1,843,647.558             0
      Ralph Wanger           73,916,921.587     1,986,777.057             0
   Patricia H. Werhane       73,960,075.551     1,943,623.093             0

* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

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                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
    The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.
    The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clarke, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. The Trust's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.columbiafunds.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)

                                                                                                       NUMBER OF
NAME, POSITION(S) WITH         YEAR FIRST                                                            PORTFOLIOS IN
WANGER ADVISORS TRUST          ELECTED OR                                                            FUND COMPLEX
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN            OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            BY TRUSTEE       DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
Jerome L. Duffy, 69,              2003        Retired since December 1997; prior thereto, senior vice        4           None.
Trustee                                       president, Kemper Financial Services and treasurer,
                                              Kemper Funds.

Fred D. Hasselbring, 64,          1994        Retail industry, general project development and business      4           None.
Trustee                                       computer systems consultant; voice over specialist for
                                              industrial and institutional applications; former chairman of the board of the Trust (September 2004 to November 2004);
                                              former lead independent trustee (August 2003 to
                                              September 2004).

Kathryn A. Krueger, M.D., 48,     2003        Medical Fellow I, Cardiovascular Therapeutic Area, Lilly       4           None.
Trustee                                       Research Laboratories (May 2004 to present); Medical
                                              Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                              Laboratories (January 2003 to April 2004); Medical Director,
                                              Cardiovascular Therapeutic Area, Lilly Research Laboratories
                                              (October 2002 to December 2002); Medical Director, Neptune
                                              Product Team, Lilly Research Laboratories (October 2001 to
                                              October 2002); Acting Director and Senior Clinical Research
                                              Physician, Lilly Research Laboratories (April 2001 to
                                              September 2001); Senior Clinical Research Physician, Lilly
                                              Research Laboratories (January 2000 to March 2001); Clinical
                                              Research Physician, Lilly Research Laboratories (June 1996
                                              to December 1999).

Patricia H. Werhane, 70,          1998        Ruffin Professor of Business Ethics, Darden Graduate School    4           None.
Chair of the Board and Trustee                of Business Administration, University of Virginia, since
                                              1993; Senior Fellow of the Olsson Center for Applied
                                              Ethics, Darden Graduate School of Business Administration,
                                              University of Virginia, from 2001 to present; and
                                              Wicklander Chair of Business Ethics and Director of
                                              the Institute for Business and Professional Ethics,
                                              DePaul University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

Ralph Wanger, 71, (1)             1994        Founder, former president, chief investment officer and        10          Columbia
Trustee                                       portfolio manager, Columbia Wanger Asset                                   Acorn
                                              Management, L.P. (CWAM) from July 1992 until                               Trust.
                                              September 2003; Former president, Columbia Acorn
                                              Trust from April 1992 through September 2003;
                                              Former president, Wanger Advisors Trust (1994 through
                                              September 2003); principal, Wanger Asset Management,
                                              L.P. (WAM) from July 1992 until September 2000;
                                              president, WAM Ltd. from July 1992 to September 2000;
                                              director, Wanger Investment Company plc.

                                Wanger U.S. Smaller Companies 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
NAME, POSITION(S) WITH         YEAR FIRST                                                             FUND COMPLEX
WANGER ADVISORS TRUST          ELECTED OR                                                               FOR WHICH
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                    OFFICER ACTS IN       OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            SAME CAPACITY    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF WANGER ADVISORS TRUST:
Ben Andrews, 39,                  2004        Analyst and portfolio manager, CWAM since 1998;                10          None.
Vice President                                vice president, Columbia Acorn Trust.

J. Kevin Connaughton, 41,         2001        Treasurer and CFO of the Columbia Funds and of the             10          Nations
Assistant Treasurer                           Liberty All-Star Funds since December 2000 Offshore                        Offshore
                                              (formerly chief accounting officer and controller of                       Funds
                                              the Columbia Funds and of the Liberty All-Star Funds
                                              from February 1998 to October 2000); treasurer of the                      Bank of
                                              Galaxy Funds from September 2002 through November 2005;                    America
                                              treasurer, Columbia Management Multi-Strategy Hedge Fund,                  Global
                                              LLC from December 2002 through December 2004.                              Liquidity
                                                                                                                         Funds, PLC

                                                                                                                         Banc of
                                                                                                                         America
                                                                                                                         Capital
                                                                                                                         Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Michael G. Clarke, 35,            2004        Chief accounting officer of the Columbia Funds, Liberty        10          None.
Assistant Treasurer                           Funds, Stein Roe Funds and All-Star Funds since October
                                              2004; Controller of the Columbia Funds, Liberty Funds,
                                              Stein Roe Funds and All-Star Funds from May 2004 to
                                              October 2004; Assistant Treasurer from June 2002 to May
                                              2004; Vice President, Product Strategy & Development
                                              of the Liberty Funds and Stein Roe Funds from February
                                              2001 to June 2002; Assistant Treasurer of the Liberty
                                              Funds, Stein Roe Funds and the All-Star Funds from August
                                              1999 to February 2001.

Bruce H. Lauer, 48,               1995        Chief operating officer, CWAM since April 1995; principal,     10          Banc of
Vice President, Secretary                     WAM from January 2000 to September 2000; vice president,                   America
and Treasurer                                 treasurer and secretary, Columbia Acorn Trust; director,                   Capital
                                              Wanger Investment Company plc and New Americas Small Cap Fund.             Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Charles P. McQuaid, 52,           1994        President, CWAM since October 2003; Chief Investment Officer   10          Columbia
President                                     of CWAM since September 2003; senior vice president of the                 Acorn
                                              Trust from 1994 through September 2003; Portfolio                          Trust.
                                              manager since 1995 and director of research,
                                              CWAM from July 1992 through December 2003; Interim
                                              director of international research, CWAM from December
                                              2003 until December 2004; principal, WAM from July
                                              1995 to September 2000; Trustee since 1992 and
                                              president since 2003, Columbia Acorn Trust.

Robert A. Mohn, 44,               1997        Analyst and portfolio manager, CWAM since August 1992;         10          None.
Vice President                                director of domestic research, CWAM since March 2004;
                                              principal, WAM from 1995 to September 2000; vice president,
                                              Columbia Acorn Trust.

Christopher Olson, 41,            2001        Analyst and portfolio manager, CWAM since January 2001; vice   10          None.
Vice President                                president, Columbia Acorn Trust; prior thereto, director
                                              and portfolio strategy analyst with UBS Asset Management/
                                              Brinson Partners.

Vincent P. Pietropaolo, 40,       2001        Assistant General Counsel, Bank of America (and its            10          None.
Assistant Secretary                           predecessors), since December 1999.

Robert Scales, 53,                2004        Associate General Counsel, Grant Thornton LLP (2002-2004);     10          None.
Chief Compliance Officer, Senior              prior thereto Associate General Counsel, UBS PaineWebber
Vice President and General Counsel            (broker-dealer)

Zach Egan, 37,                    2004        Director of International Research since December 2004;
Director of International Research            Co-manager of Columbia Acorn International Fund since
                                              May 2003; International Analyst, CWAM, 1999-2003.

-------------------------
(1)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is a former officer of the Trust and former employee of CWAM.

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
                                Wanger U.S. Smaller Companies 2005 Annual Report
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[graphic: squirrel]

WANGER ADVISORS TRUST


TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST



                                                 SHC-42/105205-1205 0206 06/9824

2                                                 WANGER INTERNATIONAL SMALL CAP
                                                              2005 Annual Report

[graphic: squirrel]
Wanger Advisors Funds
managed by Columbia Wanger Asset Management, L.P.

[graphic: squirrel]

WANGER INTERNATIONAL SMALL CAP
2005 ANNUAL REPORT

         Table of Contents

    1    Understanding Your Expenses
    2    No Ordinary Portfolio Managers
    4    Performance Review
    6    Statement of Investments
   13    Statement of Assets and Liabilities
   13    Statement of Operations
   14    Statements of Changes in Net Assets
   15    Financial Highlights
   16    Notes to Financial Statements
   19    Report of Independent Registered Public Accounting Firm
   20    Management Fee Evaluation of the Senior Officer
   24    Board Approval of the Existing Advisory Agreement
   26    Special Notice
   27    Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE UNITED STATES WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $27 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

    FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

    THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

     1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

     2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2005 - December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                           Account value at the          Account value at the          Expenses paid during      Fund's annualized
                       beginning of the period ($)       end of the period ($)            the period ($)         expense ratio (%)*
------------------------------------------------------------------------------------------------------------------------------------
                           Actual     Hypothetical       Actual     Hypothetical       Actual     Hypothetical
------------------------------------------------------------------------------------------------------------------------------------
 Wanger International
 Small Cap               1,000.00         1,000.00     1,170.39         1,019.41         6.29             5.85          1.15
------------------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

*For the six months ended 12/31/05.

COMPARE WITH OTHER FUNDS
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------

[graphic: squirrel]
NO ORDINARY PORTFOLIO MANAGERS

I began working with Ralph Wanger, founder of Columbia Wanger Asset Management, in 1978. Shortly thereafter he issued the third quarter shareholder report for one of our retail funds. In it he wrote: "...hedonism is in... Let us explore the possibility that we have been going through the oldest cycle of all--from Good to Bad." In order to prove that badness was more profitable than goodness, Ralph tested two portfolios for 36-month price changes. The virtuous portfolio included Angelica, up 45%, and Church's Fried Chicken, up 520%. The wicked portfolio included Playboy, up 600%, and DeBeers Mines, up 59%.1 The wicked portfolio won. Ralph's footnote to his essay read: "This study was done by the usual techniques of Financial Analysis: (A) The stocks chosen had nothing to do with the subject, and (B) The portfolios were readjusted until the answer affirmed the hypothesis." At that point it became very clear to me that Ralph Wanger was no ordinary portfolio manager!

Ralph parlayed his legendary shareholder reports into his book, A Zebra in Lion Country.2 The book could have been titled, The Wit and Wisdom of Ralph Wanger. In it Ralph admits that his first quarterly newsletters were serious and stuffy. He said that he gave market and economic forecasts that quickly became outdated. Then he decided, "If most mutual fund communications are both boring and wrong, well then, I figured, I'd rather be lively and wrong."

There's a lot of Wisdom in A Zebra in Lion Country. Examples include: "Look for stocks that have basic value but are out of fashion." Ralph also wrote, "The greatest investment profit comes when an ugly duckling becomes a swan." And, "If a company's earnings beat the Merrill Lynch analyst's forecast by 2 cents, that doesn't excite me. I need a long-term reason to own a stock."

And Ralph meant long term. "...you can't make five or ten or twenty times your money if you don't hold on to your stocks. Most people are delighted when a stock doubles, and quickly sell to lock in their gain," he wrote in his book. Ralph's long-term thinking was driven home in a report essay he wrote in June 1992: "What really makes for successful investing is having a few enormous hits. In 22 years, I've really had three Super Stocks." Houston Oil & Minerals was one. Houston Oil cost $220,000 in 1973 and went to $5.3 million in 1977. Another was Cray Research, which cost $1.5 million in 1978 and was worth $20 million in 1985. International Game Technology, a maker of slot machines, cost $5 million in 1988 and was worth $80 million by June 1992.3

Ralph also had his share of disasters. He wrote in that 1992 report, "There is one stock we tried to sell for two years and never got a bid on any of it. A stock like that just slides from 4 to 3 to 2 to 1 and finally disappears..." Ralph said, "It's kind of like a doctor saying don't worry about it, it's just going to shrivel up and fall off." Atchison Casting, an owner of steel foundries, was a painful example of this. Ralph began purchasing the stock in 1994 and it ended up being nearly worthless when it was sold in 2003.

The wisdom here is that small-cap investing can be a winner's game. Let your winners run. On any individual stock, one can possibly make several thousand percent, but the most that one can lose is 100%. Small-cap investors will have some big percentage losers, but damage to portfolios can be minor as long as investors don't keep throwing money at them and if they maintain a well-diversified portfolio.

How did Ralph use his genius and wisdom to build a successful firm? A few years after I joined Ralph we had a heated discussion about a stock. The next day I asked him if I had crossed the line during our debate. He looked at me kind of puzzled and said, course not, if we always agreed, why would I need you?" Ralph always respected differing opinions and created a culture of intellectual freedom.

In an investment world full of wishful thinking, Ralph also demanded intellectual honesty. The ability to ask tough questions, get sound answers, discover good businesses, detect strong managers and then value stocks appropriately, requires intellectual honesty. Then it's time to act. I remember an analyst saying that a stock trades by appointment and Ralph responding, "Then make an appointment and buy it!" The culture that Ralph fostered allowed Columbia Wanger Asset Management to grow and helped its shareholders to prosper.

Leah Zell's contribution to Columbia Wanger Asset Management has also been huge and complementary to Ralph's. Leah seemed to have the ability to see around corners strategically and make quick, good decisions. When Leah joined our team in 1984, she began as a domestic analyst following mostly real estate and retail stocks. Leah then became our first foreign analyst. She successfully launched our first international retail mutual fund, Acorn International, realizing great investment results, and taking the Fund from zero to one billion dollars in assets under management in 14 months. Of course, she could not have done it without a team. Leah built the international area at Columbia Wanger Asset Management. International investing requires all the skills needed for domestic investing, and more. At Columbia Wanger, we like to hire international analysts who also have language skills and cultural

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


knowledge. In a number of cases, Leah successfully mentored new analysts who had these traits and fine financial skills but had a lot to learn about security analysis.

We at Columbia Wanger Asset Management are happy that Ralph and Leah kept their offices with us and have been advisors over the last two years. We've gotten good advice, but Ralph and Leah made it clear that the decisions were ours. In our semiannual report we published Ralph's last column, which appeared in this section. Ralph once said of writing his essays, "It is fun for me and only mildly irritating to our shareholders." We are grateful to have had Ralph's and Leah's presence and wisdom for all these years. On September 30, 2005, they retired from their advisory roles with the firm.

DOMESTIC SMALL-CAP CYCLE
Small caps have outperformed large caps for over six years now; by our reckoning, small caps bottomed vs. large caps in March 1999. The small-cap Russell 2500 Index returned 110% from that date through December 31, 2005, far outpacing the S&P 500, which returned 8%.

In the past, small-cap stocks had long cycles of out- and under-performance vs. large caps. There is no science and there is no magic in predicting the exact top of a small-cap cycle. Perhaps small caps will continue to outperform--some believe small caps will outperform as long as rapid earnings growth continues and some others believe outperformance will persist until the overall market turns. Numerous economists are predicting higher inflation rates, and small caps did relatively well during the inflationary periods of the 1970s.

However, when looking at price-to-earnings ratios, small caps appear expensive vs. large caps. Using another measure, price-to-book value, small caps appear somewhat more reasonably priced. While we don't think domestic small caps are back to their all-time relative high valuations, we do think small-cap domestic stocks on average are no longer cheap.

We do not predict market cycles. We stick to what we believe we do best: buying reasonably priced small- and mid-cap stocks and when they enter periods of higher valuations, we try to become more selective. Over time this consistently applied approach has weathered the Funds through a variety of market cycles. While we certainly can't predict what the future holds, the best defense against unknown market factors is diversification across assets, which is a prudent and time-tested investment strategy.

COLUMBIA WAM NEWS
We are pleased to announce that Satoshi Matsunaga has joined our international analyst team covering Japan. He came on board in September. Before joining Columbia Wanger Asset Management, he was with Compass Advisers in New York. Satoshi holds an MBA from the University of Michigan and a bachelor's in economics from Keio University in Tokyo, Japan. As a Japanese national, Satoshi brings first-hand knowledge of the country and culture.

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

We are pleased to welcome Satoshi and Bill to the team.

photo of: Charles P. Mcquaid


/s/ Charles P. Mcquaid

CHARLES P. MCQUAID
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.


1 The 36-month period tested ran from September 30, 1975 to September 30, 1978. The stocks mentioned were not held at that time nor are they held by any Wanger Advisors Fund now.

2    Wanger, Ralph, "A Zebra in Lion Country," Simon & Schuster, New York, 1997.

3 Companies Houston Oil & Minerals and the original Cray Research have disappeared through acquisitions. International Game Technology (IGT) is not held by any Wanger Advisors Fund portfolio.

The views expressed here are those of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisor Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


[graphic: squirrel]
PERFORMANCE REVIEW WANGER INTERNATIONAL SMALL CAP

Photo of: Louis J. Mendes III
Photo of: Christopher J. Olson


LOUIS J. MENDES III
Co-Portfolio Manager

CHRISTOPHER J. OLSON
Co-Portfolio Manager


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.



Wanger International Small Cap ended 2005 up 21.53%, trailing the 21.99% gain of the S&P/Citigroup EMI Global ex-US Index by a narrow margin. Fund underperformance was largely due to an underweight in a rallying Japanese market. When we find ideas that meet our return requirements and other investment criteria, we intend to continue adding to the Fund's weighting in Japanese holdings. We believe Japanese market fundamentals are improving and valuations are generally reasonable.

Wanger International Small Cap benefited from a number of winners in the energy sector. Perusahaan Gas Negara, an Indonesian pipeline operator, posted a 232% return in the year thanks to the Indonesian government's decision to deregulate natural gas prices earlier than expected. France's Vallourec, a seamless tube manufacturer supplying energy producers, was up nearly 285% on strong volumes and favorable pricing. UK oil and gas producer Tullow Oil gained 71% due to increased demand and rising energy prices.

Winners outside of the energy sector included Japanese parking lot operator Park 24, up 102% in the year. While Japan was among the best performing markets in 2005, Park 24 was also a beneficiary of favorable regulatory changes affecting its core parking-lot business. Sweden's Hexagon, a manufacturer of measurement equipment and polymers, had a 91% gain in the year. In 2005 Hexagon launched its new metrology operating system, strongly boosting margin and profits while demonstrating a successful shift from equipment to software supplier. Also, Hexagon acquired leading metrology peer Leica which should provide above average profit growth over the next two years.

Laggards for the year included Business Post Group, a UK parcel and express mail service company that fell 53% on declining volumes and rising costs. Hong Kong's Global Bio-Chem Technology Group, a refiner of corn-based commodities, dropped 32% on price weakness in some key commodities. Ulster Television, a television and radio station operator in Ireland, fell 22% as investors were concerned about a large acquisition the company made in the United Kingdom.

Small-cap international stocks have had a very good run over the last few years. Share price appreciation has been driven by a combination of improving company earnings and higher valuations assigned by the market to those earnings. As a consequence, this group of stocks does not appear to be cheap. We nonetheless continue to find what we believe to be good companies around the world with attractive fundamentals not yet fully reflected in their share prices.

On December 7, 2005, Louis Mendes was named co-manager of this Fund.



Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/05, the Fund's positions in the stocks mentioned were: Perusahaan Gas Negara, 0.6%; Vallourec, 1.5%; Tullow Oil, 0.8%; Park 24, 0.9%; Hexagon, 1.4%; Leica, 0.0%; Business Post Group, 0.0%; Global Bio-Chem Technology Group, 0.5%; Ulster Television, 0.6%.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN WANGER INTERNATIONAL SMALL CAP
TOTAL RETURN FOR EACH PERIOD, MAY 3, 1995 (INCEPTION DATE) THROUGH DECEMBER 31, 2005

           AVERAGE ANNUAL TOTAL RETURN
 ----------------------------------------------
   1 year   5 years   10 years   Life of fund
   21.53%    9.84%     14.73%       16.96%

WANGER INTERNATIONAL SMALL CAP: $53,152

S&P/Citigroup EMI Global ex-US: $23,023
                             WANGER INTERNATIONAL               S&P/Citigroup
                             SMALL CAP                          EMI Global ex-US
Line Chart:
5/3/95                       10000                              10000
5/31/95                      10790                              9821.32
6/30/95                      10970                              9709.85
7/31/95                      11910                              10255.3
8/31/95                      12290                              10003.5
9/30/95                      12910                              10074.1
10/31/95                     12700                              9783.5
11/30/95                     12660                              9865.11
12/31/95                     13450                              10246.3
1/31/96                      14260                              10479.2
2/29/96                      15170                              10608.6
3/31/96                      15499.1                            10829.5
4/30/96                      16251                              11389.9
5/31/96                      16782.4                            11301.3
6/30/96                      17183.4                            11304.3
7/31/96                      16722.2                            10859.4
8/31/96                      17023                              10968.9
9/30/96                      17023                              11028.6
10/31/96                     17183.4                            10958.9
11/30/96                     17704.7                            11136.1
12/31/96                     17754.8                            10951
1/31/97                      18246.1                            10791.7
2/28/97                      18687.2                            11010.7
3/31/97                      18357.5                            10874.3
4/30/97                      18203.6                            10729
5/31/97                      18983.4                            11359
6/30/97                      19568.3                            11650.6
7/31/97                      19558.1                            11538.2
8/31/97                      18460.1                            11031.6
9/30/97                      19363.1                            11209.7
10/31/97                     18388.3                            10662.3
11/30/97                     17967.5                            10165.7
12/31/97                     17495.5                            9952.7
1/31/98                      18142                              10265.2
2/28/98                      19588.8                            11041.5
3/31/98                      21306.5                            11575
4/30/98                      21866.7                            11668.5
5/31/98                      21887.4                            11768.1
6/30/98                      21410.2                            11353
7/31/98                      21099                              11281.4
8/31/98                      17904.1                            9798.43
9/30/98                      17437.3                            9581.46
10/31/98                     18101.2                            10241.3
11/30/98                     19605.3                            10594.6
12/31/98                     20352.2                            10819.6
1/31/99                      20694.5                            10743.9
2/28/99                      20570                              10542.9
3/31/99                      21564.1                            10998.7
4/30/99                      23399.8                            11670.5
5/31/99                      23726.9                            11382.9
6/30/99                      25404.3                            11825.8
7/31/99                      27556.5                            12208
8/31/99                      28928                              12422
9/30/99                      29265.6                            12366.2
10/31/99                     30088.5                            12252.8
11/30/99                     36175.8                            12693.7
12/31/99                     46071.7                            13557.6
1/31/00                      46799.6                            13299.8
2/29/00                      56294.6                            13811.4
3/31/00                      54788.8                            13872.1
4/30/00                      46480.7                            12961.4
5/31/00                      42600.5                            12690.7
6/30/00                      44628                              13461
7/31/00                      43055                              13015.1
8/31/00                      45583.5                            13388.4
9/30/00                      41179                              12700.6
10/31/00                     36797.7                            11932.3
11/30/00                     33453.5                            11406.8
12/31/00                     33243.8                            11851.7
1/31/01                      34910.1                            12072.6
2/28/01                      32556.3                            11603.8
3/31/01                      29861.7                            10705.1
4/30/01                      30388.6                            11405.8
5/31/01                      31170.4                            11382.9
6/30/01                      29742.8                            10996.7
7/31/01                      28026.2                            10674.3
8/31/01                      27907.2                            10645.4
9/30/01                      23692.2                            9258.99
10/31/01                     24780                              9635.21
11/30/01                     25748.7                            10031.3
12/31/01                     26173.6                            10113.9
1/31/02                      25714.7                            9930.8
2/28/02                      25357.8                            10097
3/31/02                      27006.4                            10754.9
4/30/02                      28179.2                            10978.8
5/31/02                      28485.1                            11330.1
6/30/02                      27635.3                            10880.3
7/31/02                      24729                              9957.67
8/31/02                      23743.2                            9897.96
9/30/02                      21142.9                            8984.3
10/31/02                     21414.8                            9187.33
11/30/02                     22332.6                            9530.7
12/31/02                     22553.5                            9417.24
1/31/03                      22298.6                            9258.99
2/28/03                      21533.8                            9093.78
3/31/03                      21069.1                            9005.2
4/30/03                      22979.9                            9854.16
5/31/03                      24941.8                            10694.2
6/30/03                      25777.7                            11093.3
7/31/03                      26613.6                            11488.4
8/31/03                      27893.1                            12037.8
9/30/03                      29087.3                            12588.2
10/31/03                     31356.3                            13503.8
11/30/03                     32089.9                            13749.6
12/31/03                     33574.1                            14598.6
1/31/04                      35228.9                            15123.1
2/29/04                      36662                              15644.6
3/31/04                      36608                              16027.8
4/30/04                      35800.6                            15489.4
5/31/04                      35714.7                            15491.4
6/30/04                      37003.1                            15989
7/31/04                      36075.4                            15424.7
8/31/04                      36041.1                            15590.9
9/30/04                      37518.4                            16172.1
10/31/04                     38755.3                            16667.8
11/30/04                     41727.2                            17979.5
12/31/04                     43737.1                            18872.3
1/31/05                      44647.6                            19050.5
2/28/05                      47138.5                            19978
3/31/05                      45916                              19476.4
4/30/05                      44458.3                            18864.3
5/31/05                      44336.9                            18997.7
6/30/05                      45412.8                            19398.8
7/31/05                      47928.9                            20171.1
8/31/05                      49074.2                            20720.5
9/30/05                      50636                              21583.4
10/31/05                     48536.3                            20800.1
11/30/05                     49959.2                            21658.1
12/31/05                     53152.2                            23022.6

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 2005, to the S&P/Citigroup EMI Global ex-US Index, with dividends and capital gains reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $5 billion at the time of initial purchase. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.


--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2005

                                     4th quarter   1 year
WANGER INTERNATIONAL
  SMALL CAP                             4.97%      21.53%
S&P/Citigroup EMI Global ex-US          6.67       21.99
MSCI EAFE                               4.08       13.54
Lipper International Small Cap
  Funds Index                           6.23       23.77

NAV AS OF 12/31/05: $30.63

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The S&P/Citigroup EMI Global ex-U.S. is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/05
United Kingdom                                              15.5%
Japan                                                       12.7
France                                                       8.5
Germany                                                      7.9
Netherlands                                                  7.7


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/05

1. Vallourec                                                 1.5%
Seamless Tubes - France

2. Jupiter Telecommunications                                1.4%
Largest Cable Service Provider in Japan--Japan

3. Hexagon                                                   1.4%
Measurement Equipment & Polymers - Sweden

4. Major Drilling Group                                      1.3%
Mining Exploration Driller - Canada

5. Paragon Group                                             1.3%
Buy-to-Let Finance Company - United Kingdom

6. Fugro                                                     1.2%
Survey & GPS Services - Netherlands

7. Anglo Irish Bank                                          1.2%
Small Business & Middle Market Banking -- Ireland

8. Smit International                                        1.2%
Harbor & Offshore Towage & Marine Services - Netherlands

9. Rational                                                  1.2%
Commercial Oven Manufacturer--Germany

10. April Group                                              1.1%
Insurance Policy Construction - France

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares
          COMMON STOCKS AND OTHER
          EQUITY-LIKE SECURITIES- 98.1%
             EUROPE - 62.3%
-----------------------------------------------------------------
             UNITED KINGDOM/IRELAND - 20.7%
    796,000  Anglo Irish Bank (Ireland)               $12,081,367
             Small Business & Middle Market Banking
  1,114,000  Paragon Group                             12,438,983
             UK Buy-to-Let Finance Company
  2,150,000  Metal Bulletin                            10,079,986
             Publisher - Metals & Finance Journals
    700,000  IAWS (Ireland)                            10,069,069
             Manufacturer of Baked Goods
  2,300,000  United Drug (Ireland)                      9,938,840
             Irish Pharmaceutical Wholesaler & Outsourcer
    600,000  Northern Rock                              9,734,595
             Lowest Cost Mortgage Bank in UK
    600,000  Kensington                                 9,548,781
             Non-Conforming Mortgage Company
  1,665,000  Charles Taylor Group                       9,059,406
             Insurance Services
  1,874,000  Debt Free Direct (b)                       8,318,485
             Consumer Debt Reduction & Management Solutions
    335,000  Intermediate Capital                       8,028,805
             European Provider of Mezzanine Capital
    811,700  Expro International                        7,960,225
             Offshore Oil Field Services
  1,700,000  Tullow Oil                                 7,897,100
             Oil & Gas Producer
  1,429,100  Workspace Group                            7,622,181
             Real Estate Company
    650,000  Grafton Group (Ireland)                    7,079,721
             Building Materials Wholesaling & DIY Retailing
  1,150,000  Bloomsbury Publishing                      6,657,909
             Book Publisher
    850,500  International Greetings                    6,240,916
             Private Label Greeting & Wrapping Products
    830,000  Ulster Television                          6,069,068
             Irish Television & Radio Station Operator
    350,000  Northgate                                  5,862,178
             Light Commercial Vehicle Rental Specialist
    845,000  Vitec Group                                5,451,838
             Supports for Lighting & Cameras
    500,000  Spectris                                   5,449,687
             Electronic Instrumentation & Controls
  1,400,000  Taylor Nelson                              5,413,557
             Market Research



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
  2,000,000  RPS Group                                 $5,367,964
             Environmental Consulting & Planning
    330,000  Paddy Power (Ireland)                      4,727,312
             Irish Betting Services
    500,000  Care UK                                    4,318,458
             Nursing Homes & Health Care Services
  1,800,000  Begbies Traynor                            3,654,344
             Financial Restructuring & Corporate Recovery Services
    225,000  Viridian                                   3,462,724
             Northern Ireland Electric Utility
    263,000  Kingspan Group (Ireland)                   3,316,044
             Building Insulation & Environmental Containers
    149,300  Kerry (Ireland)                            3,307,110
             Consumer Foods & Food Ingredients
    200,000  Cambridge Antibody                         2,403,540
             Leader in Human Monoclonal Antibodies
-----------------------------------------------------------------
                                                      201,560,193

-----------------------------------------------------------------
             FRANCE - 8.5%
     26,000  Vallourec                                 14,313,350
             Seamless Tubes
    270,000  April Group                               11,155,889
             Insurance Policy Construction
    148,000  Iliad                                      9,163,859
             High Speed Internet Service Provider
    200,000  Carbone Lorraine                           9,139,707
             Advanced Industrial Materials
    350,000  SES Global                                 6,128,458
             Satellite Broadcasting Services
     45,000  Ciments Francais                           5,849,649
             Leading French & Emerging Markets Cement Producer
     55,000  Neopost                                    5,515,198
             Postage Meter Machines
     90,000  Norbert Dentressangle                      5,299,846
             Transport
     70,000  Rubis                                      5,146,413
             Tank Storage & LPG Supplier
     70,000  Imerys                                     5,063,540
             Industrial Minerals Producer
     42,000  Bacou Dalloz                               3,617,406
             Safety Equipment
    178,000  Cerep                                      2,455,053
             Health Care
-----------------------------------------------------------------
                                                       82,848,368


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             GERMANY/AUSTRIA - 8.4%
     86,000  Rational                                 $11,430,814
             Commercial Oven Manufacturer
     90,000  Wincor Nixdorf                             9,522,462
             Retail POS Systems & ATM Machines
    170,000  Bilfinger Berger                           8,110,898
             Construction & Related Services
    125,000  Grenke Leasing                             7,147,796
             Financing for IT Equipment
    150,000  Rhoen Klinikum Pfd.                        5,709,357
             Hospital Management
    163,000  GFK                                        5,461,212
             Market Research Services
    155,000  Hugo Boss Designs                          5,450,083
             Fashion Apparel
    322,000  Deutsche Beteiligung                       5,317,960
             Private Equity & Investment Management
    300,000  Depfa Bank                                 4,436,073
             Investment Banker to Public Authorities
    180,000  CTS Eventim (c)                            4,392,032
             Event Ticket Sales
    383,000  Takkt                                      4,307,620
             Mail Order Retailer of Office & Warehouse Durables
     85,000  Vossloh                                    4,135,954
             Rail Infrastructure & Diesel Locomotives
    100,000  Wienerberger (Austria)                     3,982,002
             Bricks & Clay Roofing Tiles
     60,000  Masterflex                                 1,917,918
             Specialty Hoses for Industrial & Medical Use
-----------------------------------------------------------------
                                                       81,322,181

-----------------------------------------------------------------
             NETHERLANDS - 7.7%
    378,076  Fugro                                     12,143,500
             Survey & GPS Services
    179,800  Smit International                        11,750,159
             Harbor & Offshore Towage & Marine Services
     99,000  Koninklijke Ten Cate                      10,079,724
             Advanced Textiles & Industrial Fabrics
    236,100  United Services Group                     10,006,772
             Temporary Staffing Services
    142,509  Aalberts Industries                        7,566,930
             Flow Control & Heat Treatment



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
    105,000  OPG Groep                                 $7,495,862
             Healthcare Supplies & Pharmacies
    143,900  Sligro Food Group                          6,010,414
             Food Service & Wholesaling
    163,000  IM Tech                                    5,306,831
             Engineering & technical Services
    310,000  Unit 4 Aggresso (c)                        4,462,829
             Business & Security Software
-----------------------------------------------------------------
                                                       74,823,021

-----------------------------------------------------------------
             SWEDEN - 4.4%
    457,200  Hexagon                                   13,639,172
             Measurement Equipment & Polymers
    369,000  Sweco                                      9,730,694
             Nordic Infrastructure/Environment Consulting
    875,000  Gambro                                     9,554,566
             Products for Renal & Blood Care
  3,400,320  Biotage (c)                                5,157,512
             Discovery Chemistry (Microwaves & Purification)
    231,000  Nobia                                      4,681,352
             Kitchen Cabinet Manufacturing & Distribution
-----------------------------------------------------------------
                                                       42,763,296

-----------------------------------------------------------------
             SWITZERLAND - 3.4%
     10,400  Sika                                       8,626,765
             Chemicals for Construction & Industrial Application
     25,000  Kuehne & Nagel                             7,048,819
             Freight Forwarding/Logistics
      8,000  Geberit International                      6,331,570
             Plumbing Supplies
     82,326  Amazys                                     4,836,625
             Instruments/Software For Color Management
      6,000  Givaudan                                   4,066,055
             Industrial Fragrances & Flavors
     39,410  BKW Energie                                2,639,230
             Electric Utility
-----------------------------------------------------------------
                                                       33,549,064

-----------------------------------------------------------------
             ITALY - 2.2%
    100,000  Amplifon                                   6,748,229
             Hearing Aid Retailer
    573,000  Granitifiandre                             4,948,743
             Innovative Stoneware


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005

-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             ITALY - 2.2% (CONT)
    200,000  Sabaf                                     $4,195,741
             Supplier to White Goods OEMS
    500,000  Davide Campari                             3,699,687
             Spirits & Wine
  2,000,000  Ducati Motor (c)                           2,187,847
             Motorcycles & Related Merchandise
-----------------------------------------------------------------
                                                       21,780,247

-----------------------------------------------------------------
             FINLAND - 1.5%
  1,098,050  SysOpen Digia (b)                          6,018,913
             Software for Smart Phones
    122,000  Jaakko Poyry                               4,601,724
             Engineering Consultants in Forestry, Energy
    480,000  Sponda                                     4,517,762
             Office & Warehouse Property Company
-----------------------------------------------------------------
                                                       15,138,399

-----------------------------------------------------------------
             SPAIN - 1.2%
    230,000  Red Electrica                              7,123,289
             Spanish Power Grid
     76,000  Bankinter                                  4,217,194
             Mortgage Lender
-----------------------------------------------------------------
                                                       11,340,483

-----------------------------------------------------------------
             RUSSIA - 1.1%
    213,000  RBC Information Systems (c)                5,708,400
             Financial Information, Media & IT Services
    107,000  Mechel Steel Group                         2,586,190
             Coking Coal
    177,500  Novolipetsk Steel Works (c)                2,538,250
             Vertically Integrated Steel Producer
-----------------------------------------------------------------
                                                       10,832,840

-----------------------------------------------------------------
             GREECE - 0.7%
    380,000  Intralot                                   6,658,253
             Lottery & Gaming Systems & Services

-----------------------------------------------------------------
             DENMARK - 0.7%
    120,000  Novozymes                                  6,569,343
             Industrial Enzymes



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             CZECH REPUBLIC - 0.7%
     46,200  Komercni Banka                            $6,466,140
             Leading Czech Universal Bank

-----------------------------------------------------------------
             NORWAY - 0.6%
    305,000  Ekornes                                    5,614,842
             Niche Furniture Manufacturer

-----------------------------------------------------------------
             POLAND - 0.5%
    132,000  Central Euro Distribution (c)              5,298,480
             Spirits & Wine Distribution
-----------------------------------------------------------------
             EUROPE - TOTAL                           606,565,150

             ASIA - 20.5%
-----------------------------------------------------------------
             JAPAN - 12.7%
     17,500  Jupiter Telecommunications (c)            13,963,200
             Largest Cable Service Provider in Japan
    190,000  Daito Trust Construction                   9,827,447
             Apartment Builder
    420,000  Ushio                                      9,811,337
             Industrial Light Sources
      1,960  Risa Partners                              9,223,725
             NPL & Real Estate Related Investment
    253,000  Park 24                                    9,052,953
             Parking Lot Operator
    340,000  Shimano                                    8,937,126
             Bicycle Components & Fishing Tackle
    129,000  USS                                        8,225,548
             Used Car Auctioneer
    121,000  Ito En                                     7,243,482
             Bottled Tea & Other Beverages
    132,200  Aeon Mall                                  6,445,500
             Suburban Shopping Mall Developer, Owner & Operator
    230,000  Sato                                       5,616,653
             Bar Code Printers & Supplies
    103,000  Hogy Medical                               5,563,319
             Disposable Surgical Products
    137,000  Meitec                                     4,437,529
             R&D Staffing Services
    265,900  Toyo Technica                              4,229,689
             Value Added Reseller of Imported Instrumentation
    130,000  As One                                     3,417,137
             Scientific Supplies Distributor


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             JAPAN - 12.7% (CONT)
    162,500  Ain Pharmaciez                            $3,231,123
             Dispensing Pharmacy/Drugstore Operator
    470,400  Hiroshima Bank                             3,039,342
             Regional Bank
    106,200  Kintetsu World Express                     2,818,553
             Airfreight Logistics
     42,200  Yusen Air & Sea Service                    2,121,898
             Airfreight Logistics
        147  Japan Pure Chemical                        1,907,067
             Precious Metal Plating Chemicals for Electronics
    195,000  Fukuoka Bank                               1,668,334
             Regional Bank
    180,000  Bank of Yokohama                           1,472,845
             Regional Bank
     32,700  Nagaileben                                   798,542
             Medical/Healthcare Related Clothes
     34,900  T.Hasegawa                                   519,350
             Industrial Flavors & Fragrances
-----------------------------------------------------------------
                                                      123,571,699

-----------------------------------------------------------------
             TAIWAN - 3.4%
  6,020,300  Phoenixtec Power                           6,565,633
             Uninterruptable Power Supplies
  1,024,243  Novatek Microelectronics                   6,021,930
             LCD Related IC Designer
  2,099,159  Advantech                                  5,947,079
             Embedded Computers
  4,332,900  Taiwan Fu Hsing                            4,883,777
             Door Lock Manufacturer
  2,236,339  Springsoft Systems                         3,665,180
             Electronic Design Automation Software
  1,726,222  Wah Lee Industrial                         3,376,036
             Distributor of Chemicals, Materials & Equipment
  5,000,000  Bank of Kaohsiung                          2,756,919
             Commerical Banking
-----------------------------------------------------------------
                                                       33,216,554

-----------------------------------------------------------------
             HONG KONG/CHINA - 2.1%
  2,000,000  Hong Kong Exchanges & Clearing             8,292,869
             Hong Kong Equity & Derivatives Operator
  2,000,000  Techtronic Industries                      4,759,049
             Power Tools & Motorized Appliances



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
 10,000,000  Global Bio-Chem Technology
             Group (China)                             $4,385,032
             Refiner of Corn-Based Commodities
 11,000,000  Linmark                                    3,014,709
             Global Sourcing Agent of Consumer Goods
  1,148,000  Lerado Group                                  68,107
             Baby Strollers & Infant Car Seats Manufacturer
-----------------------------------------------------------------
                                                       20,519,766

-----------------------------------------------------------------
             INDIA - 0.8%
    300,000  Housing Development Finance                8,054,228
             Premier Mortgage Lender in India

-----------------------------------------------------------------
             SINGAPORE - 0.8%
  6,000,000  Comfort Del Gro                            5,773,915
             Taxi & Mass Transit Service
  3,759,000  LMA International (c)                      1,684,332
             Medical Equipment & Supplies
-----------------------------------------------------------------
                                                        7,458,247

-----------------------------------------------------------------
             INDONESIA - 0.7%
  9,000,000  Perusahaan Gas Negara                      6,285,758
             Gas Pipeline Operator
-----------------------------------------------------------------
             ASIA - TOTAL                             199,106,252

             OTHER COUNTRIES - 9.5%
-----------------------------------------------------------------
             CANADA - 5.6%
    823,500  Major Drilling Group                      12,461,065
             Mining Exploration Driller
  1,000,000  Kinross Gold (c)                           9,239,107
             Gold Mining
    500,000  Shawcor                                    6,692,761
             Oil & Gas Pipeline Products
    290,000  Rona (c)                                   5,351,198
             Leading Canadian DIY Retailer
    741,555  Railpower Technologies 144A (c)(d)         4,120,990
    177,600  Railpower Technologies (c)                   986,964
             Hybrid Locomotives
  1,149,900  Northern Orion Resources (c)               3,749,083
             Copper & Gold in Argentina
    120,000  Enerflex Systems                           2,770,700
             Natural Gas Compressor



See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005

-----------------------------------------------------------------
Number of                                                   Value
Shares or
Principal Amount


-----------------------------------------------------------------
             CANADA - 5.6% (CONT)
  2,536,000  UrAsia Energy (Canada) (c)                $4,734,071
             Uranium Mining in Kazakhstan
CAD
$ 3,175,000  Main Street Equity Conv.                   2,186,406
             7.25% 9/30/11 (d) (e)
     17,000  Main Street Equity (c)                        72,098
             Canadian Multi-Family Real Estate
    250,000  Ivanhoe Mines (c)                          1,795,776
             Copper Mining in Mongolia
      2,400  Alliance Atlantis Communication (c)           70,568
             CATV Channels, TV/Movie Production/Distribution
-----------------------------------------------------------------
                                                       54,230,787

-----------------------------------------------------------------
             AUSTRALIA/NEW ZEALAND - 3.2%
    900,000  Billabong International                    9,580,154
             Action Sports Apparel Brand Manager
  1,370,342  ABC Learning Center                        7,233,106
             Childcare Centers
  1,800,000  Sky City Entertainment (New Zealand)       5,764,622
             Casino/Entertainment Complex
  1,000,000  Jubilee Gold Mines                         5,512,914
             Nickel Mining in Australia
     70,000  Perpetual Trustees                         3,489,557
             Mutual Fund Manager
-----------------------------------------------------------------
                                                       31,580,353

-----------------------------------------------------------------
             SOUTH AFRICA - 0.7%
  1,300,000  Edgars Consolidated Stores                 7,223,706
             Leading Retail Conglomerate
-----------------------------------------------------------------
             OTHER  COUNTRIES - TOTAL                  93,034,846

             LATIN AMERICA - 5.8%
-----------------------------------------------------------------
             BRAZIL - 3.9%
    215,000  Natura Cosmeticos                          9,470,970
             Direct Retailer of Cosmetics
  6,500,000  Caemi                                      9,394,328
             Iron Ore/Kaolin Producer
  1,080,000  Suzano                                     5,413,207
             Pulp & Paper Producer
    100,000  America Latina Logistics                   4,233,085
             Rail Operator in Brazil & Argentina




-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
    330,000  Porto Seguro                              $3,520,171
             Auto & Life Insurance
    111,900  Diagnosticos (c)                           2,076,534
             Medical Diagnostic Services
    135,000  Ultrapar                                   1,875,743
             Specialty Chemicals & Liquid Propane Gas Distribution
    127,900  Obrascon Huarte (c)                        1,383,087
             Tollroads
     79,800  Universo Online (c)                          672,309
             Largest Internet Portal in Brazil
-----------------------------------------------------------------
                                                       38,039,434

-----------------------------------------------------------------
             MEXICO - 1.5%
    180,000  Grupo Aeroportaurio Del Sureste            5,821,200
             Cancun & Cozumel Airport Operator
  1,000,000  Consorcio ARA                              4,373,383
             Affordable Housing Builder
    600,000  URBI Desarrollo (c)                        4,147,660
             Affordable Housing Builder
-----------------------------------------------------------------
                                                       14,342,243

-----------------------------------------------------------------
             CHILE - 0.4%
    100,000  CorpBanca                                  2,765,000
             Chilean Local Bank
     10,700  Sociedad Quimica Y Minera de Chile         1,168,440
             Producer of Specialty Fertilizers, Lithium & Iodine
-----------------------------------------------------------------
                                                        3,933,440
-----------------------------------------------------------------
             LATIN AMERICA - TOTAL                     56,315,117

TOTAL COMMON STOCKS AND OTHER
EQUITY-LIKE SECURITIES (COST: $678,010,049) - 98.1%   955,021,365
-----------------------------------------------------------------


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Principal Amount                                            Value



SHORT-TERM OBLIGATION - 1.5%
-----------------------------------------------------------------
$14,059,000  Repurchase Agreement with State
             Street Bank & Trust dated 12/30/05,
             due 1/03/06 at 3.75% collateralized by
             US Treasury Bond, maturing 2/15/26
             market value $14,340,768 (repurchase
             proceeds: $14,064,858)                   $14,059,000
-----------------------------------------------------------------
(COST: $14,059,000)                                    14,059,000

TOTAL INVESTMENTS (COST: $692,069,049) - 99.6%(a)(f)  969,080,365
-----------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES - 0.4%           4,177,039
-----------------------------------------------------------------

TOTAL NET ASSETS - 100%                              $973,257,404
-----------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2005, for federal income tax purposes cost of investments was $696,602,875 and net unrealized appreciation was $272,477,490 consisting of gross unrealized appreciation of $289,162,071 and gross unrealized depreciation of $16,684,581.

(b) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

     SysOpen Digia        5.96%
     Debt Free Direct     5.07%

     The aggregate cost and value of these companies at December 31, 2005, was $12,567,249 and $14,337,398 respectively. Investments in affiliate companies represent 1.5% of total net assets at December 31, 2005. Investment activity and income amounts related to affiliates during the twelve months ended December 31, 2005 were as follows:

              Dividend Income                     $          0
              Net realized gain or loss                      0
              Unrealized gain                        1,770,149
              Purchases                             12,567,249
              Proceeds from sales                            0

(c)  Non-income producing security.


-----------------------------------------------------------------





-----------------------------------------------------------------
(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2005, these securities amounted to $6,307,396 which represents 0.65% of net assets.

     Additional information on these securities is as follows:

                       ACQUISITION    SHARES/
    SECURITY              DATES         PAR          COST           VALUE
--------------------------------------------------------------------------------
    Mainstreet
      Equity Conv.
      7.25% 9/30/11    10/8/04   CAD$3,175,000    $2,527,263      $2,186,406
    Railpower
      Technologies     11/10 -
      144A             11/18/05        741,555     3,355,583       4,120,990
                                                  ----------      ----------
                                                  $5,882,846      $6,307,396
                                                  ==========      ==========

(e)  The security is valued in good faith by the Board of Trustees.

(f) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                        % of Net
    Currency                              Value           Assets
-----------------------------------------------------------------
    Euro Dollars                  $ 344,430,418             35.5%
    British Pounds                  151,040,731             15.6
    Japanese Yen                    123,571,698             12.8
    Canadian Dollars                 54,230,786              5.6
    Other currencies less than
      5% of total net assets        295,806,732             30.1
                                  -------------             -----
                                  $ 969,080,365             99.6%
                                  =============             =====

     CAD Canadian Dollar


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 2005



AT DECEMBER 31, 2005, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                            Value         Percent
-----------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Construction                          $42,301,387            4.4%
Industrial Materials                   35,457,252            3.6
Other Industrial Services              35,245,925            3.6
Machinery                              31,806,573            3.3
Specialty Chemicals                    24,732,763            2.5
Conglomerates                          21,206,102            2.2
Steel                                  16,851,600            1.7
Outsourcing & Training Services        14,444,301            1.5
Industrial Distribution                10,496,858            1.1
Electrical Compoments                   9,811,337            1.0
-----------------------------------------------------------------
                                      242,354,098           24.9

-----------------------------------------------------------------
CONSUMER GOODS/SERVICES
Retail                                 28,999,756            3.0
Durable Goods                          25,531,601            2.6
Food                                   19,386,593            2.0
Apparels                               18,044,946            1.8
Consumer Services                      16,354,166            1.7
Non Durable Goods                      15,711,886            1.6
Goods Distribution                     13,524,028            1.4
Gaming                                 11,385,565            1.2
Beverage                               10,943,169            1.1
Furniture and Textiles                 10,296,194            1.1
Casinos                                 5,764,622            0.6
Entertainment                           4,392,032            0.4
-----------------------------------------------------------------
                                      180,334,558           18.5

-----------------------------------------------------------------
FINANCE
Finance Companies                      54,999,372            5.6
Banks                                  44,420,615            4.6
Insurance                              23,735,466            2.4
Savings & Loans                        12,271,422            1.3
Money Management                        8,807,517            0.9
-----------------------------------------------------------------
                                      144,234,392           14.8

                                            Value         Percent
-----------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Hardware and
   Related Equipment                  $22,035,174            2.3%
Publishing                             16,737,895            1.7
Business Information &
   Marketing Services                  16,242,733            1.7
Instrumentation                        14,516,001            1.5
Business Software                      14,146,922            1.5
Cable Television                       13,963,200            1.4
Internet Related                        9,836,168            1.0
Financial Processors                    8,292,869            0.9
Satellite Broadcasting                  6,128,458            0.6
Television Broadcasting                 6,069,068            0.6
Semiconductors and Related Equipment    6,021,930            0.6
Computer Services                       5,708,400            0.6
Electronics Distribution                3,376,036            0.3
Television Programming                     70,568            0.0
-----------------------------------------------------------------
                                      143,145,422           14.7

-----------------------------------------------------------------
ENERGY/MINERALS
Oil Services                           29,567,186            3.0
Mining                                 27,772,362            2.8
Non-Ferrous Metals                     21,700,172            2.2
Refining/Marketing/Distribution        11,432,171            1.2
Oil/Gas Producers                       7,897,100            0.8
Other Resources                         5,413,207            0.6
Agricultural Commodities (includes
   Forestry)                            4,385,032            0.5
-----------------------------------------------------------------
                                      108,167,230           11.1

-----------------------------------------------------------------
OTHER
Transportation                         34,261,292            3.5
Real Estate                            32,143,215            3.3
Regulated Utilities                    13,225,243            1.4
-----------------------------------------------------------------
                                       79,629,750            8.2

-----------------------------------------------------------------
HEALTH CARE
Services                               21,368,886            2.2
Pharmaceuticals                        12,393,893            1.3
Hospital/ Laboratory Supplies           8,438,395            0.9
Medical Equipment                       6,841,844            0.7
Hospital Management                     5,709,357            0.6
Biotechnology/ Drug Delivery            2,403,540            0.2
-----------------------------------------------------------------
                                       57,155,915            5.9

-----------------------------------------------------------------
TOTAL COMMON STOCKS AND
   OTHER EQUITY-LIKE SECURITIES       955,021,365           98.1
-----------------------------------------------------------------
SHORT-TERM OBLIGATION                  14,059,000            1.5

-----------------------------------------------------------------
TOTAL INVESTMENTS                     969,080,365           99.6

-----------------------------------------------------------------
CASH AND OTHER ASSETS
    LESS LIABILITIES                    4,177,039            0.4
-----------------------------------------------------------------
NET ASSETS                           $973,257,404         100.0%

=================================================================


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005



================================================================
ASSETS:
Unaffiliated investments, at cost                   $679,501,800
Affiliated investments, at cost (See Note 4)          12,567,249
----------------------------------------------------------------
Unaffiliated investments, at value                  $954,742,967
Affiliated investments, at value (See Note 4)         14,337,398
Cash                                                         820
Foreign currency (cost of $4,865,295)                  4,930,770
Receivable for:
   Investments sold                                      342,754
   Fund shares sold                                      410,423
   Interest                                               52,984
   Dividends                                           1,079,577
   Foreign tax reclaims                                   75,250
   Fee reimbursement due from Investment
     Adviser                                              19,261
----------------------------------------------------------------
   Total Assets                                      975,992,204

LIABILITIES:
Payable for:
   Investments purchased                               2,121,238
   Fund shares repurchased                               356,469
   Transfer agent fee                                         38
   Trustees' fees                                            475
   Custody fee                                           127,258
   Reports to shareholders                                89,565
Other liabilities                                         39,757
----------------------------------------------------------------
   Total Liabilities                                   2,734,800
----------------------------------------------------------------
Net Assets                                          $973,257,404
----------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                     $701,646,903
Undistributed net investment income                    1,847,515
Accumulated net realized loss                         (7,299,783)
Net unrealized appreciation on:
   Investments                                       277,011,316
   Foreign currency translations                          51,453
----------------------------------------------------------------
Net Assets                                          $973,257,404
================================================================
Fund Shares outstanding                               31,777,313
================================================================
Net asset value, offering price and redemption
   price per share                                        $30.63
================================================================



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005



----------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes $1,279,506)    $14,323,107
Interest income                                        1,147,757
----------------------------------------------------------------
   Total Investment Income                            15,470,864

EXPENSES:
Investment advisory fee                                7,405,850
Transfer agent fee                                           296
Trustees' fees                                            69,728
Custody fee                                              717,216
Compliance fees (See Note 4)                              20,749
Audit fee                                                 35,961
Legal fees                                               118,260
Reports to shareholders                                  342,433
Non-recurring costs (See Note 8)                         135,829
Other expenses                                            24,925
----------------------------------------------------------------
   Total Expenses                                      8,871,247
Fees waived by Investment Adviser (See Note 4)          (188,761)
Non-recurring costs assumed by Investment
   Adviser (See Note 8)                                 (135,829)
Custody earnings credit                                     (894)
----------------------------------------------------------------
   Net Expenses                                        8,545,763
----------------------------------------------------------------
Net Investment Income                                  6,925,101
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                        50,498,350
   Foreign currency transactions                        (521,186)
----------------------------------------------------------------
   Net realized gain                                  49,977,164
----------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Unaffiliated investments                           97,433,277
   Affiliated investments (See Note 4)                 1,770,149
   Foreign currency translations                         (54,941)
----------------------------------------------------------------
   Net change in unrealized
     appreciation (depreciation)                      99,148,485
----------------------------------------------------------------
   Net Gain                                          149,125,649
----------------------------------------------------------------
Net Increase in Net Assets from Operations          $156,050,750
================================================================


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Year ended December 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2005          2004
=============================================================================================================
FROM OPERATIONS:
   Net investment income                                                            $6,925,101    $2,772,979
   Net realized gain on investments and foreign currency transactions               49,977,164    38,203,442
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency translations                               99,148,485    90,796,832
-------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations                                      156,050,750   131,773,253

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                       (6,966,978)   (2,991,364)
-------------------------------------------------------------------------------------------------------------
   Total Distribution to Shareholders                                               (6,966,978)   (2,991,364)
SHARE TRANSACTIONS:
   Subscriptions                                                                   260,306,767   172,565,632
   Distributions reinvested                                                          6,966,978     2,991,364
   Redemptions                                                                     (49,872,795)  (78,291,925)
-------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                                            217,400,950    97,265,071
-------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                    366,484,722   226,046,960
-------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of period                                                             606,772,682   380,725,722
-------------------------------------------------------------------------------------------------------------
   End of period                                                                  $973,257,404  $606,772,682
-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                 $1,847,515    $2,410,578
=============================================================================================================

See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                                                         Year Ended December 31,
Selected data for a share outstanding throughout each period               2005       2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $25.46      $19.68      $13.27      $15.40      $28.53
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                    0.25        0.13        0.13        0.07        0.02
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                         5.20        5.80        6.33       (2.20)      (5.12)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                          5.45        5.93        6.46       (2.13)      (5.10)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                  (0.28)      (0.15)      (0.05)         --          --
From net realized gain and unrealized gain reportable
   for federal income taxes                                                    --          --          --          --       (8.03)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                             (0.28)      (0.15)      (0.05)         --       (8.03)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $30.63      $25.46      $19.68      $13.27      $15.40
===================================================================================================================================
Total Return (b)                                                           21.53%(c)   30.27%      48.86%    (13.83)%    (21.27)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(d)                                                                 1.13%       1.36%       1.41%       1.47%       1.43%
Net investment income(d)                                                    0.92%       0.59%       0.85%       0.46%       0.10%
Waiver                                                                      0.02%         --           --          --         --
Portfolio turnover rate                                                       24%         47%         45%         54%         56%
Net assets, end of period (000's)                                        $973,257    $606,773    $380,726    $216,084    $230,626

--------------------------------------------------------------------------------

(a) Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c) Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS
Wanger International Small Cap (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchanges and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS
Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered in to such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

FEDERAL INCOME TAXES
The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


3.       FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
   For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

        UNDISTRIBUTED       ACCUMULATED
        NET INVESTMENT     NET REALIZED
            INCOME             LOSS        PAID-IN CAPITAL
        --------------     -------------   ---------------
          $(521,186)         $521,186            $--

   Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.
   The tax character of distributions paid during the year ended December 31, 2005 was as follows:

                            DECEMBER 31, 2005  DECEMBER 31, 2004
                            -----------------  -----------------
Distributions paid from:
   Ordinary Income*            $6,966,978          $2,991,364

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

   As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED    UNDISTRIBUTED
           ORDINARY          LONG-TERM     NET UNREALIZED
            INCOME         CAPITAL GAINS    APPRECIATION*
         -------------    --------------   --------------
          $6,365,890            $--          $272,538,139

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, foreign currency transactions and passive foreign investment company ("PFIC") adjustments.


   The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                                             CAPITAL LOSS
EXPIRATION                                          CARRYFORWARDS
----------                                          -------------
2010                                                 $4,559,033
2011                                                  2,734,494
                                                     ----------
Total                                                $7,293,527

   Expired capital loss carryforwards, if any, are recorded as a reduction of paid in capital. Capital loss carryforwards of $49,979,639 were utilized during the year ended December 31, 2005 for the Fund.

4. TRANSACTIONS WITH AFFILIATES
Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management, Inc. (CM), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.



   Effective August 1, 2005, under the fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
For the first $100 million                                1.15%
Next $150 million                                         1.00%
Next $250 million                                         0.95%
In excess of $500 million                                 0.85%

   Effective March 8, 2005 through July 31, 2005, under the Fund's investment management agreement, fees were accrued daily and monthly to Columbia WAM at the annual rates shown in the table below.

AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
For the first $100 million                                1.15%
Next $150 Million                                         1.00%
In excess of $250 million                                 0.95%

   Prior to March 8, 2005, under the Fund's investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
For the first $100 million                                1.30%
Next $150 million                                         1.20%
In excess of $250 million                                 1.10%

   In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General, Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees were retained at the following annual rates as a percent of average daily net assets:
1.15% - up to $100 million; 1.00% - $100 million to $250 million; 0.95% - $250 million and over. The fee waiver was effective from January 1, 2005 though March 8, 2005, but applied as if it had gone into effect on December 1, 2004.
   Fees waived by Columbia WAM amounted to $188,761 for the year ended December 31, 2005.
   The investment advisory agreement also provides that through April 30, 2005 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 2.00% of average daily net assets. There was no reimbursement for the year ended December 31, 2005.
   For the year ended December 31, 2005, the Fund's annualized the effective investment advisory fee rate was 0.95%.
   Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2005, the Fund paid $69,728 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statement of Operations.
   Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.


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                               Wanger International Small Cap 2005 Annual Report
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NOTES TO FINANCIAL STATEMENTS


   Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent") a wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives a reimbursement for certain out-of-pocket expenses.
   An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 11.
   During the year ended December 31, 2005, the Fund engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $8,568,216 and $0, respectively.

5. BORROWING ARRANGEMENTS
The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                        Year ended             Year ended
                                 December 31, 2005      December 31, 2004
--------------------------------------------------------------------------------
Shares sold                              9,532,675              8,009,022
Shares issued in reinvestment
   of dividend distributions               252,061                140,969
--------------------------------------------------------------------------------
Less shares redeemed                     1,842,378              3,663,834
Net increase in shares outstanding       7,942,358              4,486,157
--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were $426,617,067 and $172,502,988.

8. LEGAL PROCEEDINGS
Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.
   Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.
   The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Funds' net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.
   On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.
   The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.
   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.
   In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.
   For the year ended December 31, 2005, CM has assumed $135,829 in consulting services and legal fees incurred by the Fund in connection with these matters.


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                               Wanger International Small Cap 2005 Annual Report
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Wanger International Small Cap
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Small Cap Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2006


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                               Wanger International Small Cap 2005 Annual Report
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                                [EXCERPTS FROM:]




                              WANGER ADVISORS TRUST


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance















                                    July 2005

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                               Wanger International Small Cap 2005 Annual Report
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                                  Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the WAT Fund[s] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

     (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

     (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

     (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

     (4) Profit margins of CWAM and its affiliates from supplying such services;

     (5)  Possible economies of scale as the WAT Funds grow larger; and

     (6) The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

                            Process and Independence

The objectives of the Order are to ensure the independent evaluation of the advisory fees paid by the WAT Funds as well as to ensure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar, Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar, Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst &Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.


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                               Wanger International Small Cap 2005 Annual Report
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Finally, this Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Renewal Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

                                      * * *

     VI. Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1. Performance. The WAT Funds generally have achieved outstanding performance and rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the domestic WAT Funds. Recent management changes have been followed by improved performance. The domestic WAT Funds and International Select typically achieve their performance with less risk than their competitors; relative risks are greater for International Small Cap.

2. Management Fees relative to Peers. The management fee rankings of the Funds are generally well below the respective medians and, hence, less favorable to shareholders than their peer group funds.

3. Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4. Management Fees relative to Other Accounts. CWAM's focus is its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, sub-advised accounts pay lower management fees than do the WAT Funds.

5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's management agreement with the WAT Funds.

6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. Profit margins for the WAT Funds are lower than the margins for other accounts managed by CWAM because of payments made to intermediaries that offer the WAT Funds through variable annuity products. CMAI, the Funds' administrator, currently experiences losses rather than profits, in connection with its activities relating to the WAT Funds.

7. Economies of Scale. Economies of scale do exist at CWAM and will expand, if the assets of the WAT Funds get larger. They are, however, only partially reflected in the management fee schedule for two of the four WAT Funds. If the Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits

8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

     a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process. It should also be supported by effective information technology.

     b. Compliance. CWAM has an effective compliance program and a variety of related services that are valuable to shareholders, such as, systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the WAT Funds' NAV.

     c. Administration Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of Fund NAV's, accounting services, shareholder services, and other functions

In my opinion, these conclusions, taken together, generally support the reasonableness of the proposed management agreement. In reaching this conclusion, I weighed heavily the outstanding performance of the WAT Funds relative to their peers. Performance is an investor's first concern. The expense incurred by shareholders to enjoy this performance is, however, high relative to competing funds, though expenses for the WAT Funds are (with one exception) comparable to the parallel Acorn Funds. Nonetheless, a more complete breakpoint schedule could address this issue as well as share with investors more fully the benefits of economies of scale.


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                               Wanger International Small Cap 2005 Annual Report
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   VII.  Recommendations

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching a management agreement that best serves the WAT Fund shareholders.

I believe the Trustees should consider the following:

     1. Restructure the management fee schedule beyond the current breakpoints to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all WAT Funds, including breakpoints above and below current asset levels.

     2. Conduct further study to ensure that the costs paid to insurance company intermediaries are transparent. The Trustees could consider forming an ad hoc committee to gather and evaluate data regarding CWAM's payments to intermediaries and the services provided by those intermediaries. Such a committee might also seek the assistance of a consultant such as Ernst &Young.

     3. Administrative Fees. Administrative and advisory fees could be unbundled to allow greater transparency and to permit distinct comparisons among peers. An administrative fee could also be formulated with a breakpoint schedule that shares the economies of scale available with shareholders.

     4. Condition contract renewal on submission of an employment agreements or a management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the WAT Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and support them with effective and reliable information technology systems.

     5. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.


Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel
July 25, 2005

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                               Wanger International Small Cap 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Compliance/Contract Review Committee (the "Committee") of the board of trustees meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of Wanger Advisors Trust (the "Trust") and each series thereof (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer ("CCO"), who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.
   The trustees receive all materials that they and CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as
(i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.
   On July 25, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 28, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in June, July and September 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 28, 2005.
   In considering whether to approve the continuation of the Agreement and to approve the Amended Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").
   Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. The trustees considered the importance of the continuity of management. At the September 28, 2005 meeting, the trustees considered the fact that Columbia Management, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.
   The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.
   Performance of the Funds. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the two domestic Funds, Wanger U.S. Smaller Companies and Wanger Select, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees considered that Lipper and Morningstar ranked Wanger U.S. Smaller Companies first in its peer group for the past five years and Wanger Select first in its peer group for the three and five-year periods. The trustees discussed the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, noting that each Fund's performance had improved over the past two years. They considered that Morningstar ranked Wanger International Small Cap first in its peer group for the one-year period and Lipper ranked it first in its peer group for the three-year period. They also considered that Lipper ranked Wanger International Select first in its peer group for the one-year period and second in its peer group for the three and five-year periods. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.
   Costs of Services and Profits Realized by CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were higher than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratios of each Fund were also higher than the median expense ratios of the respective peer groups. At the July 25, 2005 meeting, at the recommendation


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                               Wanger International Small Cap 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


of the Committee, the board approved a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above, effective August 1, 2005.
   The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.
   The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.
   The trustees concluded that the advisory fees (including the additional breakpoint for Wanger International Small Cap) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were also reasonable.
   Economies of Scale. The trustees noted that the advisory fee schedule for each of Wanger U.S. Smaller Companies and Wanger International Small Cap contains two breakpoints that reduce the fee rate on assets above specified levels. They also noted that they had agreed to establish a new breakpoint for Wanger International Small Cap. The trustees concluded that with the additional breakpoint for Wanger International Small Cap, the fee schedule for each Fund would represent a sharing of economies of scale at current asset levels. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.
   Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that an affiliate of CWAM serves the Funds as transfer agent and receives compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. They noted that the Funds' transfer agent reported that it made a small profit on its work for the Funds. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.
   New Terms of the Amended Agreement. As previously mentioned, the trustees negotiated a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above. That new breakpoint is reflected in the Amended Agreement.
   In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CM that expired on October 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly owned subsidiary of CM (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance/contract review committee place on full legal and regulatory compliance by CMG, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to (i) cooperate fully with the Board, the compliance/contract review committee and the CCO of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance/contract review committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Columbia Acorn Trust.
   After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 25, 2005, the trustees continued the Agreement, as revised to include an additional breakpoint for Wanger International Small Cap, through October 31, 2005, and on September 28, 2005, the trustees approved the Amended Agreement.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------
SPECIAL NOTICE

A special meeting of the shareholders was held on November 30, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of September 28, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following five trustees, by the votes shown below:

          NOMINEE                  FOR             AGAINST          ABSTAIN/BNV*
          -------                  ---             -------          ------------
      Jerome L. Duffy        73,936,669.461     1,967,029.183             0
    Fred D. Hasselbring      73,923,911.414     1,979,787.230             0
    Kathryn A. Krueger       74,060,051.086     1,843,647.558             0
       Ralph Wanger          73,916,921.587     1,986,777.057             0
    Patricia H. Werhane      73,960,075.551     1,943,623.093             0

* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
    The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.
    The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clarke, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. The Trust's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.columbiafunds.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)

                                                                                                       NUMBER OF
NAME, POSITION(S) WITH         YEAR FIRST                                                            PORTFOLIOS IN
WANGER ADVISORS TRUST          ELECTED OR                                                            FUND COMPLEX
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN            OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            BY TRUSTEE       DIRECTORSHIPS
----------------------         ----------          ------------------------------                    -------------     -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
Jerome L. Duffy, 69,              2003        Retired since December 1997; prior thereto, senior vice        4           None.
Trustee                                       president, Kemper Financial Services and treasurer,
                                              Kemper Funds.

Fred D. Hasselbring, 64,          1994        Retail industry, general project development and business      4           None.
Trustee                                       computer systems consultant; voice over specialist for
                                              industrial and institutional applications; former chairman of the board of the Trust (September 2004 to November 2004);
                                              former lead independent trustee (August 2003 to
                                              September 2004).

Kathryn A. Krueger, M.D., 48,     2003        Medical Fellow I, Cardiovascular Therapeutic Area, Lilly       4           None.
Trustee                                       Research Laboratories (May 2004 to present); Medical
                                              Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                              Laboratories (January 2003 to April 2004); Medical Director,
                                              Cardiovascular Therapeutic Area, Lilly Research Laboratories
                                              (October 2002 to December 2002); Medical Director, Neptune
                                              Product Team, Lilly Research Laboratories (October 2001 to
                                              October 2002); Acting Director and Senior Clinical Research
                                              Physician, Lilly Research Laboratories (April 2001 to
                                              September 2001); Senior Clinical Research Physician, Lilly
                                              Research Laboratories (January 2000 to March 2001); Clinical
                                              Research Physician, Lilly Research Laboratories (June 1996
                                              to December 1999).

Patricia H. Werhane, 70,          1998        Ruffin Professor of Business Ethics, Darden Graduate School    4           None.
Chair of the Board and Trustee                of Business Administration, University of Virginia, since
                                              1993; Senior Fellow of the Olsson Center for Applied
                                              Ethics, Darden Graduate School of Business Administration,
                                              University of Virginia, from 2001 to present; and
                                              Wicklander Chair of Business Ethics and Director of
                                              the Institute for Business and Professional Ethics,
                                              DePaul University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

Ralph Wanger, 71, (1)             1994        Founder, former president, chief investment officer and        10          Columbia
Trustee                                       portfolio manager, Columbia Wanger Asset                                   Acorn
                                              Management, L.P. (CWAM) from July 1992 until                               Trust.
                                              September 2003; Former president, Columbia Acorn
                                              Trust from April 1992 through September 2003;
                                              Former president, Wanger Advisors Trust (1994 through
                                              September 2003); principal, Wanger Asset Management,
                                              L.P. (WAM) from July 1992 until September 2000;
                                              president, WAM Ltd. from July 1992 to September 2000;
                                              director, Wanger Investment Company plc.

                               Wanger International Small Cap 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
NAME, POSITION(S) WITH         YEAR FIRST                                                             FUND COMPLEX
WANGER ADVISORS TRUST          ELECTED OR                                                               FOR WHICH
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                    OFFICER ACTS IN       OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            SAME CAPACITY    DIRECTORSHIPS
----------------------         ----------          ------------------------------                    -------------     -------------
OFFICERS OF WANGER ADVISORS TRUST:
Ben Andrews, 39,                  2004        Analyst and portfolio manager, CWAM since 1998;                10          None.
Vice President                                vice president, Columbia Acorn Trust.

J. Kevin Connaughton, 41,         2001        Treasurer and CFO of the Columbia Funds and of the             10          Nations
Assistant Treasurer                           Liberty All-Star Funds since December 2000 Offshore                        Offshore
                                              (formerly chief accounting officer and controller of                       Funds
                                              the Columbia Funds and of the Liberty All-Star Funds
                                              from February 1998 to October 2000); treasurer of the                      Bank of
                                              Galaxy Funds from September 2002 through November 2005;                    America
                                              treasurer, Columbia Management Multi-Strategy Hedge Fund,                  Global
                                              LLC from December 2002 through December 2004.                              Liquidity
                                                                                                                         Funds, PLC

                                                                                                                         Banc of
                                                                                                                         America
                                                                                                                         Capital
                                                                                                                         Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Michael G. Clarke, 35,            2004        Chief accounting officer of the Columbia Funds, Liberty        10          None.
Assistant Treasurer                           Funds, Stein Roe Funds and All-Star Funds since October
                                              2004; Controller of the Columbia Funds, Liberty Funds,
                                              Stein Roe Funds and All-Star Funds from May 2004 to
                                              October 2004; Assistant Treasurer from June 2002 to May
                                              2004; Vice President, Product Strategy & Development
                                              of the Liberty Funds and Stein Roe Funds from February
                                              2001 to June 2002; Assistant Treasurer of the Liberty
                                              Funds, Stein Roe Funds and the All-Star Funds from August
                                              1999 to February 2001.

Bruce H. Lauer, 48,               1995        Chief operating officer, CWAM since April 1995; principal,     10          Banc of
Vice President, Secretary                     WAM from January 2000 to September 2000; vice president,                   America
and Treasurer                                 treasurer and secretary, Columbia Acorn Trust; director,                   Capital
                                              Wanger Investment Company plc and New Americas Small Cap Fund.             Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Charles P. McQuaid, 52,           1994        President, CWAM since October 2003; Chief Investment Officer   10          Columbia
President                                     of CWAM since September 2003; senior vice president of the                 Acorn
                                              Trust from 1994 through September 2003; Portfolio                          Trust.
                                              manager since 1995 and director of research,
                                              CWAM from July 1992 through December 2003; Interim
                                              director of international research, CWAM from December
                                              2003 until December 2004; principal, WAM from July
                                              1995 to September 2000; Trustee since 1992 and
                                              president since 2003, Columbia Acorn Trust.

Robert A. Mohn, 44,               1997        Analyst and portfolio manager, CWAM since August 1992;         10          None.
Vice President                                director of domestic research, CWAM since March 2004;
                                              principal, WAM from 1995 to September 2000; vice president,
                                              Columbia Acorn Trust.

Christopher Olson, 41,            2001        Analyst and portfolio manager, CWAM since January 2001; vice   10          None.
Vice President                                president, Columbia Acorn Trust; prior thereto, director
                                              and portfolio strategy analyst with UBS Asset Management/
                                              Brinson Partners.

Vincent P. Pietropaolo, 40,       2001        Assistant General Counsel, Bank of America (and its            10          None.
Assistant Secretary                           predecessors), since December 1999.

Robert Scales, 53,                2004        Associate General Counsel, Grant Thornton LLP (2002-2004);     10          None.
Chief Compliance Officer, Senior              prior thereto Associate General Counsel, UBS PaineWebber
Vice President and General Counsel            (broker-dealer)

Zach Egan, 37,                    2004        Director of International Research since December 2004;
Director of International Research            Co-manager of Columbia Acorn International Fund since
                                              May 2003; International Analyst, CWAM, 1999-2003.

-------------------------
(1)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is a former officer of the Trust and former employee of CWAM.

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[graphic: squirrel]

WANGER ADVISORS TRUST


TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST






                                                SHC-42/106120-1205 02/06 06/9825

                                                                   WANGER SELECT
                                                              2005 Annual Report

[Graphic: Squirrel]
WANGER ADVISORS FUNDS
managed by Columbia Wanger Asset Management, L.P.

[Graphic: Squirrel]
WANGER SELECT
2005 ANNUAL REPORT


         TABLE OF CONTENTS

    1    Understanding Your Expenses
    2    No Ordinary Portfolio Managers
    4    Performance Review
    6    Statement of Investments
    9    Statement of Assets and Liabilities
    9    Statement of Operations
   10    Statements of Changes in Net Assets
   11    Financial Highlights
   12    Notes to Financial Statements
   15    Report of Independent Registered Public Accounting Firm
   16    Unaudited Information
   17    Management Fee Evaluation of the Senior Officer
   21    Board Approval of the Existing Advisory Agreement
   23    Special Notice
   24    Board of Trustees and Management of Wanger Advisors Trust


COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE UNITED STATES WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $27 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

    FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

    THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

     1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

     2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2005 - December 31, 2005

                   Account value at the          Account value at the          Expenses paid during      Fund's annualized
               beginning of the period ($)       end of the period ($)            the period ($)         expense ratio (%)*
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                   Actual     Hypothetical       Actual     Hypothetical       Actual     Hypothetical
---------------------------------------------------------------------------------------------------------------------------
Wanger Select    1,000.00         1,000.00     1,114.08         1,020.21         5.28             5.04           0.99
---------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

*For the six months ended 12/31/05.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

[Graphic: Squirrel]
NO ORDINARY PORTFOLIO MANAGERS


I began working with Ralph Wanger, founder of Columbia Wanger Asset Management, in 1978. Shortly thereafter he issued the third quarter shareholder report for one of our retail funds. In it he wrote: "...hedonism is in... Let us explore the possibility that we have been going through the oldest cycle of all--from Good to Bad." In order to prove that badness was more profitable than goodness, Ralph tested two portfolios for 36-month price changes. The virtuous portfolio included Angelica, up 45%, and Church's Fried Chicken, up 520%. The wicked portfolio included Playboy, up 600%, and DeBeers Mines, up 59%.1 The wicked portfolio won. Ralph's footnote to his essay read: "This study was done by the usual techniques of Financial Analysis: (A) The stocks chosen had nothing to do with the subject, and (B) The portfolios were readjusted until the answer affirmed the hypothesis." At that point it became very clear to me that Ralph Wanger was no ordinary portfolio manager!

Ralph parlayed his legendary shareholder reports into his book, A Zebra in Lion Country.2 The book could have been titled, The Wit and Wisdom of Ralph Wanger. In it Ralph admits that his first quarterly newsletters were serious and stuffy. He said that he gave market and economic forecasts that quickly became outdated. Then he decided, "If most mutual fund communications are both boring and wrong, well then, I figured, I'd rather be lively and wrong."

There's a lot of Wisdom in A Zebra in Lion Country. Examples include: "Look for stocks that have basic value but are out of fashion." Ralph also wrote, "The greatest investment profit comes when an ugly duckling becomes a swan." And, "If a company's earnings beat the Merrill Lynch analyst's forecast by 2 cents, that doesn't excite me. I need a long-term reason to own a stock."

And Ralph meant long term. "...you can't make five or ten or twenty times your money if you don't hold on to your stocks. Most people are delighted when a stock doubles, and quickly sell to lock in their gain," he wrote in his book. Ralph's long-term thinking was driven home in a report essay he wrote in June 1992: "What really makes for successful investing is having a few enormous hits. In 22 years, I've really had three Super Stocks." Houston Oil & Minerals was one. Houston Oil cost $220,000 in 1973 and went to $5.3 million in 1977. Another was Cray Research, which cost $1.5 million in 1978 and was worth $20 million in 1985. International Game Technology, a maker of slot machines, cost $5 million in 1988 and was worth $80 million by June 1992.3

Ralph also had his share of disasters. He wrote in that 1992 report, "There is one stock we tried to sell for two years and never got a bid on any of it. A stock like that just slides from 4 to 3 to 2 to 1 and finally disappears..." Ralph said, "It's kind of like a doctor saying don't worry about it, it's just going to shrivel up and fall off." Atchison Casting, an owner of steel foundries, was a painful example of this. Ralph began purchasing the stock in 1994 and it ended up being nearly worthless when it was sold in 2003.

The wisdom here is that small-cap investing can be a winner's game. Let your winners run. On any individual stock, one can possibly make several thousand percent, but the most that one can lose is 100%. Small-cap investors will have some big percentage losers, but damage to portfolios can be minor as long as investors don't keep throwing money at them and if they maintain a well-diversified portfolio.


How did Ralph use his genius and wisdom to build a successful firm? A few years after I joined Ralph we had a heated discussion about a stock. The next day I asked him if I had crossed the line during our debate. He looked at me kind of puzzled and said, course not, if we always agreed, why would I need you?" Ralph always respected differing opinions and created a culture of intellectual freedom.

In an investment world full of wishful thinking, Ralph also demanded intellectual honesty. The ability to ask tough questions, get sound answers, discover good businesses, detect strong managers and then value stocks appropriately, requires intellectual honesty. Then it's time to act. I remember an analyst saying that a stock trades by appointment and Ralph responding, "Then make an appointment and buy it!" The culture that Ralph fostered allowed Columbia Wanger Asset Management to grow and helped its shareholders to prosper.

Leah Zell's contribution to Columbia Wanger Asset Management has also been huge and complementary to Ralph's. Leah seemed to have the ability to see around corners strategically and make quick, good decisions. When Leah joined our team in 1984, she began as a domestic analyst following mostly real estate and retail stocks. Leah then became our first foreign analyst. She successfully launched our first international retail mutual fund, Acorn International, realizing great investment results, and taking the Fund from zero to one billion dollars in assets under management in 14 months. Of course, she could not have done it without a team. Leah built the international area at Columbia Wanger Asset Management. International investing requires all the skills needed for domestic investing, and more. At Columbia Wanger, we like to hire international analysts who also have language skills and cultural

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


knowledge. In a number of cases, Leah successfully mentored new analysts who had these traits and fine financial skills but had a lot to learn about security analysis.

We at Columbia Wanger Asset Management are happy that Ralph and Leah kept their offices with us and have been advisors over the last two years. We've gotten good advice, but Ralph and Leah made it clear that the decisions were ours. In our semiannual report we published Ralph's last column, which appeared in this section. Ralph once said of writing his essays, "It is fun for me and only mildly irritating to our shareholders." We are grateful to have had Ralph's and Leah's presence and wisdom for all these years. On September 30, 2005, they retired from their advisory roles with the firm.

DOMESTIC SMALL-CAP CYCLE

Small caps have outperformed large caps for over six years now; by our reckoning, small caps bottomed vs. large caps in March 1999. The small-cap Russell 2500 Index returned 110% from that date through December 31, 2005, far outpacing the S&P 500, which returned 8%.

In the past, small-cap stocks had long cycles of out- and under-performance vs. large caps. There is no science and there is no magic in predicting the exact top of a small-cap cycle. Perhaps small caps will continue to outperform--some believe small caps will outperform as long as rapid earnings growth continues and some others believe outperformance will persist until the overall market turns. Numerous economists are predicting higher inflation rates, and small caps did relatively well during the inflationary periods of the 1970s.

However, when looking at price-to-earnings ratios, small caps appear expensive vs. large caps. Using another measure, price-to-book value, small caps appear somewhat more reasonably priced. While we don't think domestic small caps are back to their all-time relative high valuations, we do think small-cap domestic stocks on average are no longer cheap.

We do not predict market cycles. We stick to what we believe we do best: buying reasonably priced small- and mid-cap stocks and when they enter periods of higher valuations, we try to become more selective. Over time this consistently applied approach has weathered the Funds through a variety of market cycles. While we certainly can't predict what the future holds, the best defense against unknown market factors is diversification across assets, which is a prudent and time-tested investment strategy.

COLUMBIA WAM NEWS

We are pleased to announce that Satoshi Matsunaga has joined our international analyst team covering Japan. He came on board in September. Before joining Columbia Wanger Asset Management, he was with Compass Advisers in New York. Satoshi holds an MBA from the University of Michigan and a bachelor's in economics from Keio University in Tokyo, Japan. As a Japanese national, Satoshi brings first-hand knowledge of the country and culture.

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

We are pleased to welcome Satoshi and Bill to the team.

PHOTO OF: CHARLES P. MCQUAID

/s/ CHARLES P. MCQUAID
CHARLES P. MCQUAID
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.




1 The 36-month period tested ran from September 30, 1975 to September 30, 1978. The stocks mentioned were not held at that time nor are they held by any Wanger Advisors Fund now.

2    Wanger, Ralph, "A Zebra in Lion Country," Simon & Schuster, New York, 1997.


3 Companies Houston Oil & Minerals and the original Cray Research have disappeared through acquisitions. International Game Technology (IGT) is not held by any Wanger Advisors Fund portfolio.

The views expressed here are those of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisor Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results. Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies.

Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

[Graphic: Squirrel]

PERFORMANCE REVIEW     WANGER SELECT

Photo of: BEN ANDREWS

BEN ANDREWS
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.


Wanger Select gained 10.49% in 2005, trailing the S&P MidCap 400, up 12.56%. The large-cap S&P 500 was up just 4.91% for the year.

Performance was driven by a number of stocks. The Fund's top four dollar gainers were Abercrombie & Fitch, Tellabs, American Tower and Coventry Health Care, which added nearly 7% to the Fund's annual return. The Fund had only one big loser this year, security software developer McAfee, which was sold in the second quarter. The stock cost the Fund 2.2% for the year.

Wanger Select purchased its first raw material stocks (beyond energy) in the second half of 2005. Throughout Columbia Wanger's history, we have not focused on commodities because we felt the majority of commodity companies could not differentiate themselves enough for us to find a superior business model. To make money in commodities one has to rely on price appreciation and, when supply and demand are in line, prices are often flat to down. A year-and-a-half ago, Columbia Wanger hired its first raw materials analyst, Fritz Kaegi. We recognized that a number of commodity industries had not added new supply capacity in more than 10 years. As global demand has increased, many commodity companies have started to deplete their excess capacity, leaving them with tight supply and putting upward pressure on prices. September and October of 2005 were rough months for these stocks and the sell-off that occurred gave us our entry point. Wanger Select invested in Potash of Saskatchewan and UrAsia Energy, which focus on the crop nutrient market and the uranium market, respectively. We believe we are just a few years into what could be a long-term cycle of outperformance in commodities. However, the sector can be volatile. Potash's stock, for example, fell 35% from August through October and this drastic decline was not triggered by any major event. We do not anticipate adding a large commodities weighting to the Fund but it does seem to be the right time to broaden the Fund's portfolio to include some exposure to this sector.

In the quarter we purchased the two new stocks mentioned above and sold one, CDW. CDW, a technology reseller, was sold because we became increasingly uncertain about the company's ability to meet our growth projections over the next year.

For 2006 the Fund's focus is simple: To continue to make money for the Fund's shareholders and to beat the mid-cap benchmark.


Wanger Select is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/05 the Fund's positions in the stocks mentioned were: Abercrombie & Fitch, 5.0%; Tellabs, 5.8%; American Tower, 3.7%; Coventry Health Care, 2.8%; McAfee, 0.0%; Potash of Saskatchewan, 0.9%; UrAsia Energy, 3.5%; CDW, 0.0%.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN
WANGER SELECT

TOTAL RETURN FOR EACH PERIOD,
FEBRUARY 1, 1999 (INCEPTION DATE) THROUGH DECEMBER 31, 2005


           AVERAGE ANNUAL TOTAL RETURN
 ----------------------------------------------
   1 year         5 years         Life of fund
   10.49%          11.67%            14.51%

WANGER SELECT: $25,527

S&P MidCap 400: $21,192

Line Chart:                   WANGER SELECT                S&P MidCap 400
2/28/99                       9750                         9476.42
3/31/99                       10530                        9741.15
4/30/99                       12150                        10509.5
5/31/99                       12220                        10555.1
6/30/99                       12530                        11120.2
7/31/99                       12510                        10883.9
8/31/99                       11420                        10510.9
9/30/99                       11410                        10186.3
10/31/99                      12250                        10705.4
11/30/99                      12510                        11267.2
12/31/99                      13430                        11936.9
1/31/00                       13090                        11600.7
2/29/00                       13100                        12412.6
3/31/00                       13696.7                      13451.5
4/30/00                       13049.5                      12981.8
5/31/00                       12694.5                      12819.8
6/30/00                       13822                        13008.1
7/31/00                       13404.4                      13213.6
8/31/00                       14782.4                      14688.9
9/30/00                       15064.3                      14588.3
10/31/00                      15126.9                      14093.6
11/30/00                      13748.9                      13029.8
12/31/00                      14698.9                      14026.6
1/31/01                       15231.3                      14339
2/28/01                       14312.7                      13520.7
3/31/01                       13790.7                      12515.5
4/30/01                       14761.6                      13896.1
5/31/01                       15555                        14219.7
6/30/01                       15220.9                      14162.3
7/31/01                       15053.9                      13951.3
8/31/01                       14427.5                      13495
9/30/01                       13592.3                      11816.4
10/31/01                      13895.1                      12339.1
11/30/01                      15387.9                      13257
12/31/01                      16035.2                      13941.9
1/31/02                       15763.8                      13869.5
2/28/02                       15398.4                      13886.5
3/31/02                       15920.3                      14879.2
4/30/02                       15043.4                      14809.6
5/31/02                       15481.9                      14559.9
6/30/02                       15210.5                      13494.2
7/31/02                       14302.2                      12187.1
8/31/02                       14698.9                      12248.4
9/30/02                       13978.6                      11261.6
10/31/02                      14813.7                      11749.6
11/30/02                      15450.6                      12429.3
12/31/02                      14813.7                      11918.6
1/31/03                       14709.4                      11570.3
2/28/03                       14751.1                      11294.7
3/31/03                       15022.5                      11389.9
4/30/03                       15889                        12216.9
5/31/03                       16786.8                      13229.3
6/30/03                       17277.5                      13397.9
7/31/03                       17997.8                      13873.3
8/31/03                       18718.1                      14502.6
9/30/03                       18311                        14280.6
10/31/03                      19083.5                      15360.4
11/30/03                      18979.1                      15895.6
12/31/03                      19365.4                      16163.8
1/31/04                       19908.3                      16514.1
2/29/04                       20472                        16910.6
3/31/04                       20481.1                      16982.4
4/30/04                       19906.4                      16425
5/31/04                       20219.9                      16765.7
6/30/04                       20961.8                      17147.3
7/31/04                       20000.5                      16347.2
8/31/04                       19749.7                      16304.4
9/30/04                       20167.6                      16787.2
10/31/04                      21035                        17055.8
11/30/04                      22362.1                      18071.5
12/31/04                      23104                        18828.2
1/31/05                       22278.5                      18347.6
2/29/05                       21965                        18963.1
3/31/05                       21843.5                      18753.2
4/30/05                       20987.3                      18024.4
5/31/05                       21933.6                      19109.8
6/30/05                       22913.7                      19552.9
7/31/05                       23938.9                      20579.9
8/31/05                       23465.7                      20350.5
9/30/05                       23961.4                      20507
10/31/05                      23837.5                      20066.3
11/30/05                      25234.4                      21046.8
12/31/05                      25527.3                      21192.3

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2005, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Select is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Select's total return and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.


--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2005
                                     4th quarter   1 year
WANGER SELECT                           6.54%      10.49%
S&P MidCap 400                          3.34       12.56
S&P 500                                 2.09        4.91
Lipper Mid-Cap Growth Index             3.11        9.58

NAV AS OF 12/31/05: $22.66

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/05
Information                                                 27.7%
Consumer Goods/Services                                     27.3
Finance                                                     13.8
Industrial Goods                                             9.4
Energy /Minerals                                             8.6

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/05

1. Tellabs                                                   5.8%
Telecommunications Equipment

2. ITT Educational Services                                  5.4%
Postsecondary Degree Programs

3. Abercrombie & Fitch                                       5.0%
Teen Apparel Retailer

4. Safeway                                                   4.6%
Retail Food & Drug Stores

5. American Tower                                            3.7%
Communication Towers in USA & Mexico

6. UrAsia Energy                                             3.5%
Uranium Mining in Kazakhstan

7. Pride International                                       3.2%
Offshore Drilling Contractor

8. Skillsoft Publishing                                      3.2%
Provider of Web-based Learning Solutions (E-Learning)

9. Avid Technology                                           3.0%
Digital Nonlinear Editing Software & Systems

10. TCF Financial                                            3.0%
Great Lakes Bank

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


WANGER SELECT                         STATEMENT OF INVESTMENTS DECEMBER 31, 2005

----------------------------------------------------------------
Number of                                                  Value
Shares
          COMMON STOCKS - 93.6%

             INFORMATION - 27.7%
-----------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT - 5.8%
    550,000  Tellabs (b)                               $5,995,000
             Telecommunications Equipment

-----------------------------------------------------------------
             BUSINESS/CONSUMER SOFTWARE - 5.5%
     57,000  Avid Technology (b)                        3,121,320
             Digital Nonlinear Editing Software & Systems
    291,000  Novell (b)                                 2,569,530
             Directory, Operating System & Identity
             Management Software
-----------------------------------------------------------------
                                                        5,690,850

-----------------------------------------------------------------
             TELEVISION PROGRAMMING/CATV - 4.6%
    130,000  Discovery Holding (b)                      1,969,500
             CATV Programming
     70,000  Liberty Global, Series C (b)               1,484,000
     56,000  Liberty Global, Series A (b)               1,260,000
             CATV Holding Company
-----------------------------------------------------------------
                                                        4,713,500

-----------------------------------------------------------------
             INTERNET - 4.1%
    600,000  Skillsoft Publishing (b)                   3,300,000
             Provider of Web-based Learning Solutions (E-Learning)
     31,000  IAC/Interactive Corp (b)                     877,610
             Dominate Internet Middleman
-----------------------------------------------------------------
                                                        4,177,610

-----------------------------------------------------------------
             MOBILE COMMUNICATIONS - 3.7%
    140,000  American Tower (b)                         3,794,000
             Communication Towers in USA & Mexico

-----------------------------------------------------------------
             INSTRUMENTATION - 2.1%
     78,000  Tektronix                                  2,200,380
             Analytical Instruments

-----------------------------------------------------------------
             PUBLISHING - 1.5%
     51,000  Tribune Company                            1,543,260
             Newspapers & TV Stations

-----------------------------------------------------------------
             COMPUTER SERVICES - 0.4%
     86,500  AnswerThink Consulting (b)                   367,625
             I/T Integration & Best Practice Research
-----------------------------------------------------------------
             INFORMATION - TOTAL                       28,482,225


-----------------------------------------------------------------
Number of                                                   Value
Shares


             CONSUMER GOODS/SERVICES - 27.3%
-----------------------------------------------------------------
             RETAIL - 12.0%
     78,000  Abercrombie & Fitch                       $5,084,040
             Teen Apparel Retailer
    200,000  Safeway                                    4,732,000
             Retail Food & Drug Stores
     51,000  CostCo                                     2,522,970
             Warehouse Superstores
-----------------------------------------------------------------
                                                       12,339,010

-----------------------------------------------------------------
             CONSUMER SERVICES - 7.4%
     94,000  ITT Educational Services (b)               5,556,340
             Postsecondary Degree Programs
     40,600  Weight Watchers (b)                        2,006,858
             Weight Loss Program
-----------------------------------------------------------------
                                                        7,563,198

-----------------------------------------------------------------
             LEISURE VEHICLES - 2.9%
     58,000  Harley Davidson                            2,986,420
             Motorcycles & Related Merchandise

-----------------------------------------------------------------
             APPAREL - 2.5%
     78,000  Coach (b)                                  2,600,520
             Designer & Retailer of Branded Leather Accessories

-----------------------------------------------------------------
             ENTERTAINMENT - 1.8%
     38,000  International Speedway Motors              1,820,200
             Largest Motorsport Racetrack Owner & Operator

-----------------------------------------------------------------
             TRAVEL - 0.7%
     31,000  Expedia (b)                                  742,760
             Online Travel Services Company
-----------------------------------------------------------------
             CONSUMER GOODS/SERVICES - TOTAL           28,052,108

             FINANCE - 13.8%
-----------------------------------------------------------------
             INSURANCE - 4.8%
    114,900  Conseco (b)                                2,662,233
             Life, Long Term Care & Medical Supplement Insurance
      7,100  Markel (b)                                 2,251,055
             Specialty Insurance
-----------------------------------------------------------------
                                                        4,913,288



See accompanying notes to financial statements.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

WANGER SELECT                         STATEMENT OF INVESTMENTS DECEMBER 31, 2005


-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             MONEY MANAGEMENT - 4.6%
     48,100  SEI Investments                           $1,779,700
             Mutual Fund Administration & Investment Management
     89,000  Janus Capital                              1,658,070
             Manages Mutual Funds
     30,000  Nuveen Investments                         1,278,600
             Specialty Mutual Funds
-----------------------------------------------------------------
                                                        4,716,370

-----------------------------------------------------------------
             BANKS - 4.4%
    115,000  TCF Financial                              3,121,100
             Great Lakes Bank
     43,000  Associated Banc-Corp                       1,399,650
             Midwest Bank
-----------------------------------------------------------------
                                                        4,520,750
-----------------------------------------------------------------
             FINANCE - TOTAL                           14,150,408

             INDUSTRIAL GOODS/SERVICES - 9.4%
-----------------------------------------------------------------
             LOGISTICS - 2.8%
     43,000  Expeditors International of Washington     2,902,930
             International Freight Forwarder

-----------------------------------------------------------------
             STEEL - 2.3%
    122,000  Worthington Industries                     2,343,620
             Steel Processing

-----------------------------------------------------------------
             INDUSTRIAL GOODS - 2.2%
     62,000  Mine Safety Appliances                     2,245,020
             Safety Equipment

-----------------------------------------------------------------
             OUTSOURCING SERVICES & TRAINING - 2.1%
    161,000  Quanta Services (b)                        2,120,370
             Electrical & Telecom Construction Services

-----------------------------------------------------------------
             INDUSTRIAL GOODS/SERVICES - TOTAL          9,611,940



-----------------------------------------------------------------
Number of                                                   Value
Shares


             ENERGY & MINERALS - 8.6%
-----------------------------------------------------------------
             MINING - 4.4%
  1,900,000  UrAsia Energy (Canada) (b)                $3,546,820
             Uranium Mining in Kazakhstan
     12,000  Potash of Saskatchewan                       962,640
             World's Largest Producer of Potash
-----------------------------------------------------------------
                                                        4,509,460

-----------------------------------------------------------------
             OIL SERVICES - 4.2%
    108,000  Pride International (b)                    3,321,000
             Offshore Drilling Contractor
     24,000  FMC Technologies (b)                       1,030,080
             Oil & Gas Well Head Manufacturer
-----------------------------------------------------------------
                                                        4,351,080
-----------------------------------------------------------------
             ENERGY & MINERALS - TOTAL                  8,860,540

             HEALTH CARE - 4.9%
-----------------------------------------------------------------
             SERVICES - 4.9%
     50,460  Coventry Health Care (b)                   2,874,201
             PPO Network
     50,000  Lincare Holdings  (b)                      2,095,500
             Home Health Care Services
-----------------------------------------------------------------
                                                        4,969,701
-----------------------------------------------------------------
             HEALTH CARE - TOTAL                        4,969,701

             OTHER INDUSTRIES - 1.9%
-----------------------------------------------------------------
             WASTE MANAGEMENT - 1.9%
     65,000  Waste Management                           1,972,750
             US Garbage Collection & Disposal
-----------------------------------------------------------------
             OTHER INDUSTRIES - TOTAL                   1,972,750

TOTAL COMMON STOCKS (COST: $72,526,435) - 93.6%        96,099,672
-----------------------------------------------------------------


See accompanying notes to financial statements.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

WANGER SELECT                         STATEMENT OF INVESTMENTS DECEMBER 31, 2005

-----------------------------------------------------------------
Principal                                                   Value
Amount


SHORT-TERM OBLIGATION - 6.5%
-----------------------------------------------------------------
$            6,654,000 Repurchase Agreement with State
             Street Bank & Trust dated 12/30/05,
             due 1/03/06 at 3.75% collateralized by
             Federal Home Loan Mortgage Discount
             Notes, maturing 5/2/06
             market value $6,790,403
             (repurchase proceeds: $6,656,772)         $6,654,000
-----------------------------------------------------------------
(COST: $6,654,000)                                      6,654,000

TOTAL INVESTMENTS (COST: $79,180,435) - 100.1% (a)    102,753,672
-----------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES - (0.1%)           (79,981)
-----------------------------------------------------------------

TOTAL NET ASSETS - 100%                              $102,673,691
-----------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2005, cost for federal income tax purposes is $79,826,796. The net unrealized appreciation was $22,926,876 consisting of gross unrealized appreciation of $24,066,026 and gross unrealized depreciation of $1,139,150.

(b)  Non-income producing security.

     At December 31, 2005, the Fund held investments in the following sectors:

                                                            % OF
    SECTOR                                               NET ASSETS
-------------------------------------------------------------------
    Information                                             27.7%
    Consumer Goods/Services                                 27.3
    Finance                                                 13.8
    Industrial Goods/Services                                9.4
    Energy & Minerals                                        8.6
    Health Care                                              4.9
    Other Industries                                         1.9
    Short-Term Obligations                                   6.5
    Cash and Other Assets Less Liabilities                  (0.1)
                                                         --------
                                                           100.0%
                                                         ========

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005



================================================================
ASSETS:
Investments, at cost                                 $79,180,435
----------------------------------------------------------------
Investments, at value                               $102,753,672
Cash                                                         477
Receivable for:
   Fund shares sold                                      160,782
   Interest                                                1,386
   Dividends                                              15,291
   Fee reimbursed due from Investment
     Adviser                                               2,098
----------------------------------------------------------------
   Total Assets                                      102,933,706

LIABILITIES:
Payable for:
   Fund shares repurchased                               223,058
   Transfer agent fee                                         31
   Trustees' fees                                            329
   Audit fee                                              13,550
   Custody fee                                             1,083
   Reports to shareholders                                19,590
Other liabilities                                          2,374
----------------------------------------------------------------
   Total Liabilities                                     260,015
----------------------------------------------------------------
Net Assets                                          $102,673,691
================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                      $75,419,282
Accumulated net investment loss                         (184,962)
Accumulated net realized gain                          3,866,134
Net unrealized appreciation on investments            23,573,237
----------------------------------------------------------------
Net Assets                                          $102,673,691
================================================================
Fund Shares outstanding                                4,530,342
================================================================
Net asset value, offering price and redemption
   price per share                                        $22.66
================================================================




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005



================================================================
INVESTMENT INCOME:
Dividend income                                         $499,504
Interest income                                          160,918
----------------------------------------------------------------
   Total Investment Income                               660,422

EXPENSES:
Investment advisory fee                                  745,156
Transfer agent fee                                           234
Trustees' fees                                             9,604
Custody fee                                                7,881
Audit fee                                                 24,626
Legal fees                                                14,042
Reports to shareholders                                   39,944
Compliance fees (See Note 4)                               2,601
Non-recurring costs (See Note 9)                          15,593
Other expenses                                             7,009
----------------------------------------------------------------
   Total Expenses                                        866,690
Fees waived by Investment Adviser (See Note 4)           (14,597)
Non-recurring costs assumed by Investment
   Adviser (See Note 9)                                  (15,593)
   Custody earnings credit                                (1,434)
----------------------------------------------------------------
   Net Expenses                                          835,066
----------------------------------------------------------------
Net Investment Loss                                     (174,644)

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON PORTFOLIO POSITIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                         3,984,654
   Foreign currency transactions                         (10,318)
----------------------------------------------------------------
   Net realized gain                                   3,974,336

Net change in unrealized appreciation
   (depreciation) on investments 5,887,592
----------------------------------------------------------------
   Net Gain                                            9,861,928
----------------------------------------------------------------
   Net Increase in Net Assets from Operations         $9,687,284
================================================================


See accompanying notes to financial statements.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Year ended December 31,
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                             2005          2004
==================================================================================================================
FROM OPERATIONS:
   Net investment loss                                                                    $(174,644)    $(311,671)
   Net realized gain on investments and foreign currency transactions                     3,974,336     5,987,773
   Net change in unrealized appreciation (depreciation)
     on investments                                                                       5,887,592     6,113,815
------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations                                             9,687,284    11,789,917

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                                               (5,786,576)      (56,308)
------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                                          (5,786,576)      (56,308)
SHARE TRANSACTIONS:
   Subscriptions                                                                         25,483,902    29,505,736
   Distributions reinvested                                                               5,786,576        56,308
   Redemptions                                                                          (14,962,504)  (10,942,589)
------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                                                  16,307,974    18,619,455
------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                          20,208,682    30,353,064

NET ASSETS:
   Beginning of period                                                                   82,465,009    52,111,945
------------------------------------------------------------------------------------------------------------------
   End of period                                                                       $102,673,691   $82,465,009
------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET INVESTMENT LOSS                                                           $(184,962)           --
==================================================================================================================


See accompanying notes to financial statements.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                                              Year Ended December 31,
Selected data for a share outstanding throughout each period                    2005       2004        2003        2002       2001
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $22.11      $18.55      $14.19      $15.36    $14.08
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                                                         (0.04)      (0.10)      (0.11)      (0.09)    (0.05)
Net realized and unrealized gain (loss) on investments                           2.12        3.68        4.47       (1.08)     1.33
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                              2.08        3.58        4.36       (1.17)     1.28
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                                                 (1.53)      (0.02)         --          --        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                                 (1.53)      (0.02)         --          --        --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $22.66      $22.11      $18.55      $14.19    $15.36
====================================================================================================================================
Total Return (b)                                                               10.49%(c)   19.31%      30.73%     (7.62)%      9.09%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                                                    0.96%       1.10%       1.15%       1.18%      1.33%
Net investment loss (d)                                                       (0.20)%     (0.49)%     (0.65)%     (0.62)%    (0.34)%
Waiver                                                                          0.02%         --          --          --         --
Portfolio turnover rate                                                           26%         36%         21%         45%        76%
Net assets, end of period (000's)                                            $102,674     $82,465     $52,112     $26,124    $21,429


--------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.



See accompanying notes to financial statements.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS
Wanger Select (known prior to May 1, 2004 as Wanger Twenty), (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

CUSTODY FEES/CREDITS
Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

3. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
   For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, were identified and reclassified among the components of the Fund's net assets as follows:

        ACCUMULATED                ACCUMULATED           PAID IN
    NET INVESTMENT LOSS         NET REALIZED GAIN        CAPITAL
----------------------------------------------------------------
         $(10,318)                   $10,318               $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

                              DECEMBER 31, 2005  DECEMBER 31, 2004
                              -----------------  -----------------
Distributions paid from:
  Ordinary Income*              $  557,324           $    --
  Long-Term Capital Gain         5,229,252            56,308

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED       UNDISTRIBUTED        NET UNREALIZED
         ORDINARY            LONG-TERM          APPRECIATION
          INCOME           CAPITAL GAINS       (DEPRECIATION)*
      ---------------     ---------------      ---------------
         $962,547           $3,364,986           $22,926,876

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to passive foreign investment company ("PFIC") adjustments.

4. TRANSACTIONS WITH AFFILIATES
Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management, Inc., (CM), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of each Fund's business affairs.
   Effective March 8, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.85% of average daily net assets.
   Prior to March 8, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.95% of average daily net assets.
   In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General, Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at 0.85% of average daily net assets. The fee waiver was effective from January 1, 2005 through March 8, 2005, but applied as if it had gone into effect on December 1, 2004.
   Fees waived by Columbia WAM amounted to $14,597 for the year ended December 31, 2005.
   The investment advisory agreement also provides that through April 30, 2006 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the year ended December 31, 2005.
   Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2005, the Fund paid $9,604 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statement of Operations.
   Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.
   Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.
   During the year ended December 31, 2005, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $72,621, respectively.

5. BORROWING ARRANGEMENTS
The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                        Year ended           Year ended
                                 December 31, 2005    December 31, 2004
--------------------------------------------------------------------------------
Shares sold                              1,226,585            1,465,607
Shares-issued-in-reinvestment
   of dividend distributions               294,782                2,911
Less shares redeemed                       720,738              547,475
Net increase in shares outstanding         800,629              921,043

7. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were $36,552,742 and $21,169,806.

8. OTHER
During the year ended December 31, 2005 and as a result of an error, the Fund purchased shares of AnswerThink that were subsequently sold at a loss of $14,286. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9. LEGAL PROCEEDINGS
Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust, and the independent trustees of Columbia Acorn Trust have been dismissed.
   Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws. All claims against all

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


defendants in this lawsuit have been dismissed. However the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.
   The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Funds' net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.
   On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.
   The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.
   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.
   In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.
   For the year ended December 31, 2005, CM has assumed $15,593 in consulting services and legal fees incurred by the Fund in connection with these matters.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Wanger Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2006

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


UNAUDITED INFORMATION
FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2005, the Fund designated long-term capital gains of $3,370,898.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


                                [EXCERPTS FROM:]




                              Wanger Advisors Trust


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance















                                    July 2005

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


                                  Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the WAT Fund[s] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

     (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

     (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

     (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

     (4) Profit margins of CWAM and its affiliates from supplying such services;

     (5)  Possible economies of scale as the WAT Funds grow larger; and

     (6) The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

                            Process and Independence

The objectives of the Order are to ensure the independent evaluation of the advisory fees paid by the WAT Funds as well as to ensure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar, Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar, Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst &Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


Finally, this Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Renewal Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

                                      * * *

     VI. Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

     1. Performance. The WAT Funds generally have achieved outstanding performance and rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the domestic WAT Funds. Recent management changes have been followed by improved performance. The domestic WAT Funds and International Select typically achieve their performance with less risk than their competitors; relative risks are greater for International Small Cap.

     2. Management Fees relative to Peers. The management fee rankings of the Funds are generally well below the respective medians and, hence, less favorable to shareholders than their peer group funds.

     3. Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

     4. Management Fees relative to Other Accounts. CWAM's focus is its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, sub-advised accounts pay lower management fees than do the WAT Funds.

     5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's management agreement with the WAT Funds.

     6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. Profit margins for the WAT Funds are lower than the margins for other accounts managed by CWAM because of payments made to intermediaries that offer the WAT Funds through variable annuity products. CMAI, the Funds' administrator, currently experiences losses rather than profits, in connection with its activities relating to the WAT Funds.

     7. Economies of Scale. Economies of scale do exist at CWAM and will expand, if the assets of the WAT Funds get larger. They are, however, only partially reflected in the management fee schedule for two of the four WAT Funds. If the Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits

     8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

          a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process. It should also be supported by effective information technology.

          b. Compliance. CWAM has an effective compliance program and a variety of related services that are valuable to shareholders, such as, systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the WAT Funds' NAV.

          c. Administration Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of Fund NAV's, accounting services, shareholder services, and other functions

In my opinion, these conclusions, taken together, generally support the reasonableness of the proposed management agreement. In reaching this conclusion, I weighed heavily the outstanding performance of the WAT Funds relative to their peers. Performance is an investor's first concern. The expense incurred by shareholders to enjoy this performance is, however, high relative to competing funds, though expenses for the WAT Funds are (with one exception) comparable to the parallel Acorn Funds. Nonetheless, a more complete breakpoint schedule could address this issue as well as share with investors more fully the benefits of economies of scale.

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                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------

   VII.  Recommendations

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching a management agreement that best serves the WAT Fund shareholders.

I believe the Trustees should consider the following:

     1. Restructure the management fee schedule beyond the current breakpoints to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all WAT Funds, including breakpoints above and below current asset levels.

     2. Conduct further study to ensure that the costs paid to insurance company intermediaries are transparent. The Trustees could consider forming an ad hoc committee to gather and evaluate data regarding CWAM's payments to intermediaries and the services provided by those intermediaries. Such a committee might also seek the assistance of a consultant such as Ernst & Young.

     3. Administrative Fees. Administrative and advisory fees could be unbundled to allow greater transparency and to permit distinct comparisons among peers. An administrative fee could also be formulated with a breakpoint schedule that shares the economies of scale available with shareholders.

     4. Condition contract renewal on submission of an employment agreements or a management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the WAT Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and support them with effective and reliable information technology systems.

     5. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.


Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel
July 25, 2005

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                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------
BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT



The Compliance/Contract Review Committee (the "Committee") of the board of trustees meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of Wanger Advisors Trust (the "Trust") and each series thereof (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer ("CCO"), who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.
   The trustees receive all materials that they and CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as
(i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.
   On July 25, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 28, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in June, July and September 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 28, 2005.
   In considering whether to approve the continuation of the Agreement and to approve the Amended Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").
   Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. The trustees considered the importance of the continuity of management. At the September 28, 2005 meeting, the trustees considered the fact that Columbia Management, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.
   The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.
   Performance of the Funds. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the two domestic Funds, Wanger U.S. Smaller Companies and Wanger Select, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees considered that Lipper and Morningstar ranked Wanger U.S. Smaller Companies first in its peer group for the past five years and Wanger Select first in its peer group for the three and five-year periods. The trustees discussed the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, noting that each Fund's performance had improved over the past two years. They considered that Morningstar ranked Wanger International Small Cap first in its peer group for the one-year period and Lipper ranked it first in its peer group for the three-year period. They also considered that Lipper ranked Wanger International Select first in its peer group for the one-year period and second in its peer group for the three and five-year periods. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.
   Costs of Services and Profits Realized by CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were higher than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratios of each Fund were also higher than the median expense ratios of the respective peer groups. At the July 25, 2005 meeting, at the recommendation

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                                                Wanger Select 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


of the Committee, the board approved a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above, effective August 1, 2005.
   The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.
   The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.
   The trustees concluded that the advisory fees (including the additional breakpoint for Wanger International Small Cap) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were also reasonable.
   Economies of Scale. The trustees noted that the advisory fee schedule for each of Wanger U.S. Smaller Companies and Wanger International Small Cap contains two breakpoints that reduce the fee rate on assets above specified levels. They also noted that they had agreed to establish a new breakpoint for Wanger International Small Cap. The trustees concluded that with the additional breakpoint for Wanger International Small Cap, the fee schedule for each Fund would represent a sharing of economies of scale at current asset levels. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.
   Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that an affiliate of CWAM serves the Funds as transfer agent and receives compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. They noted that the Funds' transfer agent reported that it made a small profit on its work for the Funds. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.
   New Terms of the Amended Agreement. As previously mentioned, the trustees negotiated a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above. That new breakpoint is reflected in the Amended Agreement.
   In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CMG that expired on October 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly-owned subsidiary of CMG (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance/contract review committee place on full legal and regulatory compliance by CMG, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to (i) cooperate fully with the Board, the compliance/contract review committee and the CCO of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance/contract review committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Columbia Acorn Trust.
   After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 25, 2005, the trustees continued the Agreement, as revised to include an additional breakpoint for Wanger International Small Cap, through October 31, 2005, and on September 28, 2005, the trustees approved the Amended Agreement.

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                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------
SPECIAL NOTICE

   A special meeting of the shareholders was held on November 30, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of September 28, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following five trustees, by the votes shown below:

            NOMINEE                  FOR             AGAINST        ABSTAIN/BNV*
--------------------------------------------------------------------------------
        Jerome L. Duffy        73,936,669.461     1,967,029.183           0
      Fred D. Hasselbring      73,923,911.414     1,979,787.230           0
      Kathryn A. Krueger       74,060,051.086     1,843,647.558           0
         Ralph Wanger          73,916,921.587     1,986,777.057           0
      Patricia H. Werhane      73,960,075.551     1,943,623.093           0


* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

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                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST



The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
    The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.
    The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clarke, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. The Trust's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.columbiafunds.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)

                                                                                                       NUMBER OF
NAME, POSITION(S) WITH         YEAR FIRST                                                            PORTFOLIOS IN
WANGER ADVISORS TRUST          ELECTED OR                                                            FUND COMPLEX
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN            OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            BY TRUSTEE       DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
Jerome L. Duffy, 69,              2003        Retired since December 1997; prior thereto, senior vice        4           None.
Trustee                                       president, Kemper Financial Services and treasurer,
                                              Kemper Funds.

Fred D. Hasselbring, 64,          1994        Retail industry, general project development and business      4           None.
Trustee                                       computer systems consultant; voice over specialist for
                                              industrial and institutional applications; former chairman of the board of the Trust (September 2004 to November 2004);
                                              former lead independent trustee (August 2003 to
                                              September 2004).

Kathryn A. Krueger, M.D., 48,     2003        Medical Fellow I, Cardiovascular Therapeutic Area, Lilly       4           None.
Trustee                                       Research Laboratories (May 2004 to present); Medical
                                              Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                              Laboratories (January 2003 to April 2004); Medical Director,
                                              Cardiovascular Therapeutic Area, Lilly Research Laboratories
                                              (October 2002 to December 2002); Medical Director, Neptune
                                              Product Team, Lilly Research Laboratories (October 2001 to
                                              October 2002); Acting Director and Senior Clinical Research
                                              Physician, Lilly Research Laboratories (April 2001 to
                                              September 2001); Senior Clinical Research Physician, Lilly
                                              Research Laboratories (January 2000 to March 2001); Clinical
                                              Research Physician, Lilly Research Laboratories (June 1996
                                              to December 1999).

Patricia H. Werhane, 70,          1998        Ruffin Professor of Business Ethics, Darden Graduate School    4           None.
Chair of the Board and Trustee                of Business Administration, University of Virginia, since
                                              1993; Senior Fellow of the Olsson Center for Applied
                                              Ethics, Darden Graduate School of Business Administration,
                                              University of Virginia, from 2001 to present; and
                                              Wicklander Chair of Business Ethics and Director of
                                              the Institute for Business and Professional Ethics,
                                              DePaul University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

Ralph Wanger, 71, (1)             1994        Founder, former president, chief investment officer and        10          Columbia
Trustee                                       portfolio manager, Columbia Wanger Asset                                   Acorn
                                              Management, L.P. (CWAM) from July 1992 until                               Trust.
                                              September 2003; Former president, Columbia Acorn
                                              Trust from April 1992 through September 2003;
                                              Former president, Wanger Advisors Trust (1994 through
                                              September 2003); principal, Wanger Asset Management,
                                              L.P. (WAM) from July 1992 until September 2000;
                                              president, WAM Ltd. from July 1992 to September 2000;
                                              director, Wanger Investment Company plc.

                                                Wanger Select 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
NAME, POSITION(S) WITH         YEAR FIRST                                                             FUND COMPLEX
WANGER ADVISORS TRUST          ELECTED OR                                                               FOR WHICH
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                    OFFICER ACTS IN       OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            SAME CAPACITY    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF WANGER ADVISORS TRUST:
Ben Andrews, 39,                  2004        Analyst and portfolio manager, CWAM since 1998;                10          None.
Vice President                                vice president, Columbia Acorn Trust.

J. Kevin Connaughton, 41,         2001        Treasurer and CFO of the Columbia Funds and of the             10          Nations
Assistant Treasurer                           Liberty All-Star Funds since December 2000 Offshore                        Offshore
                                              (formerly chief accounting officer and controller of                       Funds
                                              the Columbia Funds and of the Liberty All-Star Funds
                                              from February 1998 to October 2000); treasurer of the                      Bank of
                                              Galaxy Funds from September 2002 through November 2005;                    America
                                              treasurer, Columbia Management Multi-Strategy Hedge Fund,                  Global
                                              LLC from December 2002 through December 2004.                              Liquidity
                                                                                                                         Funds, PLC

                                                                                                                         Banc of
                                                                                                                         America
                                                                                                                         Capital
                                                                                                                         Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Michael G. Clarke, 35,            2004        Chief accounting officer of the Columbia Funds, Liberty        10          None.
Assistant Treasurer                           Funds, Stein Roe Funds and All-Star Funds since October
                                              2004; Controller of the Columbia Funds, Liberty Funds,
                                              Stein Roe Funds and All-Star Funds from May 2004 to
                                              October 2004; Assistant Treasurer from June 2002 to May
                                              2004; Vice President, Product Strategy & Development
                                              of the Liberty Funds and Stein Roe Funds from February
                                              2001 to June 2002; Assistant Treasurer of the Liberty
                                              Funds, Stein Roe Funds and the All-Star Funds from August
                                              1999 to February 2001.

Bruce H. Lauer, 48,               1995        Chief operating officer, CWAM since April 1995; principal,     10          Banc of
Vice President, Secretary                     WAM from January 2000 to September 2000; vice president,                   America
and Treasurer                                 treasurer and secretary, Columbia Acorn Trust; director,                   Capital
                                              Wanger Investment Company plc and New Americas Small Cap Fund.             Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Charles P. McQuaid, 52,           1994        President, CWAM since October 2003; Chief Investment Officer   10          Columbia
President                                     of CWAM since September 2003; senior vice president of the                 Acorn
                                              Trust from 1994 through September 2003; Portfolio                          Trust.
                                              manager since 1995 and director of research,
                                              CWAM from July 1992 through December 2003; Interim
                                              director of international research, CWAM from December
                                              2003 until December 2004; principal, WAM from July
                                              1995 to September 2000; Trustee since 1992 and
                                              president since 2003, Columbia Acorn Trust.

Robert A. Mohn, 44,               1997        Analyst and portfolio manager, CWAM since August 1992;         10          None.
Vice President                                director of domestic research, CWAM since March 2004;
                                              principal, WAM from 1995 to September 2000; vice president,
                                              Columbia Acorn Trust.

Christopher Olson, 41,            2001        Analyst and portfolio manager, CWAM since January 2001; vice   10          None.
Vice President                                president, Columbia Acorn Trust; prior thereto, director
                                              and portfolio strategy analyst with UBS Asset Management/
                                              Brinson Partners.

Vincent P. Pietropaolo, 40,       2001        Assistant General Counsel, Bank of America (and its            10          None.
Assistant Secretary                           predecessors), since December 1999.

Robert Scales, 53,                2004        Associate General Counsel, Grant Thornton LLP (2002-2004);     10          None.
Chief Compliance Officer, Senior              prior thereto Associate General Counsel, UBS PaineWebber
Vice President and General Counsel            (broker-dealer)

Zach Egan, 37,                    2004        Director of International Research since December 2004;
Director of International Research            Co-manager of Columbia Acorn International Fund since
                                              May 2003; International Analyst, CWAM, 1999-2003.

-------------------------
(1)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is a former officer of the Trust and former employee of CWAM.

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                                                Wanger Select 2005 Annual Report
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                                                Wanger Select 2005 Annual Report
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[Graphic: Squirrel]
WANGER ADVISORS TRUST

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois


This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST




                                                 SHC-42/106121-1205 0206 06/9826

                                                     WANGER INTERNATIONAL SELECT
                                                              2005 Annual Report

[Graphic: Squirrel]
WANGER ADVISORS FUNDS
managed by Columbia Wanger Asset Management, L.P.

[Graphic: Squirrel]
WANGER INTERNATIONAL SELECT
2005 ANNUAL REPORT


         Table of Contents

    1    Understanding Your Expenses
    2    No Ordinary Portfolio Managers
    4    Performance Review
    6    Statement of Investments
    9    Statement of Assets and Liabilities
    9    Statement of Operations
   10    Statements of Changes in Net Assets
   11    Financial Highlights
   12    Notes to Financial Statements
   15    Report of Independent Registered Public Accounting Firm
   16    Management Fee Evaluation of the Senior Officer
   20    Board Approval of the Existing Advisory Agreement
   22    Special Notice
   23    Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE UNITED STATES WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $27 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

    FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

    THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

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                                  Wanger International Select 2005 Annual Report
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UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

     1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

     2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2005 - December 31, 2005
                           Account value at the          Account value at the          Expenses paid during      Fund's annualized
                       beginning of the period ($)       end of the period ($)            the period ($)         expense ratio (%)*
------------------------------------------------------------------------------------------------------------------------------------
                           Actual     Hypothetical       Actual     Hypothetical       Actual     Hypothetical
------------------------------------------------------------------------------------------------------------------------------------
Wanger International
 Select                  1,000.00         1,000.00     1,158.09         1,018.50         7.23             6.77           1.33
------------------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

*For the six months ended 12/31/05.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.


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                                  Wanger International Select 2005 Annual Report
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[Graphic: Squirrel]
NO ORDINARY PORTFOLIO MANAGERS


I began working with Ralph Wanger, founder of Columbia Wanger Asset Management, in 1978. Shortly thereafter he issued the third quarter shareholder report for one of our retail funds. In it he wrote: "...hedonism is in... Let us explore the possibility that we have been going through the oldest cycle of all--from Good to Bad." In order to prove that badness was more profitable than goodness, Ralph tested two portfolios for 36-month price changes. The virtuous portfolio included Angelica, up 45%, and Church's Fried Chicken, up 520%. The wicked portfolio included Playboy, up 600%, and DeBeers Mines, up 59%.1 The wicked portfolio won. Ralph's footnote to his essay read: "This study was done by the usual techniques of Financial Analysis: (A) The stocks chosen had nothing to do with the subject, and (B) The portfolios were readjusted until the answer affirmed the hypothesis." At that point it became very clear to me that Ralph Wanger was no ordinary portfolio manager!

Ralph parlayed his legendary shareholder reports into his book, A Zebra in Lion Country.2 The book could have been titled, The Wit and Wisdom of Ralph Wanger. In it Ralph admits that his first quarterly newsletters were serious and stuffy. He said that he gave market and economic forecasts that quickly became outdated. Then he decided, "If most mutual fund communications are both boring and wrong, well then, I figured, I'd rather be lively and wrong."

There's a lot of Wisdom in A Zebra in Lion Country. Examples include: "Look for stocks that have basic value but are out of fashion." Ralph also wrote, "The greatest investment profit comes when an ugly duckling becomes a swan." And, "If a company's earnings beat the Merrill Lynch analyst's forecast by 2 cents, that doesn't excite me. I need a long-term reason to own a stock."

And Ralph meant long term. "...you can't make five or ten or twenty times your money if you don't hold on to your stocks. Most people are delighted when a stock doubles, and quickly sell to lock in their gain," he wrote in his book. Ralph's long-term thinking was driven home in a report essay he wrote in June 1992: "What really makes for successful investing is having a few enormous hits. In 22 years, I've really had three Super Stocks." Houston Oil & Minerals was one. Houston Oil cost $220,000 in 1973 and went to $5.3 million in 1977. Another was Cray Research, which cost $1.5 million in 1978 and was worth $20 million in 1985. International Game Technology, a maker of slot machines, cost $5 million in 1988 and was worth $80 million by June 1992.3

Ralph also had his share of disasters. He wrote in that 1992 report, "There is one stock we tried to sell for two years and never got a bid on any of it. A stock like that just slides from 4 to 3 to 2 to 1 and finally disappears..." Ralph said, "It's kind of like a doctor saying don't worry about it, it's just going to shrivel up and fall off." Atchison Casting, an owner of steel foundries, was a painful example of this. Ralph began purchasing the stock in 1994 and it ended up being nearly worthless when it was sold in 2003.

The wisdom here is that small-cap investing can be a winner's game. Let your winners run. On any individual stock, one can possibly make several thousand percent, but the most that one can lose is 100%. Small-cap investors will have some big percentage losers, but damage to portfolios can be minor as long as investors don't keep throwing money at them and if they maintain a well-diversified portfolio.

How did Ralph use his genius and wisdom to build a successful firm? A few years after I joined Ralph we had a heated discussion about a stock. The next day I asked him if I had crossed the line during our debate. He looked at me kind of puzzled and said, course not, if we always agreed, why would I need you?" Ralph always respected differing opinions and created a culture of intellectual freedom.

In an investment world full of wishful thinking, Ralph also demanded intellectual honesty. The ability to ask tough questions, get sound answers, discover good businesses, detect strong managers and then value stocks appropriately, requires intellectual honesty. Then it's time to act. I remember an analyst saying that a stock trades by appointment and Ralph responding, "Then make an appointment and buy it!" The culture that Ralph fostered allowed Columbia Wanger Asset Management to grow and helped its shareholders to prosper.

Leah Zell's contribution to Columbia Wanger Asset Management has also been huge and complementary to Ralph's. Leah seemed to have the ability to see around corners strategically and make quick, good decisions. When Leah joined our team in 1984, she began as a domestic analyst following mostly real estate and retail stocks. Leah then became our first foreign analyst. She successfully launched our first international retail mutual fund, Acorn International, realizing great investment results, and taking the Fund from zero to one billion dollars in assets under management in 14 months. Of course, she could not have done it without a team. Leah built the international area at Columbia Wanger Asset Management. International investing requires all the skills needed for domestic investing, and more. At Columbia Wanger, we like to hire international analysts who also have language skills and cultural


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                                  Wanger International Select 2005 Annual Report
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knowledge. In a number of cases, Leah successfully mentored new analysts who had these traits and fine financial skills but had a lot to learn about security analysis.

We at Columbia Wanger Asset Management are happy that Ralph and Leah kept their offices with us and have been advisors over the last two years. We've gotten good advice, but Ralph and Leah made it clear that the decisions were ours. In our semiannual report we published Ralph's last column, which appeared in this section. Ralph once said of writing his essays, "It is fun for me and only mildly irritating to our shareholders." We are grateful to have had Ralph's and Leah's presence and wisdom for all these years. On September 30, 2005, they retired from their advisory roles with the firm.

DOMESTIC SMALL-CAP CYCLE
Small caps have outperformed large caps for over six years now; by our reckoning, small caps bottomed vs. large caps in March 1999. The small-cap Russell 2500 Index returned 110% from that date through December 31, 2005, far outpacing the S&P 500, which returned 8%.

In the past, small-cap stocks had long cycles of out- and under-performance vs. large caps. There is no science and there is no magic in predicting the exact top of a small-cap cycle. Perhaps small caps will continue to outperform--some believe small caps will outperform as long as rapid earnings growth continues and some others believe outperformance will persist until the overall market turns. Numerous economists are predicting higher inflation rates, and small caps did relatively well during the inflationary periods of the 1970s.

However, when looking at price-to-earnings ratios, small caps appear expensive vs. large caps. Using another measure, price-to-book value, small caps appear somewhat more reasonably priced. While we don't think domestic small caps are back to their all-time relative high valuations, we do think small-cap domestic stocks on average are no longer cheap.

We do not predict market cycles. We stick to what we believe we do best: buying reasonably priced small- and mid-cap stocks and when they enter periods of higher valuations, we try to become more selective. Over time this consistently applied approach has weathered the Funds through a variety of market cycles. While we certainly can't predict what the future holds, the best defense against unknown market factors is diversification across assets, which is a prudent and time-tested investment strategy.

COLUMBIA WAM NEWS
We are pleased to announce that Satoshi Matsunaga has joined our international analyst team covering Japan. He came on board in September. Before joining Columbia Wanger Asset Management, he was with Compass Advisers in New York. Satoshi holds an MBA from the University of Michigan and a bachelor's in economics from Keio University in Tokyo, Japan. As a Japanese national, Satoshi brings first-hand knowledge of the country and culture.

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

We are pleased to welcome Satoshi and Bill to the team.

photo of: CHARLES P. MCQUAID


/S/ CHARLES P. MCQUAID

CHARLES P. MCQUAID
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.


1 The 36-month period tested ran from September 30, 1975 to September 30, 1978. The stocks mentioned were not held at that time nor are they held by any Wanger Advisors Fund now.

2 Wanger, Ralph, "A Zebra in Lion Country," Simon & Schuster, New York, 1997.

3 Companies Houston Oil & Minerals and the original Cray Research have disappeared through acquisitions. International Game Technology (IGT) is not held by any Wanger Advisors Fund portfolio.

The views expressed here are those of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisor Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

                                       3

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                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

[Graphic: Squirrel]
PERFORMANCE REVIEW WANGER INTERNATIONAL SELECT


PHOTO OF: CHRISTOPHER J. OLSON

CHRISTOPHER J. OLSON
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.



Wanger International Select ended the year up 16.43% vs. a 20.35% gain for the S&P/Citigroup World ex-US Cap Range $2-10B Index. An underweight in Japan and a pull back in energy stock performance in the fourth quarter hurt the Fund's performance relative to its benchmark.

Argentina's Tenaris, a multinational steel pipe manufacturer, topped the annual winner charts with a 144% gain. Canada's Talisman Energy, an oil and gas producer, increased 102%. Outside the energy sector, UK freight forwarder Exel increased 56% in the year and the Fund's investment in Hong Kong exchange operator Hong Kong Exchanges & Clearing increased 61%.

The Japanese market rallied late in the year as foreign investors, motivated by signs of an improving economy, poured money into that market. Hoya, a maker of opto-electrical components and eyeglass lenses, rose 28%. Industrial lighting company Ushio gained 25%. Beverage distributor Ito En increased 19%. Daito Trust Construction, an apartment developer, had an 11% gain for the year.

Losers for the year included Compass Group, a UK concession and contract caterer, off 25% due to pricing competition in that market. Global Bio-Chem Technology Group, a Hong Kong refiner of corn-based commodities, fell more than 32% in the year due to weakness in some of its commodity prices. Japanese electronics manufacturer Funai Electric was off 32% due to increases in raw material costs.

Looking forward to 2006, we will work to increase the Fund's weighting in Japan. To achieve this goal, we are in the process of hiring an analyst to enhance our coverage of Japan. Elsewhere we will continue to follow our bottom-up investment approach to find what we believe to be the best stocks for your portfolio.

On December 7, 2005, Christopher Olson was named lead portfolio manager of Wanger International Select. Chris had previously been a co-manager on this Fund.



Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/05, the Fund's positions in the stocks mentioned were: Tenaris, 2.5%; Talisman Energy, 1.4%; Exel, 0.0%; Hong Kong Exchanges & Clearing, 3.0%; Hoya, 3.4%; Ushio, 3.6%; Ito En, 2.4%; Daito Trust Construction, 3.9%; Compass Group, 0.0%; Global Bio-Chem Technology Group, 1.0%; Funai Electric, 0.0%.


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                                  Wanger International Select 2005 Annual Report
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GROWTH OF A $10,000 INVESTMENT IN WANGER INTERNATIONAL SELECT

TOTAL RETURN FOR EACH PERIOD, FEBRUARY 1, 1999 (INCEPTION DATE) THROUGH DECEMBER 31, 2005

        AVERAGE ANNUAL TOTAL RETURN
  ------------------------------------
     1 year   5 years   Life of fund
     16.43%    4.91%       12.80%

WANGER INTERNATIONAL SELECT: $23,006

S&P/Citigroup World ex-US Cap Range $2-10B Index: $20,146

Line Chart:

                                                S&P/Citigroup
                         WANGER                 World ex-US
                         INTERNATIONAL          Cap Range
                         SELECT                 $2-10B Index
2/1/99                   10000                  10000
                         10020                   9750
                         10190                  10135
                         10620                  10701
                         10480                  10249
                         11350                  10624
                         11650                  11021
                         11800                  11144
                         11650                  11183
                         12160                  11188
                         14530                  11508
12/31/99                 18390                  12388
                         17890                  11789
                         21580                  11941
                         20853                  12299
                         20916                  11806
                         19304                  11616
                         20193                  12232
                         19817                  11836
                         20863                  12208
                         19827                  11802
                         19356                  11437
                         17042                  11096
12/31/00                 18100                  11638
                         18885                  11580
                         16812                  11159
                         14664                  10289
                         15748                  11048
                         15703                  10954
                         15052                  10669
                         14333                  10401
                         14082                  10307
                         11811                   9110
                         12405                   9476
                         12941                   9814
12/31/01                 13283                   9835
                         12656                   9545
                         12496                   9690
                         12918                  10245
                         13238                  10432
                         13352                  10764
                         12907                  10390
                         11537                   9460
                         11731                   9437
                         10864                   8593
                         10898                   8746
                         11218                   9192
12/31/02                 11252                   8933
                         10704                   8708
                         10271                   8546
                         10358                   8400
                         11343                   9142
                         12317                   9797
                         12386                  10077
                         12604                  10481
                         13142                  11086
                         13600                  11543
                         14529                  12434
                         14861                  12538
12/31/03                 15892                  13367
                         16190                  13648
                         16877                  13977
                         17001                  14520
                         16702                  14026
                         16725                  13987
                         17150                  14342
                         16737                  13798
                         16725                  13925
                         17403                  14373
                         17886                  14857
                         19013                  16031
12/31/04                 19760                  16739
                         19587                  16649
                         20691                  17361
                         20053                  16921
                         19361                  16432
                         19361                  16531
                         19865                  16872
                         20744                  17429
                         21541                  18024
                         22197                  18916
                         21260                  18247
                         21529                  18987
12/31/05                 23006                  20146

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2005, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Select is a diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $2 to $25 billion at the time of initial purchase. Prior to 2/1/02, Wanger International Select was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger International Select's total return and may make the Fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2005

                                     4th quarter   1 year
WANGER INTERNATIONAL SELECT             3.64%      16.43%
S&P/Citigroup World ex-US
  Cap Range $2-10B Index                6.50       20.35
MSCI EAFE                               4.08       13.54
Lipper International Funds Index        4.75       15.67

NAV AS OF 12/31/05: $19.63

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower. The S&P/Citigroup World ex-US Cap Range $2-10B Index is a subset of the broad market, selected by the index sponsor, representing the mid-cap developed market, excluding the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Funds Index is made up of the 30 largest non-U.S. funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/05
Japan                                                       27.6%
Switzerland                                                 13.0
France                                                      10.9
Ireland                                                      9.2
Canada                                                       5.9

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/05

1. Jupiter Telecommunications                                4.2%
Largest Cable Service Provider in Japan--Japan
2. Gambro                                                    4.1%
Products for Renal &Blood Care--Sweden
3. Anglo Irish Bank                                          4.0%
Small Business & Middle Market Banking--Ireland
4. Neopost                                                   3.9%
Postage Meter Machines--France
5. Daito Trust Construction                                  3.9%
Apartment Builder--Japan
6. Shimano                                                   3.7%
Bicycle Components & Fishing Tackle--Japan
7. Ushio                                                     3.6%
Industrial Light Sources--Japan
8. Kuehne & Nagel                                            3.6%
Freight Forwarding/Logistics--Switzerland
9. Northern Rock                                             3.5%
Low Cost Mortgage Bank--United Kingdom
10. SES Global                                               3.5%
Satellite Broadcasting Services--France

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                                  Wanger International Select 2005 Annual Report
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WANGER INTERNATIONAL SELECT           STATEMENT OF INVESTMENTS DECEMBER 31, 2005

-----------------------------------------------------------------
Number of                                                   Value
Shares
             COMMON STOCKS-97.6%

             EUROPE - 56.5%
-----------------------------------------------------------------
             UNITED KINGDOM/IRELAND - 13.8%
    117,000  Anglo Irish Bank (Ireland)                $1,775,779
             Small Business & Middle Market Banking
     95,000  Northern Rock                              1,541,311
             Lowest Cost Mortgage Bank
     90,000  IAWS (Ireland)                             1,294,595
             Manufacturer of Baked Goods
     55,000  Grafton Group (Ireland)                      599,053
             Building Materials Wholesaling & DIY Retailing
     20,000  Intermediate Capital                         479,332
             European Provider of Mezzanine Capital
     17,900  Kerry (Ireland)                              396,499
             Consumer Foods & Food Ingredients
-----------------------------------------------------------------
                                                        6,086,569

-----------------------------------------------------------------
             SWITZERLAND - 13.0%
      5,550  Kuehne & Nagel                             1,564,838
             Freight Forwarding/Logistics
      7,500  Swatch Group                               1,112,971
             Watch & Electronics Manufacturer
      7,850  Synthes                                      881,747
             Products for Orthopedic Surgery
      1,100  Geberit International                        870,591
             Plumbing Supplies
      1,300  Schindler                                    515,429
             Elevator Manufacturer & Service Provider
        630  Givaudan                                     426,936
             Industrial Fragrances & Flavors
      5,500  BKW Energie                                  368,327
             Electric Utility
-----------------------------------------------------------------
                                                        5,740,839

-----------------------------------------------------------------
             FRANCE- 10.9%
     17,300  Neopost                                    1,734,780
             Postage Meter Machines
     88,000  SES Global                                 1,540,869
             Satellite Broadcasting Services
     11,000  Essilor International                        888,162
             Eyeglass Lenses
      9,000  Imerys                                       651,027
             Industrial Minerals Producer
-----------------------------------------------------------------
                                                        4,814,838



-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             GERMANY - 4.9%
     68,500  Depfa Bank                                $1,012,903
             Investment Banker to Public Authorities
      7,500  Deutsche Boerse                              768,588
             Trading, Clearing & Settlement Services for
             Financial Markets
        500  Porsche                                      359,296
             Specialty Automobile Manufacturer
-----------------------------------------------------------------
                                                        2,140,787

-----------------------------------------------------------------
             SWEDEN - 4.1%
    164,000  Gambro                                     1,790,799
             Products for Renal & Blood Care

-----------------------------------------------------------------
             SPAIN - 2.9%
     41,000  Red Electrica                              1,269,804
             Spanish Power Grid

-----------------------------------------------------------------
             CZECH REPUBLIC - 2.5%
      7,860  Komercni Banka                             1,100,084
             Leading Czech Universal Bank

-----------------------------------------------------------------
             DENMARK - 2.5%
     20,000  Novozymes                                  1,094,890
             Industrial Enzymes

-----------------------------------------------------------------
             NORWAY - 1.9%
     20,000  Orkla                                        828,234
             Materials, Branded Consumer Goods & Media

-----------------------------------------------------------------
             EUROPE - TOTAL                            24,866,844

             ASIA - 32.7%
-----------------------------------------------------------------
             JAPAN - 27.6%
      2,320  Jupiter Telecommunications (b)             1,851,121
             Largest Cable Service Provider in Japan
     33,000  Daito Trust Construction                   1,706,872
             Apartment Builder
     62,000  Shimano                                    1,629,711
             Bicycle Components & Fishing Tackle
     68,000  Ushio                                      1,588,502
             Industrial Light Sources
     41,400  Hoya                                       1,488,413
             Opto-Electrical Components & Eyeglass Lenses


See accompanying notes to financial statements.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SELECT           STATEMENT OF INVESTMENTS DECEMBER 31, 2005

-----------------------------------------------------------------
Number of                                                   Value
Shares



-----------------------------------------------------------------
             JAPAN - 27.6% (CONT)
     17,400  Ito En                                    $1,041,625
             Bottled Tea & Other Beverages
     13,700  USS                                          873,566
             Used Car Auctioneer
     17,300  Aeon Mall                                    843,473
             Suburban Shopping Mall Developer, Owner & Operator
    110,000  Hiroshima Bank                               710,730
             Regional Bank
     55,000  Bank of Yokohama                             450,036
             Regional Bank
-----------------------------------------------------------------
                                                       12,184,049

-----------------------------------------------------------------
             HONG KONG/CHINA - 4.0%
    320,000  Hong Kong Exchanges & Clearing             1,326,859
             Hong Kong Equity & Derivatives Operator
  1,000,000  Global Bio-Chem Technology Group (China)     438,503
             Refiner of Corn-Based Commodities
-----------------------------------------------------------------
                                                        1,765,362

-----------------------------------------------------------------
             SINGAPORE - 1.1%
    500,000  Comfort Del Gro                              481,160
             Taxi & Mass Transit Service
-----------------------------------------------------------------
             ASIA - TOTAL                              14,430,571

             OTHER COUNTRIES - 5.9%
-----------------------------------------------------------------
             CANADA - 5.9%
    164,000  Kinross Gold (b)                           1,515,214
             Gold Mining
     11,900  Talisman Energy                              630,599
             Oil & Gas Producer
     24,000  Rona (b)                                     442,858
             Leading Canadian DIY Retailer
-----------------------------------------------------------------
                                                        2,588,671
-----------------------------------------------------------------
             OTHER COUNTRIES - TOTAL                    2,588,671


-----------------------------------------------------------------
Number of Shares                                            Value
or Principal Amount



-----------------------------------------------------------------
             LATIN AMERICA - 2.5%
             ARGENTINA - 2.5%
      9,600  Tenaris                                   $1,099,200
             Seamless Tubes
-----------------------------------------------------------------
             LATIN AMERICA - TOTAL                      1,099,200

TOTAL COMMON STOCKS (COST: $31,021,311) - 97.6%        42,985,286
-----------------------------------------------------------------


SHORT-TERM OBLIGATION - 2.1%
-----------------------------------------------------------------
   $906,000  Repurchase Agreement with State
             Street Bank & Trust dated 12/30/05,
             due 1/03/06 at 3.75% collateralized by
             US Treasury Bond, maturing 11/16/15
             market value $924,600 (repurchase
             proceeds: $906,377)                          906,000
-----------------------------------------------------------------
(COST: $906,000)                                          906,000

TOTAL INVESTMENTS (COST: $31,927,311) - 99.7% (a) (c)  43,891,286
-----------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES - 0.3%             134,989
-----------------------------------------------------------------

TOTAL NET ASSETS - 100%                               $44,026,275
-----------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2005, cost for federal income tax purposes is $32,384,580. The net unrealized appreciation was $11,506,706 consisting of gross unrealized appreciation of $12,245,653 and gross unrealized depreciation of $738,947.

(b)  Non-income producing security.

(c) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                        % of Net
    Currency                              Value           Assets
-----------------------------------------------------------------
    Euro Dollars                   $ 12,291,354             28.0%
    Japanese Yen                     12,184,051             27.8
    Swiss Francs                      5,740,839             13.1
    Canadian Dollars                  2,588,670              5.9
    Other currencies less than
      5% of total net assets         11,086,372             24.9
                                   ------------             -----
                                   $ 43,891,286             99.7%
                                   ============             =====

See accompanying notes to financial statements.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SELECT          PORTFOLIO DIVERSIFICATION DECEMBER 31, 2005

AT DECEMBER 31, 2005, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                            Value          Percent
------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Construction                           $2,577,462            5.8%
Other Industrial Services               2,080,267            4.7
Machinery                               1,734,780            3.9
Electrical Components                   1,588,502            3.6
Speciality Chemicals                    1,521,827            3.5
Steel                                   1,099,200            2.5
Industrial Materials                      651,027            1.5
Industrial Distribution                   599,053            1.4
------------------------------------------------------------------
                                       11,852,118           26.9

------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Durables Goods                          3,101,978            7.0
Food                                    1,691,094            3.8
Retail                                  1,286,331            2.9
Beverage                                1,041,625            2.4
Consumer Goods Distribution               873,566            2.0
Nondurables                               828,234            1.9
------------------------------------------------------------------
                                        8,822,828           20.0

------------------------------------------------------------------
FINANCE
Banks                                   6,590,843           15.0
Other Finance Companies                   479,332            1.1
------------------------------------------------------------------
                                        7,070,175           16.1



                                            Value         Percent
------------------------------------------------------------------
INFORMATION TECHNOLOGY
Financial Processors                   $2,095,447            4.7%
Cable Television                        1,851,121            4.2
Satellite Broadcasting                  1,540,869            3.5
Computer Hardware & Related Equipment   1,488,413            3.4
------------------------------------------------------------------
                                        6,975,850           15.8

------------------------------------------------------------------
HEALTH CARE
Services                                1,790,799            4.1
Medical Equipment                       1,769,909            4.0
------------------------------------------------------------------
                                        3,560,708            8.1

------------------------------------------------------------------
ENERGY/MINERALS
Non-Ferrous Metals                      1,515,214            3.5
Oil/Gas Producers                         630,599            1.4
Agricultural Commodities                  438,503            1.0
------------------------------------------------------------------
                                        2,584,316            5.9

------------------------------------------------------------------
OTHER INDUSTRIES
Regulated Utilities                     1,638,131            3.7
Transportation                            481,160            1.1
------------------------------------------------------------------
                                        2,119,291            4.8

------------------------------------------------------------------
TOTAL COMMON STOCKS                    42,985,286           97.6
------------------------------------------------------------------
SHORT-TERM OBLIGATION                     906,000            2.1

------------------------------------------------------------------
TOTAL INVESTMENTS                      43,891,286           99.7
------------------------------------------------------------------

------------------------------------------------------------------
CASH AND OTHER ASSETS
   LESS LIABILITIES                       134,989            0.3
------------------------------------------------------------------
NET ASSETS                            $44,026,275          100.0%

==================================================================

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005



----------------------------------------------------------------
ASSETS:
Investments, at cost                                 $31,927,311
================================================================
Investments, at value                                $43,891,286
Cash                                                         514
Foreign currency (cost of $7,771)                          7,777
Receivable for:
   Investments sold                                      103,749
   Fund shares sold                                       43,447
   Interest                                                  189
   Dividends                                              34,809
   Foreign tax reclaims                                   16,013
   Fee reimbursement due from
     Investment Adviser                                    1,541
----------------------------------------------------------------
   Total Assets                                       44,099,325

LIABILITIES:
Payable for:
   Fund shares repurchased                                37,789
   Transfer agent fee                                         12
   Trustees' fees                                            178
   Audit fee                                              14,050
   Custody fee                                             6,000
   Reports to shareholders                                11,248
Other liabilities                                          3,773
----------------------------------------------------------------
   Total Liabilities                                      73,050
----------------------------------------------------------------
Net Assets                                           $44,026,275
================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                      $33,362,542
Overdistributed net investment income                   (304,857)
Accumulated net realized loss                           (993,770)
Net unrealized appreciation (depreciation) on:
   Investments                                        11,963,975
   Foreign currency translations                          (1,615)
================================================================
Net Assets                                           $44,026,275
================================================================
Fund Shares outstanding                                2,243,170
================================================================
Net asset value, offering price and redemption
   price per share                                        $19.63
================================================================



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005



================================================================
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $62,747)       $794,846
Interest income                                           27,145
----------------------------------------------------------------
   Total Investment Income                               821,991

EXPENSES:
Investment advisory fee                                  392,342
Transfer agent fee                                           102
Trustees' fees                                             4,319
Custody fee                                               44,405
Audit fee                                                 25,850
Legal fees                                                 6,605
Reports to shareholders                                   28,554
Compliance fees (See Note 4)                               1,267
Non-recurring costs (See Note 8)                           7,116
Other expenses                                            20,096
----------------------------------------------------------------
   Total Expenses                                        530,656
Fees waived by Investment Adviser
   (See Note 4)                                             (674)
Non-recurring costs assumed by Investment
   Adviser (See Note 8)                                   (7,116)
Custody earnings credit                                      (62)
----------------------------------------------------------------
Net Expenses                                             522,804
----------------------------------------------------------------
Net Investment Income                                    299,187

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                         3,602,147
   Foreign currency transactions                         (12,608)
----------------------------------------------------------------
   Net realized gain                                   3,589,539
----------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         2,222,677
   Foreign currency translations                          (3,008)
----------------------------------------------------------------
     Net change in unrealized
       appreciation (depreciation)                     2,219,669
----------------------------------------------------------------
     Net Gain                                          5,809,208
----------------------------------------------------------------
Net Increase in Net Assets from Operations            $6,108,395
================================================================

See accompanying notes to financial statements.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      Year ended December 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                       2005          2004
===================================================================================================================================
FROM OPERATIONS:
   Net investment income                                                                             $  299,187          $  82,031
   Net realized gain on investments and foreign currency transactions                                 3,589,539          3,328,351
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency translations                                                 2,219,669          3,070,465
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations                                                         6,108,395          6,480,847

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                                          (770,742)           (87,061)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                                                        (770,742)           (87,061)

SHARE TRANSACTIONS:
   Subscriptions                                                                                     12,185,603         15,850,018
   Distributions reinvested                                                                             770,742             87,061
   Redemptions                                                                                       (9,499,381)       (14,026,796)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                                                               3,456,964          1,910,283
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                                       8,794,617          8,304,069

NET ASSETS:
   Beginning of period                                                                               35,231,658         26,927,589
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                                    $44,026,275        $35,231,658
------------------------------------------------------------------------------------------------------------------------------------
(OVERDISTRIBUTED) UNDISTRIBUTED NET INVESTMENT INCOME                                                 $(304,857)          $173,486
====================================================================================================================================


See accompanying notes to financial statements.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                            Year Ended December 31,
Selected data for a share outstanding throughout each period               2005       2004        2003          2002         2001
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                        $17.19     $13.87       $9.86       $11.64       $17.29
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                              0.13       0.04        0.04         0.04        (0.03)
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                          2.66       3.33        4.01        (1.82)       (4.46)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           2.79       3.37        4.05        (1.78)       (4.49)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   (0.35)     (0.05)      (0.04)          --        (0.02)
From net realized capital gains                                               --          --           --           --        (1.14)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                              (0.35)     (0.05)      (0.04)          --        (1.16)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $19.63     $17.19      $13.87        $9.86       $11.64
====================================================================================================================================
Total Return (b)                                                            16.43%(c)  24.34%      41.24%(c)  (15.29)%(c)  (26.61)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                                                1.32%       1.43%       1.45%        1.45%        1.45%
Net investment income (loss)(d)                                             0.76%       0.29%       0.39%        0.35%      (0.20)%
Waiver/Reimbursement                                                        0.00%(e)      --        0.09%        0.10%           --
Portfolio turnover rate                                                       48%         71%         59%         113%          72%
Net assets, end of period (000's)                                         $44,026     $35,232     $26,928      $14,083      $15,431

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Had the Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  The benefits derived from custody fees paid indirectly had no impact.
(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Wanger International Select (known prior to May 1, 2004 as Wanger Foreign Forty), (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase prices including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS
Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

transactions and passive foreign investment company ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:


      OVERDISTRIBUTED              ACCUMULATED           PAID IN
   NET INVESTMENT LOSS          NET REALIZED LOSS        CAPITAL
  ---------------------------------------------------------------
         $(6,788)                    $6,788                $--

   Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

   The tax character of distributions paid during the year ended December 31, 2005 was as follows:

                              DECEMBER 31, 2005   DECEMBER 31, 2004
                              -----------------   -----------------
Distributions paid from:
  Ordinary Income*                $770,742           $87,061

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

   As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED      UNDISTRIBUTED
         ORDINARY            LONG-TERM         NET UNREALIZED
          INCOME           CAPITAL GAINS        APPRECIATION*
  ---------------------------------------------------------------
         $152,151               $--               $11,506,706

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, and PFIC adjustments.

   The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                         CAPITAL LOSS
EXPIRATION                     CARRYFORWARDS
----------                     -------------
2010                                $ 11,505
2011                                 982,004
----------                     -------------
Total                               $993,509

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital. Capital loss carryforwards of $3,581,121 were utilized during the year ended December 31, 2005 for the Fund.

4. TRANSACTIONS WITH AFFILIATES

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management, Inc. (CM), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

   Effective March 8, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.99% of average daily net assets.

   Prior to March 8, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 1.00% of average daily net assets.

   In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General, Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at 0.99% of average daily net assets. The fee waiver was effective from January 1, 2005 through March 8, 2005, but applied as if it had gone into effect on December 1, 2004.

   Fees waived by Columbia WAM amounted to $674 for the year ended December 31, 2005.

   The investment advisory agreement also provides that through April 30, 2006 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the year ended December 31, 2005.

   Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2005, the Fund paid $4,319 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statement of Operations.

   Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

   Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

   During the year ended December 31, 2005, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $419,565 and $5,131,823, respectively.

5. BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                        Year ended             Year ended
                                 December 31, 2005      December 31, 2004
--------------------------------------------------------------------------------
Shares sold                                688,890              1,041,265
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividend distributions                43,155                  6,025
--------------------------------------------------------------------------------
Less shares redeemed                       537,836                940,310
--------------------------------------------------------------------------------
Net increase in shares outstanding         194,209                106,980


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                                  Wanger International Select 2005 Annual Report
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NOTES TO FINANCIAL STATEMENTS



7. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were $22,173,086 and $18,480,720.

8. LEGAL PROCEEDINGS

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

   Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.

   The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Funds' net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.

   On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

   The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

   In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

   For the year ended December 31, 2005, CM has assumed $7,116 in consulting services and legal fees incurred by the Fund in connection with these matters.


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                                  Wanger International Select 2005 Annual Report
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wanger International Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2006


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                                  Wanger International Select 2005 Annual Report
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                                [EXCERPTS FROM:]




                              WANGER ADVISORS TRUST


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance




















                                    July 2005

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                                  Wanger International Select 2005 Annual Report
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                                  Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the WAT Fund[s] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

     (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;
     (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;
     (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;
     (4) Profit margins of CWAM and its affiliates from supplying such services;
     (5)  Possible economies of scale as the WAT Funds grow larger; and
     (6) The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

                            Process and Independence

The objectives of the Order are to ensure the independent evaluation of the advisory fees paid by the WAT Funds as well as to ensure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar, Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar, Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst &Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.


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                                  Wanger International Select 2005 Annual Report
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Finally, this Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Renewal Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

                                      * * *

     VI.  Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

     1. Performance. The WAT Funds generally have achieved outstanding performance and rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the domestic WAT Funds. Recent management changes have been followed by improved performance. The domestic WAT Funds and International Select typically achieve their performance with less risk than their competitors; relative risks are greater for International Small Cap.

     2. Management Fees relative to Peers. The management fee rankings of the Funds are generally well below the respective medians and, hence, less favorable to shareholders than their peer group funds.

     3. Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

     4. Management Fees relative to Other Accounts. CWAM's focus is its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, sub-advised accounts pay lower management fees than do the WAT Funds.

     5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's management agreement with the WAT Funds.

     6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. Profit margins for the WAT Funds are lower than the margins for other accounts managed by CWAM because of payments made to intermediaries that offer the WAT Funds through variable annuity products. CMAI, the Funds' administrator, currently experiences losses rather than profits, in connection with its activities relating to the WAT Funds.

     7. Economies of Scale. Economies of scale do exist at CWAM and will expand, if the assets of the WAT Funds get larger. They are, however, only partially reflected in the management fee schedule for two of the four WAT Funds. If the Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits

     8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

          a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process. It should also be supported by effective information technology.

          b. Compliance. CWAM has an effective compliance program and a variety of related services that are valuable to shareholders, such as, systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the WAT Funds' NAV.

          c. Administration Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of Fund NAV's, accounting services, shareholder services, and other functions

In my opinion, these conclusions, taken together, generally support the reasonableness of the proposed management agreement. In reaching this conclusion, I weighed heavily the outstanding performance of the WAT Funds relative to their peers. Performance is an investor's first concern. The expense incurred by shareholders to enjoy this performance is, however, high relative to competing funds, though expenses for the WAT Funds are (with one exception) comparable to the parallel Acorn Funds. Nonetheless, a more complete breakpoint schedule could address this issue as well as share with investors more fully the benefits of economies of scale.


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                                  Wanger International Select 2005 Annual Report
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     VII. Recommendations

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching a management agreement that best serves the WAT Fund shareholders.

I believe the Trustees should consider the following:

     1. Restructure the management fee schedule beyond the current breakpoints to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all WAT Funds, including breakpoints above and below current asset levels.

     2. Conduct further study to ensure that the costs paid to insurance company intermediaries are transparent. The Trustees could consider forming an ad hoc committee to gather and evaluate data regarding CWAM's payments to intermediaries and the services provided by those intermediaries. Such a committee might also seek the assistance of a consultant such as Ernst & Young.

     3. Administrative Fees. Administrative and advisory fees could be unbundled to allow greater transparency and to permit distinct comparisons among peers. An administrative fee could also be formulated with a breakpoint schedule that shares the economies of scale available with shareholders.

     4. Condition contract renewal on submission of an employment agreements or a management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the WAT Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and support them with effective and reliable information technology systems.

     5. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.




Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel
July 25, 2005

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


The Compliance/Contract Review Committee (the "Committee") of the board of trustees meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of Wanger Advisors Trust (the "Trust") and each series thereof (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer ("CCO"), who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.
   The trustees receive all materials that they and CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as
(i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.
   On July 25, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 28, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in June, July and September 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 28, 2005.
   In considering whether to approve the continuation of the Agreement and to approve the Amended Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").
   Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. The trustees considered the importance of the continuity of management. At the September 28, 2005 meeting, the trustees considered the fact that Columbia Management, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.
   The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.
   Performance of the Funds. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the two domestic Funds, Wanger U.S. Smaller Companies and Wanger Select, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees considered that Lipper and Morningstar ranked Wanger U.S. Smaller Companies first in its peer group for the past five years and Wanger Select first in its peer group for the three and five-year periods. The trustees discussed the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, noting that each Fund's performance had improved over the past two years. They considered that Morningstar ranked Wanger International Small Cap first in its peer group for the one-year period and Lipper ranked it first in its peer group for the three-year period. They also considered that Lipper ranked Wanger International Select first in its peer group for the one-year period and second in its peer group for the three and five-year periods. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.
   Costs of Services and Profits Realized by CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were higher than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratios of each Fund were also higher than the median expense ratios of the respective peer groups. At the July 25, 2005 meeting, at the recommendation


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                                  Wanger International Select 2005 Annual Report
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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

of the Committee, the board approved a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above, effective August 1, 2005.
   The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.
   The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.
   The trustees concluded that the advisory fees (including the additional breakpoint for Wanger International Small Cap) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were also reasonable.
   Economies of Scale. The trustees noted that the advisory fee schedule for each of Wanger U.S. Smaller Companies and Wanger International Small Cap contains two breakpoints that reduce the fee rate on assets above specified levels. They also noted that they had agreed to establish a new breakpoint for Wanger International Small Cap. The trustees concluded that with the additional breakpoint for Wanger International Small Cap, the fee schedule for each Fund would represent a sharing of economies of scale at current asset levels. They agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.
   Other Benefits to CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that an affiliate of CWAM serves the Funds as transfer agent and receives compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. They noted that the Funds' transfer agent reported that it made a small profit on its work for the Funds. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.
   New Terms of the Amended Agreement. As previously mentioned, the trustees negotiated a new breakpoint for Wanger International Small Cap's fee schedule, reducing fees by 0.10% on net assets of $500 million and above. That new breakpoint is reflected in the Amended Agreement.
   In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CM that expired on October 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly owned subsidiary of CM (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance/contract review committee place on full legal and regulatory compliance by CMG, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to (i) cooperate fully with the Board, the compliance/contract review committee and the CCO of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance/contract review committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Columbia Acorn Trust.
   After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 25, 2005, the trustees continued the Agreement, as revised to include an additional breakpoint for Wanger International Small Cap, through October 31, 2005, and on September 28, 2005, the trustees approved the Amended Agreement.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------
SPECIAL NOTICE

A special meeting of the shareholders was held on November 30, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of September 28, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following five trustees, by the votes shown below:

            NOMINEE                  FOR             AGAINST        ABSTAIN/BNV*
            -------                  ---             -------        ------------
        Jerome L. Duffy        73,936,669.461     1,967,029.183           0
      Fred D. Hasselbring      73,923,911.414     1,979,787.230           0
      Kathryn A. Krueger       74,060,051.086     1,843,647.558           0
         Ralph Wanger          73,916,921.587     1,986,777.057           0
      Patricia H. Werhane      73,960,075.551     1,943,623.093           0

* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST


The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
    The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.
    The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clarke, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. The Trust's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.columbiafunds.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)

                                                                                                       NUMBER OF
NAME, POSITION(S) WITH         YEAR FIRST                                                            PORTFOLIOS IN
WANGER ADVISORS TRUST          ELECTED OR                                                            FUND COMPLEX
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN            OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            BY TRUSTEE       DIRECTORSHIPS
----------------------         ----------          ------------------------------                    -------------     -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
Jerome L. Duffy, 69,              2003        Retired since December 1997; prior thereto, senior vice        4           None.
Trustee                                       president, Kemper Financial Services and treasurer,
                                              Kemper Funds.

Fred D. Hasselbring, 64,          1994        Retail industry, general project development and business      4           None.
Trustee                                       computer systems consultant; voice over specialist for
                                              industrial and institutional applications; former chairman of the board of the Trust (September 2004 to November 2004);
                                              former lead independent trustee (August 2003 to
                                              September 2004).

Kathryn A. Krueger, M.D., 48,     2003        Medical Fellow I, Cardiovascular Therapeutic Area, Lilly       4           None.
Trustee                                       Research Laboratories (May 2004 to present); Medical
                                              Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                              Laboratories (January 2003 to April 2004); Medical Director,
                                              Cardiovascular Therapeutic Area, Lilly Research Laboratories
                                              (October 2002 to December 2002); Medical Director, Neptune
                                              Product Team, Lilly Research Laboratories (October 2001 to
                                              October 2002); Acting Director and Senior Clinical Research
                                              Physician, Lilly Research Laboratories (April 2001 to
                                              September 2001); Senior Clinical Research Physician, Lilly
                                              Research Laboratories (January 2000 to March 2001); Clinical
                                              Research Physician, Lilly Research Laboratories (June 1996
                                              to December 1999).

Patricia H. Werhane, 70,          1998        Ruffin Professor of Business Ethics, Darden Graduate School    4           None.
Chair of the Board and Trustee                of Business Administration, University of Virginia, since
                                              1993; Senior Fellow of the Olsson Center for Applied
                                              Ethics, Darden Graduate School of Business Administration,
                                              University of Virginia, from 2001 to present; and
                                              Wicklander Chair of Business Ethics and Director of
                                              the Institute for Business and Professional Ethics,
                                              DePaul University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

Ralph Wanger, 71, (1)             1994        Founder, former president, chief investment officer and        10          Columbia
Trustee                                       portfolio manager, Columbia Wanger Asset                                   Acorn
                                              Management, L.P. (CWAM) from July 1992 until                               Trust.
                                              September 2003; Former president, Columbia Acorn
                                              Trust from April 1992 through September 2003;
                                              Former president, Wanger Advisors Trust (1994 through
                                              September 2003); principal, Wanger Asset Management,
                                              L.P. (WAM) from July 1992 until September 2000;
                                              president, WAM Ltd. from July 1992 to September 2000;
                                              director, Wanger Investment Company plc.

                                  Wanger International Select 2005 Annual Report
--------------------------------------------------------------------------------


BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
NAME, POSITION(S) WITH         YEAR FIRST                                                             FUND COMPLEX
WANGER ADVISORS TRUST          ELECTED OR                                                               FOR WHICH
      AND AGE AT               APPOINTED           PRINCIPAL OCCUPATION(S) DURING                    OFFICER ACTS IN       OTHER
   DECEMBER 31, 2005            TO OFFICE                  PAST FIVE YEARS                            SAME CAPACITY    DIRECTORSHIPS
----------------------         ----------          ------------------------------                    -------------     -------------
OFFICERS OF WANGER ADVISORS TRUST:
Ben Andrews, 39,                  2004        Analyst and portfolio manager, CWAM since 1998;                10          None.
Vice President                                vice president, Columbia Acorn Trust.

J. Kevin Connaughton, 41,         2001        Treasurer and CFO of the Columbia Funds and of the             10          Nations
Assistant Treasurer                           Liberty All-Star Funds since December 2000 Offshore                        Offshore
                                              (formerly chief accounting officer and controller of                       Funds
                                              the Columbia Funds and of the Liberty All-Star Funds
                                              from February 1998 to October 2000); treasurer of the                      Bank of
                                              Galaxy Funds from September 2002 through November 2005;                    America
                                              treasurer, Columbia Management Multi-Strategy Hedge Fund,                  Global
                                              LLC from December 2002 through December 2004.                              Liquidity
                                                                                                                         Funds, PLC

                                                                                                                         Banc of
                                                                                                                         America
                                                                                                                         Capital
                                                                                                                         Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Michael G. Clarke, 35,            2004        Chief accounting officer of the Columbia Funds, Liberty        10          None.
Assistant Treasurer                           Funds, Stein Roe Funds and All-Star Funds since October
                                              2004; Controller of the Columbia Funds, Liberty Funds,
                                              Stein Roe Funds and All-Star Funds from May 2004 to
                                              October 2004; Assistant Treasurer from June 2002 to May
                                              2004; Vice President, Product Strategy & Development
                                              of the Liberty Funds and Stein Roe Funds from February
                                              2001 to June 2002; Assistant Treasurer of the Liberty
                                              Funds, Stein Roe Funds and the All-Star Funds from August
                                              1999 to February 2001.

Bruce H. Lauer, 48,               1995        Chief operating officer, CWAM since April 1995; principal,     10          Banc of
Vice President, Secretary                     WAM from January 2000 to September 2000; vice president,                   America
and Treasurer                                 treasurer and secretary, Columbia Acorn Trust; director,                   Capital
                                              Wanger Investment Company plc and New Americas Small Cap Fund.             Management
                                                                                                                         (Ireland),
                                                                                                                         Limited

Charles P. McQuaid, 52,           1994        President, CWAM since October 2003; Chief Investment Officer   10          Columbia
President                                     of CWAM since September 2003; senior vice president of the                 Acorn
                                              Trust from 1994 through September 2003; Portfolio                          Trust.
                                              manager since 1995 and director of research,
                                              CWAM from July 1992 through December 2003; Interim
                                              director of international research, CWAM from December
                                              2003 until December 2004; principal, WAM from July
                                              1995 to September 2000; Trustee since 1992 and
                                              president since 2003, Columbia Acorn Trust.

Robert A. Mohn, 44,               1997        Analyst and portfolio manager, CWAM since August 1992;         10          None.
Vice President                                director of domestic research, CWAM since March 2004;
                                              principal, WAM from 1995 to September 2000; vice president,
                                              Columbia Acorn Trust.

Christopher Olson, 41,            2001        Analyst and portfolio manager, CWAM since January 2001; vice   10          None.
Vice President                                president, Columbia Acorn Trust; prior thereto, director
                                              and portfolio strategy analyst with UBS Asset Management/
                                              Brinson Partners.

Vincent P. Pietropaolo, 40,       2001        Assistant General Counsel, Bank of America (and its            10          None.
Assistant Secretary                           predecessors), since December 1999.

Robert Scales, 53,                2004        Associate General Counsel, Grant Thornton LLP (2002-2004);     10          None.
Chief Compliance Officer, Senior              prior thereto Associate General Counsel, UBS PaineWebber
Vice President and General Counsel            (broker-dealer)

Zach Egan, 37,                    2004        Director of International Research since December 2004;
Director of International Research            Co-manager Director of International Research of Columbia
                                              Acorn International Fund since May 2003; International
                                              Analyst, CWAM, 1999-2003.

-------------------------
(1)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is a former officer of the Trust and former employee of CWAM.

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[Graphic: Squirrel]

WANGER ADVISORS TRUST


TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST





                                                 SHC-42/106334-1205 0206 06/9827

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Jerome L. Duffy, who is a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Duffy is an independent trustee, as defined in paragraph (a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $85,000                        $82,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $13,800                        $10,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $11,600                        $11,000

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The policy of the registrant's Audit Committee is to specifically pre-approve
(i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2005 and December 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $104,200 and $93,500, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent performed by the current principal accountant.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Wanger Advisors Trust
            -----------------------------------------------------------------


By (Signature and Title)   /S/ Charles P. McQuaid
                        -----------------------------------------------------
                           Charles P. McQuaid, President

Date                       February 27, 2006
    -------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /S/ Charles P. McQuaid
                        ------------------------------------------------------
                           Charles P. McQuaid, President

Date                       February 27, 2006
    --------------------------------------------------------------------------


By (Signature and Title)   /S/ Bruce H. Lauer
                        ------------------------------------------------------
                           Bruce H. Lauer, Treasurer

Date                       February 27, 2006
    --------------------------------------------------------------------------